   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 28, 1996.

                                                SECURITIES ACT FILE NO. 33-34476
                                        INVESTMENT COMPANY ACT FILE NO. 811-6089
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/
                          PRE-EFFECTIVE AMENDMENT NO.                        / /
                         POST-EFFECTIVE AMENDMENT NO. 7                      /X/
                                     AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      /X/
                                AMENDMENT NO. 9                              /X/
                        (CHECK APPROPRIATE BOX OR BOXES)
                             ---------------------

                        MERRILL LYNCH SHORT-TERM GLOBAL
                               INCOME FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            800 SCUDDERS MILL ROAD
            PLAINSBORO, NEW JERSEY                                      08536
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (609) 282-2800

                                 ARTHUR ZEIKEL
               MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.
                 800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                             ---------------------

                                   COPIES TO:


          COUNSEL FOR THE REGISTRANT:                        PHILIP L. KIRSTEIN, ESQ.
                 BROWN & WOOD                             MERRILL LYNCH ASSET MANAGEMENT
            ONE WORLD TRADE CENTER                                 P.O. BOX 9011
         NEW YORK, NEW YORK 10048-0557                   PRINCETON, NEW JERSEY 08543-9011
     ATTENTION: THOMAS R. SMITH, JR., ESQ.
             FRANK P. BRUNO, ESQ.


 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
                     /X/ immediately upon filing pursuant to
                         paragraph (b)
                     / / on (date) pursuant to paragraph (b)
                     / / 60 days after filing pursuant to
                         paragraph (a)(1)
                     / / on (date) pursuant to paragraph (a)(1)
                     / / 75 days after filing pursuant to
                         paragraph (a)(2)
                     / / on (date) pursuant to paragraph (a)(2) of
                         rule 485
                  If appropriate, check the following box:
                     / / this post-effective amendment designates
                         a new effective date for a previously filed post-effective amendment


     THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES OF COMMON STOCK UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE NOTICES REQUIRED BY SUCH RULE FOR THE REGISTRANT'S FISCAL YEAR ENDED OCTOBER 31, 1995 AND FOR THE FISCAL PERIOD ENDED DECEMBER 31, 1995 WERE FILED ON DECEMBER 21, 1995 AND FEBRUARY 27, 1996, RESPECTIVELY.

                             ---------------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                 PROPOSED MAXIMUM   PROPOSED MAXIMUM      AMOUNT OF
TITLE OF SECURITIES BEING           AMOUNT        OFFERING PRICE        AGGREGATE       REGISTRATION
  REGISTERED                   BEING REGISTERED      PER SHARE       OFFERING PRICE          FEE
-------------------------------------------------------------------------------------------------------
Shares of Common Stock (par
  value $.10 per share).......    50,094,088           $8.20            $289,993            $100
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------


*(1) The calculation of the maximum aggregate offering price is made pursuant to Rule 24e-2 under the Investment Company Act of 1940.

 (2) The total amount of securities redeemed or repurchased during Registrant's fiscal year ended October 31, 1995 and fiscal period ended December 31, 1995 was 52,745,750 shares of Common Stock.


 (3) 2,687,027 of the shares described in (2) above have been used for reduction pursuant to Rule 24e-2(a) or Rule 24f-2(c) under the Investment Company Act of 1940 in previous filings during Registrant's fiscal period ended December 31, 1995 and current fiscal year.


 (4) 50,058,723 of the shares redeemed during Registrant's fiscal year ended October 31, 1995 and fiscal period ended December 31, 1995 are being used for the reduction of the registration fee in this amendment to the Registration Statement.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

               MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.


                      REGISTRATION STATEMENT ON FORM N-1A


                             CROSS REFERENCE SHEET


   N-1A
 ITEM NO.                                                             LOCATION
-----------                                            --------------------------------------
PART A
  Item 1.      Cover Page............................  Cover Page
  Item 2.      Synopsis..............................  Not Applicable
  Item 3.      Condensed Financial Information.......  Financial Highlights; Performance Data
  Item 4.      General Description of Registrant.....  Investment Objective and Policies;
                                                         Additional Information
  Item 5.      Management of the Fund................  Fee Table; Management of the Fund;
                                                       Inside Back Cover Page
  Item 5A.     Management's Discussion of Fund
                 Performance.........................  Not Applicable
  Item 6.      Capital Stock and Other Securities....  Cover Page; Additional Information
  Item 7.      Purchase of Securities Being
                 Offered.............................  Cover Page; Fee Table; Merrill Lynch
                                                         Select Pricing(SM) System; Purchase of
                                                         Shares; Shareholder Services;
                                                         Additional Information; Inside Back
                                                         Cover Page
  Item 8.      Redemption or Repurchase..............  Fee Table; Merrill Lynch Select
                                                       Pricing(SM) System; Purchase of Shares;
                                                         Redemption of Shares; Shareholder
                                                         Services
  Item 9.      Pending Legal Proceedings.............  Additional Information
PART B
  Item 10.     Cover Page............................  Cover Page
  Item 11.     Table of Contents.....................  Back Cover Page
  Item 12.     General Information and History.......  Not Applicable
  Item 13.     Investment Objectives and Policies....  Investment Objective and Policies
  Item 14.     Management of the Fund................  Management of the Fund
  Item 15.     Control Persons and Principal Holders
                 of Securities.......................  Management of the Fund
  Item 16.     Investment Advisory and Other
                 Services............................  Management of the Fund; Purchase of
                                                         Shares; General Information
  Item 17.     Brokerage Allocation and Other
                 Practices...........................  Portfolio Transactions and Brokerage
  Item 18.     Capital Stock and Other Securities....  General Information--Description of
                                                       Shares
  Item 19.     Purchase, Redemption and Pricing of
                 Securities Being Offered............  Purchase of Shares; Redemption of
                                                       Shares; Determination of Net Asset
                                                         Value; Shareholder Services; General
                                                         Information
  Item 20.     Tax Status............................  Distributions and Taxes
  Item 21.     Underwriters..........................  Purchase of Shares
  Item 22.     Calculation of Performance Data.......  Performance Data
  Item 23.     Financial Statements..................  Financial Statements
PART C
     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS

FEBRUARY 28, 1996

               MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 - PHONE NO. (609) 282-2800
                            ------------------------


     Merrill Lynch Short-Term Global Income Fund, Inc. (the "Fund") is a non-diversified mutual fund seeking to provide shareholders with as high a level of current income as is consistent with prudent investment management from a global portfolio of high quality debt securities denominated in various currencies and multi-national currency units and having remaining maturities not exceeding three years. Under normal circumstances, the Fund will invest its assets in debt securities denominated in at least three different currencies, including the United States dollar. At times, the Fund may seek to hedge its portfolio against currency risks and, to a lesser extent, interest rate risks through the use of futures, options on futures and currency transactions. Investment on a global basis involves special considerations. See "Special and Risk Considerations". There can be no assurance that the investment objective of the Fund will be realized. For more information on the Fund's investment objective and policies, please see "Investment Objective and Policies" on page 10.

                            ------------------------

     Pursuant to the Merrill Lynch Select Pricing(SM) System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing(SM) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. As a result of the implementation of the Select Pricing(SM) System, Class A shares of the Fund outstanding prior to October 21, 1994, were redesignated Class D shares. The Class A shares offered by this Prospectus differ from the Class A shares offered prior to October 21, 1994, in many respects, including sales charges, exchange privilege and the classes of persons to whom such shares are offered. See "Merrill Lynch Select Pricing(SM) System" on page 3.

                            ------------------------


     Shares may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081 [(609) 282-2800], and other securities dealers which have entered into selected dealers agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). The minimum initial purchase is $1,000, and the minimum subsequent purchase is $50, except that for retirement plans the minimum initial purchase is $100, and the minimum subsequent purchase is $1. Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Purchases and redemptions directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares".

                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
    EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
       SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
          COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
              PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
                              A CRIMINAL OFFENSE.

                            ------------------------


     This Prospectus is a concise statement of information about the Fund that is relevant to making an investment in the Fund. This Prospectus should be retained for future reference. A statement containing additional information about the Fund, dated February 28, 1996 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission and is available, without charge, by calling or by writing the Fund at the above telephone number or address. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

                            ------------------------

              MERRILL LYNCH ASSET MANAGEMENT -- INVESTMENT ADVISER MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                                   FEE TABLE

     A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Fund follows:


                                                     CLASS A(a)             CLASS B(b)            CLASS C      CLASS D
                                                     ----------     --------------------------    --------     --------
Shareholder Transaction Expenses:
  Maximum Sales Charge Imposed on Purchases
    (as a percentage of offering price)............   4.00%(c)      None                          None         4.00%(c)
  Sales Charge Imposed on Dividend Reinvestments...   None          None                          None         None
  Deferred Sales Charge (as a percentage of
    original purchase price or redemption proceeds,
    whichever is lower)............................   None(d)       4.0% during the first         1% for       None(d)
                                                                    year, decreasing 1.0%         one year
                                                                    annually thereafter to
                                                                    0.0% after
                                                                    the fourth year
  Exchange Fee.....................................   None          None                          None         None
Annual Fund Operating Expenses
  (as a percentage of average net assets):
  Investment Advisory Fees(e)......................   0.55%         0.55%                         0.55%        0.55%
  Rule 12b-1 Fees(f):
    Account Maintenance Fees.......................   None          0.25%                         0.25%        0.25%
    Distribution Fees..............................   None          0.50%                         0.55%        None
                                                                    (Class B shares convert
                                                                    to Class D shares
                                                                    automatically after
                                                                    approximately ten years
                                                                    and cease being subject to
                                                                    distribution fees)
  Other Expenses:
    Custodial Fees.................................   0.05%         0.05%                         0.05%        0.05%
    Shareholder Servicing Costs(g).................   0.24%         0.26%                         0.31%        0.23%
    Other..........................................   0.12%         0.12%                         0.12%        0.12%
                                                      -------       -----                         -----        -----

      Total Other Expenses.........................   0.41%         0.43%                         0.48%        0.40%
                                                      -------       -----                         -----        -----

Total Fund Operating Expenses......................   0.96%         1.73%                         1.83%        1.20%
                                                      =======       =====                         =====        =====


---------------

(a) Class A shares are sold to a limited group of investors including certain retirement plans and certain investment programs. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D shares" -- page 27.


(b) Class B shares convert to Class D shares automatically approximately ten years after initial purchase. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares" -- page 29.


(c) Reduced for purchases of $25,000 and over, and waived for purchases of Class A shares by certain retirement plans in connection with certain investment programs. Class A or Class D purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares" -- page 27.


(d) Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that certain purchases of $1,000,000 or more which may not be subject to an initial sales charge may instead be subject to a CDSC of 1.0% of amounts redeemed within the first year of purchase.


(e) See "Management of the Fund -- Management and Advisory Arrangements" -- page 22.


(f) See "Purchase of Shares -- Distribution Plans" -- page 33.


(g) See "Management of the Fund -- Transfer Agency Services" -- page 24.

EXAMPLE:


                                                             CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                                                             -------------------------------------------
                                                             1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                             ------     -------     -------     --------
An investor would pay the following expenses on a $1,000
  investment including the maximum $40 initial sales
  charge (Class A and Class D shares only) and assuming
  (1) the Total Fund Operating Expenses for each class set
  forth above, (2) a 5% annual return throughout the
  periods and (3) redemption at the end of the period:
     Class A..............................................    $ 49        $69        $  91        $153
     Class B..............................................    $ 58        $74        $  94        $204
     Class C..............................................    $ 29        $58        $  99        $215
     Class D..............................................    $ 52        $77        $ 103        $180
An investor would pay the following expenses on the same
  $1,000 investment assuming no redemption at the end of
  the period:
     Class A..............................................    $ 49        $69        $  91        $153
     Class B..............................................    $ 18        $54        $  94        $204
     Class C..............................................    $ 19        $58        $  99        $215
     Class D..............................................    $ 52        $77        $ 103        $180



     The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission (the "Commission") regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Class B and Class C shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD"). Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Purchases and redemptions directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares".


                     MERRILL LYNCH SELECT PRICING(SM) SYSTEM


     The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. The shares of each class may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. The Merrill Lynch Select Pricing(SM) System is used by more than 50 mutual funds advised by Merrill Lynch Asset Management, L.P. ("MLAM" or the "Investment Adviser") or an affiliate of MLAM, Fund Asset Management, L.P. ("FAM"). Funds advised by MLAM or FAM are referred to herein as "MLAM-advised mutual funds".


     Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on the Class D shares, are imposed directly against those classes and not against all assets of the Fund, and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege".

     Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the deferred sales charges with respect to the Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

     The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing(SM) System, followed by a more detailed description of each class and a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System that the investor believes is the most beneficial under his particular circumstances. More detailed information as to each class of shares is set forth under "Purchase of Shares".


-------------------------------------------------------------------------------------------------
                                            ACCOUNT
                                          MAINTENANCE  DISTRIBUTION           CONVERSION
   CLASS          SALES CHARGE(1)             FEE           FEE                FEATURE
-------------------------------------------------------------------------------------------------
     A         Maximum 4.00% initial          No            No                    No
                 sales charge(2,3)
-------------------------------------------------------------------------------------------------
     B       CDSC for a period of four       0.25%         0.50%         B shares convert to
              years, at a rate of 4.0%                                  D shares automatically
                       during                                            after approximately
             the first year, decreasing                                      ten years(4)
               1.0% annually to 0.0%
-------------------------------------------------------------------------------------------------
     C         1.0% CDSC for one year        0.25%         0.55%                  No
-------------------------------------------------------------------------------------------------
     D         Maximum 4.00% initial         0.25%          No                    No
                  sales charge(3)
-------------------------------------------------------------------------------------------------


---------------


(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.


(2) Offered only to eligible investors. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares -- Eligible Class A Investors".


(3) Reduced for purchases of $25,000 or more, and waived for purchases of Class A shares by certain retirement plans in connection with certain investment programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead will be subject to a 1.0% CDSC for one year. See "Class A" and "Class D" below.



(4) The conversion period for dividend reinvestment shares and certain retirement plans was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have an eight year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

Class A: Class A shares incur an initial sales charge when they are purchased and bear no ongoing distribution or account maintenance fees. Class A shares of the Fund are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares of the Fund. Eligible investors include certain retirement plans and participants in certain investment programs. In addition, Class A shares of the Fund will be offered to Merrill Lynch & Co., Inc. ("ML & Co.") and its subsidiaries (the term "subsidiaries", when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly-owned and controlled by ML & Co.) and their directors and employees and to members of the Boards of MLAM-advised mutual funds. The maximum initial sales charge is 4.00%, which is reduced for purchases of $25,000 and over, and waived for purchases by certain retirement plans in connection with certain investment programs. Purchases of $1,000,000 or more may not be subject to an initial sales charge, but if the initial sales charge is waived such purchases will be subject to a 1% CDSC if the shares are redeemed within one year after purchase. Sales charges also are reduced under a right of accumulation which takes into account the investor's holdings of all classes of all MLAM-advised mutual funds. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares".



Class B: Class B shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.50% of the Fund's average net assets attributable to Class B shares and a CDSC if they are redeemed within four years of purchase. Approximately ten years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately eight years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired. Automatic conversion of Class B shares into Class D shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The conversion period for dividend reinvestment shares and the conversion and holding periods for certain retirement plans is modified as described under "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares -- Conversion of Class B Shares to Class D Shares".


Class C: Class C shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.55% of the Fund's average net assets attributable to Class C shares. Class C shares are also subject to a CDSC if they are redeemed within one year of purchase. Although Class C shares are subject to a 1.0% CDSC for only one year (as compared to four years for Class B), Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to distribution fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Fund's Board of Directors and regulatory limitations.

Class D: Class D shares incur an initial sales charge when they are purchased and are subject to an ongoing account maintenance fee of 0.25% of the Fund's average net assets attributable to Class D shares. Class D shares are not subject to an ongoing distribution fee or any CDSC when they are redeemed. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived, such purchases will be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. The schedule of initial sales charges and reductions for Class D shares is the same as the schedule for Class A shares, except that there is no waiver for purchases by retirement plans in connection with certain investment programs. Class D shares also will be issued upon conversion of Class B shares as described above under "Class B". See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares".


     The following is a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System that the investor believes is most beneficial under his particular circumstances.

     Initial Sales Charge Alternatives. Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Class A, Class B, Class C and Class D share holdings will count toward a right of accumulation which may qualify the investor for reduced initial sales charges on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

     Deferred Sales Charge Alternatives. Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately ten years, and thereafter investors will be subject to lower ongoing fees.

     Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they forego the Class B conversion feature, making their investment subject to account maintenance and higher distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See "Purchase of Shares -- Limitations on the Payment of Deferred Charges".

                              FINANCIAL HIGHLIGHTS


     The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors. Financial statements for the fiscal period November 1, 1995 to December 31, 1995 and for the fiscal year ended October 31, 1995, and the independent auditors' reports thereon are included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders which may be obtained, without charge, by calling or by writing the Fund at the telephone number or address on the front cover of this Prospectus.


                                                                        CLASS A                         CLASS B
                                                           ----------------------------------    ----------------------
                                                                                                               FOR THE
                                                            FOR THE                  FOR THE      FOR THE        YEAR
                                                            PERIOD      FOR THE       PERIOD       PERIOD       ENDED
                                                            NOV. 1,      YEAR        OCT. 21,     NOV. 1,      OCTOBER
                                                            1995 TO      ENDED       1994+ TO     1995 TO        31,
                                                           DEC. 31,    OCT. 31,      OCT. 31,     DEC. 31,     --------
     INCREASE (DECREASE) IN NET ASSET VALUE:                1995++      1995++        1994++       1995++       1995++
                                                           ---------  -----------    --------    ----------    --------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period.....................  $  7.93     $  8.11       $ 8.11      $   7.93     $   8.10
                                                           ---------      -----      --------    ----------    --------
 Investment income--net...................................      .09         .49          .01           .08          .47
 Realized and unrealized loss on investments and
   foreign currency transactions--net.....................     (.02)       (.12)          --          (.03)        (.15)
                                                           ---------      -----      --------    ----------    --------
 Total from investment operations.........................      .07         .37          .01           .05          .32
                                                           ---------      -----      --------    ----------    --------
 Less dividends:
   Return of capital--net.................................       --        (.28)        (.01)           --         (.25)
   Investment income--net.................................     (.09)       (.27)          --          (.08)        (.24)
                                                           ---------      -----      --------    ----------    --------
 Total dividends..........................................     (.09)       (.55)        (.01)         (.08)        (.49)
                                                           ---------      -----      --------    ----------    --------
 Net asset value, end of period...........................  $  7.91     $  7.93       $ 8.11      $   7.90     $   7.93
                                                           ========   =========      =======     =========     ========
TOTAL INVESTMENT RETURN:**
 Based on net asset value per share.......................      .91%#      4.63%         .12%#         .62%#       4.00%
                                                           ========   =========      =======     =========     ========
RATIOS TO AVERAGE NET ASSETS:
 Expenses, excluding account maintenance and
   distribution fees......................................     1.02%*       .96%         .97%*        1.05%*        .98%
                                                           ========   =========      =======     =========     ========
 Expenses.................................................     1.02%*       .96%         .97%*        1.80%*       1.73%
                                                           ========   =========      =======     =========     ========
 Investment income--net...................................     6.91%*      6.75%        6.28%*        6.13%*       5.95%
                                                           ========   =========      =======     =========     ========
SUPPLEMENTAL DATA:
 Net assets, end of period (in thousands).................  $    75     $    66       $   59      $376,049     $398,136
                                                           ========   =========      =======     =========     ========
 Portfolio turnover.......................................    25.09%     312.13%      259.50%        25.09%      312.13%
                                                           ========   =========      =======     =========     ========


                                                                                        CLASS B
                                                            -----------------------------------------------------------------
                                                                                                    FOR THE         FOR THE
                                                                                                     PERIOD          PERIOD
                                                                                                    DEC. 28,        AUG. 3,
                                                                                                    1990 TO         1990+ TO
                                                                                                    OCT. 31,        DEC. 27,
         INCREASE (DECREASE) IN NET ASSET VALUE:             1994++      1993(1)        1992          1991            1990
                                                            --------    ----------   ----------    ----------      ----------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period.....................  $   8.65    $     8.85   $     9.84    $     9.92      $    10.00
                                                            --------    ----------   ----------    ----------      ----------
 Investment income--net...................................       .50           .57          .72           .77             .39
 Realized and unrealized loss on investments
   and foreign currency transactions--net.................      (.58)         (.20)        (.99)         (.08)           (.08)
                                                            --------    ----------   ----------    ----------      ----------
 Total from investment operations.........................      (.08)          .37         (.27)          .69             .31
                                                            --------    ----------   ----------    ----------      ----------
 Less dividends:
   Return of capital--net.................................      (.47)         (.57)        (.72)           --              --
   Investment income--net.................................        --            --           --          (.77)           (.39)
                                                            --------    ----------   ----------    ----------      ----------
 Total dividends..........................................      (.47)         (.57)        (.72)         (.77)           (.39)
                                                            --------    ----------   ----------    ----------      ----------
 Net asset value, end of period...........................  $   8.10    $     8.65   $     8.85    $     9.84      $     9.92
                                                            ========     =========    =========     =========       =========
TOTAL INVESTMENT RETURN:**
 Based on net asset value per share.......................     (1.02)%       4.63%        (3.00)%        6.93%#          3.40%#
                                                            ========     =========    =========     =========       =========
RATIOS TO AVERAGE NET ASSETS:
 Expenses, excluding account maintenance and
   distribution fees......................................       .77%          .79%         .75%          .77%*           .76%*
                                                            ========     =========    =========     =========       =========
 Expenses.................................................      1.52%         1.60%        1.50%         1.52%*          1.51%*
                                                            ========     =========    =========     =========       =========
 Investment income--net...................................      5.68%         7.26%        7.60%         9.11%*          9.75%*
                                                            ========     =========    =========     =========       =========
SUPPLEMENTAL DATA:
 Net assets, end of period (in thousands).................  $750,750    $1,664,602   $3,182,520    $5,918,769      $2,796,301
                                                            ========     =========    =========     =========       =========
 Portfolio turnover.......................................    259.50%       284.62%      120.77%       153.72%          19.40%
                                                            ========     =========    =========     =========       =========



---------------


 * Annualized.


** Total investment returns exclude the effects of sales loads.


 + Commencement of operations.


 ++ Based on average shares outstanding during the period.

 # Aggregate total investment return.
(1) On February 25, 1993, Merrill Lynch Asset Management U.K. Limited became a sub-adviser to the Fund.

                                                                                         CLASS C                     CLASS D
                                                                          --------------------------------------    ----------
                                                                           FOR THE                      FOR THE      FOR THE
                                                                            PERIOD                       PERIOD       PERIOD
                                                                           NOV. 1,        FOR THE       OCT. 21,     NOV. 1,
                                                                           1995 TO         YEAR         1994+ TO     1995 TO
                                                                           DEC. 31,     ENDED OCT.      OCT. 31,     DEC. 31,
                INCREASE (DECREASE) IN NET ASSET VALUE:                     1995++      31, 1995++       1994++       1995++
                                                                          ----------    -----------     --------    ----------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period..................................     $ 7.74        $  8.10        $ 8.11      $   7.93
                                                                             -----          -----       --------        -----
 Investment income--net................................................        .08            .35           .01           .09
 Realized and unrealized loss on investments
   and foreign currency transactions--net..............................       (.02)          (.28)         (.01)         (.03)
                                                                             -----          -----       --------        -----
 Total from investment operations......................................        .06            .07            --           .06
                                                                             -----          -----       --------        -----
 Less dividends:
   Return of capital--net..............................................         --           (.22)         (.01)           --
   Investment income--net..............................................       (.08)          (.21)           --          (.09)
                                                                             -----          -----       --------        -----
 Total dividends.......................................................       (.08)          (.43)         (.01)         (.09)
                                                                             -----          -----       --------        -----
 Net asset value, end of period........................................     $ 7.72        $  7.74        $ 8.10      $   7.90
                                                                          =========     =========       =======     =========
TOTAL INVESTMENT RETURN:**
 Based on net asset value per share....................................        .73%#          .93%          .00%#         .73%#
                                                                          =========     =========       =======     =========
RATIOS TO AVERAGE NET ASSETS:
 Expenses, excluding account maintenance
   and/or distribution fees............................................       1.03%*         1.03%         1.34%*        1.02%*
                                                                          =========     =========       =======     =========
 Expenses..............................................................       1.83%*         1.83%         2.14%*        1.27%*
                                                                          =========     =========       =======     =========
 Investment income--net................................................       6.09%*         5.99%         5.63%*        6.67%*
                                                                          =========     =========       =======     =========
SUPPLEMENTAL DATA:
 Net assets, end of period (in thousands)..............................     $  103        $   109        $    1      $ 24,240
                                                                          =========     =========       =======     =========
 Portfolio turnover....................................................      25.09%        312.13%       259.50%        25.09%
                                                                          =========     =========       =======     =========


                                                                                       CLASS D
                                                        ---------------------------------------------------------------------
                                                                                                        FOR THE       FOR THE
                                                                                                         PERIOD        PERIOD
                                                                                                        DEC. 28,      AUG. 3,
                                                              FOR THE YEAR ENDED OCTOBER 31,            1990 TO       1990+ TO
                                                        -------------------------------------------     OCT. 31,      DEC. 27,
      INCREASE (DECREASE) IN NET ASSET VALUE:           1995++      1994++      1993(1)      1992         1991          1990
                                                        -------     -------     -------    --------     --------      --------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period.................  $  8.11     $  8.66     $  8.85    $   9.85     $   9.92      $  10.00
                                                        -------     -------     -------    --------     --------      --------
 Investment income--net...............................      .52         .54         .61         .77          .82           .42
 Realized and unrealized loss on investments
   and foreign currency transactions--net.............     (.17)       (.58)       (.19)      (1.00)        (.07)         (.08)
                                                        -------     -------     -------    --------     --------      --------
 Total from investment operations.....................      .35        (.04)        .42        (.23)         .75           .34
                                                        -------     -------     -------    --------     --------      --------
 Less dividends:
   Return of capital--net.............................     (.27)       (.51)       (.61)       (.77)          --            --
   Investment income--net.............................     (.26)         --          --          --         (.82)         (.42)
                                                        -------     -------     -------    --------     --------      --------
 Total dividends......................................     (.53)       (.51)       (.61)       (.77)        (.82)         (.42)
                                                        -------     -------     -------    --------     --------      --------
 Net asset value, end of period.......................  $  7.93     $  8.11     $  8.66    $   8.85     $   9.85      $   9.92
                                                        =======     =======     =======    ========     ========      ========
TOTAL INVESTMENT RETURN:**
 Based on net asset value per share...................     4.43%#      (.51)%      5.28%      (2.60)%       7.53%#        3.73%#
                                                        =======     =======     =======    ========     ========      ========
RATIOS TO AVERAGE NET ASSETS:
 Expenses, excluding account maintenance
   and/or distribution fees...........................      .95%        .76%        .73%        .75%         .76%*         .75%*
                                                        =======     =======     =======    ========     ========      ========
 Expenses.............................................     1.20%       1.01%        .98%       1.00%         .96%*         .75%*
                                                        =======     =======     =======    ========     ========      ========
 Investment income--net...............................     6.49%       6.19%       7.24%       8.11%        9.70%*       10.51%*
                                                        =======     =======     =======    ========     ========      ========
SUPPLEMENTAL DATA:
 Net assets, end of period (in thousands).............  $26,619     $48,879     $99,037    $188,623     $399,416      $211,006
                                                        =======     =======     =======    ========     ========      ========
 Portfolio turnover...................................   312.13%     259.50%     284.62%     120.77%      153.72%        19.40%
                                                        =======     =======     =======    ========     ========      ========



---------------


 * Annualized.


 ** Total investment returns exclude the effects of sales loads.


 + Commencement of operations.


 ++ Based on average shares outstanding during the period.


 # Aggregate total investment return.


(1) On February 25, 1993, Merrill Lynch Asset Management U.K. Limited became a sub-adviser to the Fund.

                        SPECIAL AND RISK CONSIDERATIONS

     As a global fund, the Fund may invest in U.S. and foreign securities. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such investments. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in those currencies and the Fund's yield on such assets. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are, in turn, affected by the international balance of payments and other economic and financial conditions, government intervention, speculation, and other factors. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

     With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign financial instrument than about a U.S. instrument, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. entities are subject. In addition, certain foreign investments may be subject to foreign withholding taxes. Investors will be able to deduct such taxes in computing their taxable income or to use such amounts as credits against their U.S. income taxes if more than 50% of the Fund's total assets at the close of any taxable year consist of stock or securities in foreign corporations. See "Distributions and Taxes -- Taxes". Foreign financial markets, while generally growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the U.S.

     The operating expense ratio of the Fund can be expected to be higher than that of an investment company investing exclusively in U.S. securities because the expenses of the Fund, such as custodial costs, are higher.

     The Fund may engage in various portfolio strategies to seek to hedge its portfolio against movements in the securities markets and exchange rates between currencies by the use of options and futures thereon.

Utilization of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or currencies which are the subject of the hedge. There can be no assurance that a liquid secondary market for options and futures contracts will exist at any specific time. See "Investment Objective and Policies -- Hedging Techniques".

     The net asset value of the Fund's shares will be affected by changes in the general level of interest rates. When interest rates decline, the value of a portfolio of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio of fixed income securities can be expected to decline.

     As a non-diversified investment company, the Fund may invest a larger percentage of its assets in individual issuers than a diversified investment company. In this regard, the Fund is not subject to the general limitation that it not invest more than 5% of its total assets in the securities of any one issuer. To the extent the Fund makes investments in excess of 5% of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased.

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to seek to provide shareholders with as high a level of current income as is consistent with prudent investment management from a global portfolio of high quality debt securities denominated in various currencies and multi-national currency units and having remaining maturities not exceeding three years. The investment objective described in this paragraph is a fundamental policy of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. Under normal circumstances, the Fund will invest its assets in debt securities denominated in at least three different currencies, including the U.S. dollar. The Fund's investments will be rated AA or better by Standard & Poor's Ratings Group ("S&P") or Aa or better by Moody's Investors Service, Inc. ("Moody's") or A-1 or better by S&P or Prime-1 or better by Moody's in the case of commercial paper, similarly rated by another internationally recognized rating service, such as IBCA Ltd. ("IBCA"), or determined by the Fund's Board of Directors and the Investment Adviser to be of similar creditworthiness, or will be issued or guaranteed by governmental or supragovernmental entities (each as defined below). The Fund may seek to hedge its portfolio securities against currency risks and, to a lesser extent, interest rate risks through the use of options, futures, options on futures and currency transactions. There can be no assurance that the investment objective of the Fund will be realized.

     The Fund is designed for the investor who seeks a higher yield than a money market fund and less fluctuation in net asset value than a longer-term global bond fund. Under normal conditions, debt securities with longer maturities tend to produce higher yields, while debt securities with shorter maturities are subject to less market risk resulting from changes in interest rates. With a maturity limit of three years, the Fund seeks more attractive yields than those offered by the shorter-term money market securities in which money market funds invest (money market funds maintain average maturities of less than 90 days). At the same time, the three-year limitation enables the Fund to avoid the greater market risk inherent in longer term securities.

     The Investment Adviser will seek to manage the Fund's portfolio in accordance with a multi-market strategy. Consistent with such a strategy, the Fund may invest in debt securities denominated in any currency or multi-national currency unit. In addition, the Investment Adviser intends to allocate the Fund's investments among securities denominated in the currencies of a number of foreign countries and, within each such country, among different types of debt securities. The Investment Adviser will adjust the Fund's exposure to different currencies based on its perception of the most favorable markets and issuers. In allocating the Fund's assets among multiple markets, the Investment Adviser will assess the relative yield and anticipated direction of interest rates in particular markets, general market and economic conditions and the relationship of currencies of various countries to each other. In its evaluations, the Investment Adviser will utilize its internal financial, economic and credit analysis resources as well as information obtained from other sources. The Fund will not invest more than 25% of its total assets in debt securities denominated in a single currency or currency unit, except that it may invest more than 25% of its total assets in U.S. dollar denominated securities. In addition, the Fund will not invest in countries that are not considered by the Investment Adviser to have stable governments or whose currencies are not convertible into U.S. dollars. As a result of hedging techniques, the Fund's net exposure to any one currency may be different from that of its total assets denominated in such currency. See "Special and Risk Considerations".

     The securities in which the Fund may invest include debt obligations issued or guaranteed by U.S. or foreign governments, political subdivisions thereof (including states, provinces and municipalities) or their agencies and instrumentalities ("governmental entities"), or issued or guaranteed by international organizations designated or supported by governmental entities to promote economic reconstruction or development ("supranational entities"), or issued by corporations or financial institutions. Securities issued by supranational entities may be denominated in U.S. dollars, a foreign currency or a multi-national currency unit. Securities of corporations and financial institutions in which the Fund may invest include corporate and commercial obligations, such as medium-term notes and commercial paper, which may be indexed to foreign currency exchange rates.

     The Fund may invest in securities whose potential investment return is based on the change in particular measurements of value or rate (an "index"). As an illustration, the Fund may invest in a security that pays interest and returns principal based on the change in an index of interest rates or of the value of a currency or basket of currencies. Interest and principal payable on a security may also be based on relative changes among particular indices. In addition, the Fund may invest in securities whose potential investment return is inversely based on the change in particular indices. For example, the Fund may invest in securities that pay a higher rate of interest and principal when a particular index decreases and pay a lower rate of interest and principal when the value of the index increases. To the extent that the Fund invests in such types of securities, it will be subject to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal. The Fund will purchase such indexed obligations to generate current income or for currency hedging purposes, and will not speculate through such obligations.

     Certain indexed securities, including certain inverse securities, may have the effect of providing a degree of investment leverage, because they may increase or decrease in value at a rate that is a multiple of the changes in applicable indices. As a result, the market value of such securities will generally be more volatile than the market values of fixed-rate securities. The Fund believes that indexed securities, including inverse securities, represent flexible portfolio management instruments that may allow the Fund to seek potential investment rewards, hedge other portfolio positions, or vary the degree of portfolio leverage relatively efficiently under different market conditions.

     The obligations of foreign governmental entities have various kinds of government support and include obligations issued or guaranteed by foreign governmental entities with taxing powers. These obligations may or may not be supported by the full faith and credit of a foreign government. The Fund will invest in foreign government securities of issuers considered stable by the Investment Adviser, based on its analysis of factors such as general political or economic conditions relating to the government and the likelihood of expropriation, nationalization, freezes or confiscation of private property. The Investment Adviser does not believe that the credit risk inherent in the obligations of stable foreign governments is significantly greater than that of U.S. Government securities. Examples of supranational entities include the International Bank for Reconstruction and Development (the "World Bank"), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders", usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

     As indicated above, the Fund may invest in securities denominated in a multi-national currency unit. An illustration of a multi-national currency unit is the European Currency Unit (the "ECU"), which is a "basket" consisting of specified amounts of the currencies of certain member states of the European Union, a Western European economic cooperative organization that includes France, Germany, The Netherlands, the United Kingdom and other countries. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Union to reflect changes in relative values of the underlying currencies. The Investment Adviser does not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of such securities. European supranational entities, in particular, issue ECU-denominated obligations. The Fund may invest in securities denominated in the currency of one nation although issued by a governmental entity, corporation or financial institution of another nation. For example, the Fund may invest in a British pound sterling-denominated obligation issued by a U.S. corporation. Such investments involve credit risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated.

     The Fund also may invest in participations in, or bonds and notes backed by, pools of mortgage, credit card, automobile or other types of receivables with remaining maturities of three years or less. These structured financings will be supported by sufficient collateral and other credit enhancement, including letters of credit, insurance, reserve funds and guarantees by third parties, to enable such instruments to obtain a high quality rating by a nationally recognized statistical rating agency (such as S&P or Moody's) or be of comparable quality as determined by the Investment Adviser. Generally, the issuers of mortgage-backed and receivable-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the assets securing such obligations. Instruments backed by pools of mortgages and receivables may be subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund must reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. Certain asset-backed and receivable-backed securities may be illiquid. The Fund's investments in asset-backed and receivable-backed securities that are illiquid will be limited, together with all other illiquid investments, to 15% (10% to the extent required by certain state laws) of the Fund's total assets.

     To minimize the credit risk of its investments, the Fund will invest only in high quality debt securities. A security may be deemed to be high quality if it is issued or guaranteed by governmental entities or supranational entities which the Investment Adviser, acting under the general supervision of the Board of Directors, has determined to be of high creditworthiness. Securities issued by corporations or financial institutions will be deemed to be high quality if they are rated AA or better by S&P or Aa or better by Moody's, or A-1 or better by S&P or Prime-1 or better by Moody's in the case of commercial paper, or similarly rated by another internationally recognized rating service, such as IBCA, or obligations of issuers that the Investment Adviser, acting under the general supervision of the Board of Directors, has determined to be of similar creditworthiness.

     Under normal conditions, a significant percentage of the shorter-term investments in the Fund's portfolio may be money market securities. Money market securities include short-term obligations issued or guaranteed by the U.S. Government or foreign governments or issued by such governments' respective agencies and instrumentalities, bank money market instruments including certificates of deposit, bankers' acceptances and deposit notes and certain other short-term obligations such as short-term commercial paper. With respect to bank money market instruments, the obligations may be issued by U.S. or foreign depository institutions, foreign branches or subsidiaries of U.S. depository institutions ("Eurodollar" obligations), U.S. branches or subsidiaries of foreign depository institutions ("Yankeedollar" obligations) or foreign branches or subsidiaries of foreign depository institutions. Eurodollar and Yankeedollar obligations and obligations of branches or subsidiaries of foreign depository institutions may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligations or by government regulation.

     It is anticipated that the Fund will invest primarily in securities denominated in the currencies of the United States, Japan, Canada, Western European nations, New Zealand or Australia, as well as securities denominated in the ECU described above. Further, it is anticipated that such securities will be issued primarily by entities located in such countries and by supranational entities. Under certain adverse conditions and for the duration of such conditions, the Fund may restrict the financial markets or currencies in which its assets are invested, and it may invest its assets solely in one financial market or in obligations denominated in one currency.

     Under normal circumstances, the Fund will invest at least 25% of its total assets in debt instruments issued by U.S. and foreign companies engaged in the banking industry, including bank holding companies. Such investments may include certificates of deposit, time deposits, bankers' acceptances, and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks. For temporary defensive purposes, however, the Fund may reduce its investments in the banking industry to less than 25% of its total assets. The Fund's policy as to concentrating its investments in the banking industry is fundamental and may not be changed without the approval of a majority of the Fund's voting securities.

     The Fund's policy of concentrating its investments in the banking industry will cause the Fund to have greater exposure to certain risks associated with the banking industry. In particular, economic or regulatory developments in or related to the banking industry will affect the value of and investment return on the Fund's shares. Sustained increases in interest rates may adversely affect the availability and cost of funds for a bank's lending activities; deterioration in general economic conditions may increase a bank's exposure to credit losses. The banking industry also is subject to the effects of the concentration of loan portfolios in particular businesses that may be adversely affected by economic conditions, such as real estate, energy, agriculture or high technology-related companies. In addition, the banking industry is subject to national and local regulation and competition among banks as well as with other types of financial institutions. Also, the Fund's investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities. As discussed above, however, the Fund will seek to minimize its exposure to such risks by investing only in debt securities which are determined by the Investment Adviser, acting under the general supervision of the Board of Directors, to be high quality.

     The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. However, the Fund will not invest more than 15% (10% to the extent required by certain state laws) of its total assets in illiquid investments, which includes securities for which there is no readily available market, securities subject to contractual restrictions on resale, certain investments in asset-backed and receivable-backed securities and restricted securities, unless the Fund's Board of Directors continuously determines, based on the trading markets for the specific restricted security, that it is liquid. The Board of Directors has determined to treat as liquid Rule 144A securities which are freely tradeable in their primary markets offshore. The Board of Directors may adopt guidelines and delegate to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board of Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations.

     Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Board of Directors will carefully monitor the Fund's investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

     The return that the Fund provides to investors will be influenced by changes in both exchange rates and prevailing interest rates. The Investment Adviser believes that the use of foreign currency hedging techniques may help protect against declines in the U.S. dollar value of investment income available for distribution to shareholders and declines in the net asset value of the Fund's shares resulting from adverse changes in currency values. In addition, changes in market yields will affect the Fund's net asset value since the prices of portfolio securities generally increase when interest rates decline and decrease when interest rates rise. Prices of shorter-term securities generally fluctuate less in response to interest rate changes than do longer-term securities. As described under "Hedging Techniques", the Fund may enter into hedging transactions to hedge against both interest rate and currency risks.

     Non-Diversified Status. The Fund has registered as a "non-diversified" investment company so that it will be able to invest more than 5% of the value of its assets in the obligations of a single issuer subject to the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to the Fund. To the extent the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund may be more susceptible than a more widely diversified fund to any single economic, political or regulatory occurrence or to changes in an issuer's financial condition or in the market's assessment of the issuers.

HEDGING TECHNIQUES

     The Fund may engage in various portfolio strategies to hedge its portfolio against interest rate and currency risks. These strategies include use of options on portfolio positions or currencies, financial and currency futures, options on such futures and forward foreign currency transactions. The Fund may enter into such transactions only in connection with its hedging strategies. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of its shares, the net asset value of the Fund's shares will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. Furthermore, the Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates or currency exchange rates occur. Reference is made to the Statement of Additional Information for further information concerning these strategies.

     Although certain risks are involved in options and futures transactions (as discussed below in "Risk Factors in Options, Futures and Currency Transactions"), the Investment Adviser believes that, because the Fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. Tax requirements may limit the Fund's ability to engage in the hedging transactions and strategies described below. See "Distributions and Taxes -- Taxes".

     The following is a description of the hedging instruments the Fund may utilize with respect to interest rate and currency risks.

     Hedging Interest Rate Risks. The Fund may purchase and write (i.e., sell) call options and put options on securities and engage in transactions in financial futures and related options, as described below.

     The Fund may write covered call options with respect to securities it owns and enter into closing purchase transactions with respect to such options. A covered call option provides the holder of the option with the right to buy the underlying security covered by the option at the stated exercise price until the option expires. A covered call option is an option where the Fund, in return for a premium, gives another party a right to buy particular securities held by the Fund at a specified price for a certain period of time. In return for the premium income realized from the sale of the option, the Fund gives up the opportunity to profit from a price increase in the underlying security above the option exercise price while the option is in effect. In addition, the Fund's ability to sell the underlying security will be limited until the option is closed or expires. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. The Fund also may purchase call options on securities held in its portfolio on which it has written call options or on securities which it intends to purchase. There is no percentage limitation with respect to portfolio securities on which the Fund may write call options.

     The Fund may purchase put options on portfolio securities. In return for payment of a premium, the purchase of a put option gives the holder thereof the right to sell the security underlying the option to another party at a specified price until the put option is closed out, expires or is exercised. The Fund will purchase put options to seek to reduce the risk of a decline in value of the underlying security owned by the Fund. The total return on the security may be reduced by the amount of the premium paid for the option. The Fund may write put options which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option which increases the Fund's return. The Fund writes only covered put options which means that so long as the Fund is obligated as the writer of the option it will have deposited and maintained with its custodian cash or liquid securities with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Fund may engage in closing transactions in order to terminate put options that it has written or purchased.

     The Fund also may purchase and sell financial futures contracts as a hedge against adverse changes in interest rates, as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a specified amount of a commodity, such as a currency or a security, for a set price on a future date. The Fund may effect transactions in futures contracts in U.S. and foreign agency and government securities and corporate debt securities. Transactions by the Fund in financial futures are subject to limitation as described below under "Restrictions on Use of Futures Transactions".

     The Fund may sell futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of securities held by the Fund will fall, thus reducing the net asset value of the shares of the Fund. As interest rates rise, however, the value of the Fund's short position in the futures contract also will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's investments which are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, these commissions are generally less than the transaction expenses which would have been incurred had the Fund sold portfolio securities in order to reduce its exposure to increases in interest rates.

     The Fund may purchase futures contracts in anticipation of a decline in interest rates when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. The Fund does not consider purchases of futures contracts to be a speculative practice under these circumstances. In a substantial majority of these transactions, the Fund will purchase securities upon termination of the futures contract.

     The Fund also may purchase and write call and put options on futures contracts in connection with its hedging activities. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts rather than selling the underlying futures contract in anticipation of an increase in interest rates. Similarly, the Fund may purchase call options, or write put options on futures contracts, as a substitute for the purchase of such futures to hedge against the increased cost resulting from a decline in interest rates of securities which the Fund intends to purchase. Limitations on transactions in options on futures contracts are described below.

     The Fund may engage in options and futures transactions on exchanges and in options transactions in the over-the-counter ("OTC") markets. In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC transactions are private two-party contracts with prices and terms negotiated by the buyer and seller. The Fund will acquire only those OTC options for which management believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option) unless a quotation from only one dealer is available, in which case only that dealer's price will be used, or the OTC option can be sold at a formula price provided for in the OTC option agreement. The Fund will engage in OTC options only with financial institutions which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.



     The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceeds 15% (10% to the extent required by certain state laws) of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money". This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.


     Hedging Foreign Currency Risks. The Fund is authorized to deal in forward foreign exchange between currencies of the different countries in which it will invest and multi-national currency units as a hedge against possible variations in the foreign exchange rates between these currencies. This is accomplished through contractual agreements to purchase or sell one specified currency for another currency at a specified future date and price at the time of the contract. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of one forward foreign currency for another currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of one forward foreign currency for another currency with respect to portfolio security positions denominated or quoted in such foreign currency to offset the effect of an anticipated substantial appreciation or depreciation, respectively, in the value of such currency relative to the U.S. dollar. In this situation, the Fund also may, for example, enter into a forward contract to sell or purchase a different foreign currency for a fixed U.S. dollar amount where it is believed that the U.S. dollar value of the currency to be sold or bought pursuant to the forward contract will fall or rise, as the case may be, whenever there is a decline or increase, respectively, in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated (this practice being referred to as a "cross-hedge").

     The Fund will not speculate in forward foreign exchange. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

     The Fund also is authorized to purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be affected with respect to hedges on non-U.S. dollar denominated securities (including securities denominated in the ECU) owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund also may sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a "straddle"). By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar.

     Certain differences exist between these foreign currency hedging instruments. Foreign currency options provide the holder thereof the right to buy or to sell a currency at a fixed price on a future date. Listed options are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized strike prices and expiration dates. OTC options are private two-party contracts and have negotiated strike prices and expiration dates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. The Fund will not speculate in foreign currency options, futures or related options. Accordingly, the Fund will not hedge a currency substantially in excess of the market value of the securities denominated in such currency which it owns, the expected acquisition price of securities which it has committed or anticipates to purchase which are denominated in such currency, and, in the case of securities which have been sold by the Fund but not yet delivered, the proceeds thereof in its denominated currency. Further, the Fund will segregate at its custodian U.S. Government or other high quality securities having a market value substantially representing any subsequent net decrease in the market value of such hedged positions, including net positions with respect to cross-currency hedges. The Fund may not incur potential net liabilities with respect to currency and securities positions, including net liabilities with respect to cross-currency hedges, of more than 33% of its total assets from foreign currency options, futures, related options and forward currency transactions.

     Restrictions on Use of Futures Transactions. Regulations of the Commodity Futures Trading Commission applicable to the Fund provide that the futures trading activities described herein will not result in the Fund being deemed a "commodity pool" under such regulations if the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes, and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options. These restrictions are in addition to other restrictions on the Fund's hedging activities mentioned herein.

     When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures contract is unleveraged.

     An order has been obtained from the Commission which exempts the Fund from certain provisions of the Investment Company Act in connection with transactions involving futures contracts and options thereon.


     Risk Factors in Options, Futures and Currency Transactions. Utilization of futures transactions involves the risk of imperfect correlation in movements in the prices of futures contracts and movements in the prices of the securities and currencies which are subject to the hedges. If the price of a futures contract moves more or less than the price of the security or currency, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the debt securities which are the subject of the hedge. There is also a risk of imperfect correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. Transactions in options on futures contracts involve similar risks.


     The Fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, management believes the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used, or which can be sold at a formula price provided for in the OTC option agreement. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to hedge effectively its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

     The exchanges on which options on portfolio securities and currencies are traded have generally established limitations governing the maximum number of call or put options on the same underlying security and currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day. The Investment Adviser does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio.

OTHER INVESTMENT POLICIES AND PRACTICES

     Portfolio Transactions. The securities in which the Fund invests are traded primarily in the OTC market. Since portfolio transactions generally will not be effected on foreign securities exchanges, the Fund generally does not expect to incur potential settlement delays which may occur on certain of such exchanges. Where possible, the Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities generally are traded on a net basis and normally do not involve either brokerage commissions or transfer taxes. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options. The Fund has no obligation to deal with any broker in the execution of transactions in portfolio securities. Under the Investment Company Act, persons affiliated with the Fund, including Merrill Lynch, are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Affiliated persons of the Fund, and affiliated persons of such affiliated persons, may serve as its broker in transactions conducted on an exchange and in OTC transactions conducted on an agency basis. In addition, consistent with the Rules of Fair Practice of the NASD, the Fund may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund. It is expected that the majority of the shares of the Fund will be sold by Merrill Lynch. Costs associated with transactions in foreign securities are generally higher than those associated with transactions in U.S. securities, although the Fund will endeavor to achieve the best net results in effecting such transactions.


     Repurchase Agreements and Purchase and Sale Contracts. The Fund may invest in securities pursuant to repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees, upon entering into the contract with the Fund, to repurchase a security (typically a security issued or guaranteed by the U.S. government) at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed yield for the Fund insulated from fluctuations in the market value of the underlying security during such period, although, to the extent the repurchase agreement is not denominated in U.S. dollars, the Fund's return may be affected by currency fluctuations. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System, a primary dealer in U.S. government securities or an affiliate thereof. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts, unlike repurchase agreements, allocate interest on the underlying security to the purchaser during the term of the agreement. In all instances, the Fund takes possession of the underlying securities when investing in repurchase agreements or purchase and sale contracts. Nevertheless, if the seller were to default on its obligation to repurchase a security under a repurchase agreement or purchase and sale contract and the market value of the underlying security at such time was less than the Fund had paid to the seller, the Fund would realize a loss. The Fund may not invest more than 15% (10% to the extent required by certain state laws) of its total assets in repurchase agreements or purchase and sale contracts maturing in more than seven days, together with all other illiquid securities.


     Lending of Portfolio Securities. The Fund is authorized to lend securities from its portfolio, with a value not exceeding 33% of its total assets, to banks, brokers and other financial institutions if it receives collateral in cash or securities issued or guaranteed by the U.S. Government or other high quality securities which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of this loan, the Fund receives the income on the loaned securities and a loan fee and may thereby increase its yield.


INVESTMENT RESTRICTIONS



     The Fund's investment activities are subject to further restrictions that are described in the Statement of Additional Information. Investment restrictions and policies which are fundamental policies may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). Among its fundamental policies, the Fund may not invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry, except that, under normal circumstances, the Fund will invest more than 25% of its total assets in issuers in the banking industry. This restriction will not apply to securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, but will apply to obligations of a foreign government unless the Commission permits their exclusion. Investment restrictions and policies that are non-fundamental policies may be changed by the Board of Directors without shareholder approval. As a non-fundamental policy, the Fund may not borrow amounts in excess of 10% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions. Usually only "leveraged" investment companies may borrow in excess of 5% of their assets; however, the Fund will not borrow to increase income but only to meet redemption requests or to settle securities transactions which might otherwise require untimely disposition of portfolio securities. The Fund will not purchase securities while borrowings exceed 5% of total assets except to honor prior commitments. (For the purpose of this restriction, collateral arrangements with respect to the writing of options, and, if applicable, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.)


     Although the Fund has registered as a "non-diversified" investment company under the Investment Company Act, to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund will be subject to certain diversification requirements of the Code. See "Distributions and Taxes -- Taxes".

     Portfolio Turnover. The Investment Adviser will effect portfolio transactions without regard to holding period, if, in its judgment, such transactions are advisable in light of a change in circumstance in general market, economic or financial conditions. As a result of its investment policies, the Fund may engage in a substantial number of portfolio transactions. Accordingly, while the Fund anticipates that its annual portfolio turnover rate should not exceed 400% under normal conditions, it is impossible to predict portfolio turnover rates. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund, and may increase the percentage of the Fund's distributions which are taxable to shareholders as ordinary income. See "Distributions and Taxes -- Taxes".

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

     The Board of Directors of the Fund consists of six individuals, five of whom are not "interested persons" of the Fund as defined in the Investment Company Act. The Board of Directors is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the directors of investment companies by the Investment Company Act.

     The Directors of the Fund are:


     ARTHUR ZEIKEL* -- President of the Investment Adviser; President and Director of Princeton Services, Inc.; Executive Vice President of ML & Co.; Director of the Distributor.


     DONALD CECIL -- Special Limited Partner of Cumberland Partners (an investment partnership).

     EDWARD H. MEYER -- Chairman of the Board, President and Chief Executive Officer of Grey Advertising Inc.


     CHARLES C. REILLY -- Self-employed financial consultant; former President and Chief Investment Officer of Verus Capital, Inc.; former Senior Vice President of Arnhold and S. Bleichroeder, Inc.


     RICHARD R. WEST -- Professor of Finance, and Dean from 1984 to 1993, New York University Leonard N. Stern School of Business Administration.

     EDWARD D. ZINBARG -- Former Executive Vice President of The Prudential Insurance Company of America.
---------------
* Interested person, as defined in the Investment Company Act, of the Fund.

MANAGEMENT AND ADVISORY ARRANGEMENTS


     The Investment Adviser is owned and controlled by ML & Co., a financial services holding company and the parent of Merrill Lynch. The Investment Adviser provides the Fund with investment advisory and management services. The Investment Adviser or an affiliate, FAM, acts as the investment adviser for more than 130 other registered investment companies. The Investment Adviser also offers portfolio management and portfolio analysis services to individuals and institutions. As of January 31, 1996, the Investment Adviser and FAM had a total of approximately $202.8 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of the Investment Adviser.


     Subject to the direction of the Board of Directors, the Investment Adviser is responsible for the actual management of the Fund's portfolio and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser. The Investment Adviser performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Fund.


     Pursuant to the Fund's investment advisory agreement with the Investment Adviser (the "Investment Advisory Agreement"), the Investment Adviser is entitled to receive compensation at the annual rate of 0.55% of the average daily net assets of the Fund not exceeding $2 billion, 0.525% of the average daily net assets of the Fund in excess of $2 billion but not exceeding $4 billion, 0.50% of the average daily net assets of the Fund in excess of $4 billion but not exceeding $6 billion, 0.475% of the average daily net assets of the Fund in excess of $6 billion but not exceeding $10 billion, 0.45% of the average daily net assets of the Fund in excess of $10 billion but not exceeding $15 billion, and 0.425% of the average daily net assets of the Fund in excess of $15 billion. For the fiscal year ended October 31, 1995, the fee paid by the Fund to the Investment Adviser was $3,146,062 (based on average net assets of approximately $572.0 million). For the fiscal period November 1, 1995 to December 31, 1995, the fee paid by the Fund to the Investment Adviser was $384,228

(based on average net assets of approximately $416.3 million). At January 31, 1996, the net assets of the Fund aggregated $381.9 million. At this asset level, the annual management fee would aggregate approximately $2.1 million. Also, the Investment Adviser has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an indirect, wholly-owned subsidiary of ML & Co. and an affiliate of the Investment Adviser, pursuant to which the Investment Adviser pays MLAM U.K. a fee in an amount to be determined from time to time by the Investment Adviser and MLAM U.K. but in no event in excess of the amount that the Investment Adviser actually receives for providing services to the Fund pursuant to the Investment Advisory Agreement. For the fiscal year ended October 31, 1995, and for the fiscal period November 1, 1995 to December 31, 1995, the Investment Adviser paid MLAM U.K. a fee of $264,717 and $31,481, respectively (.05% of the Fund's average net assets, for each of such periods) pursuant to the Sub-Advisory Agreement. MLAM U.K. has offices at Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.



     The following persons associated with the Investment Adviser and MLAM U.K. are primarily responsible for the day-to-day management of the Fund's portfolio (the length of time that such persons have been so responsible is indicated following each person's name): Alex V. Bouzakis (since 1992), Edward F. Gobora (since 1993), David B. Walter (since 1990) and Stephen Yardley (since 1992). Each of these persons is a Vice President of the Fund. Mr. Bouzakis is a Vice President and Senior Portfolio Manager of the Investment Adviser and has been associated with the Investment Adviser since 1982. Mr. Gobora has been a Vice President and Portfolio Manager of the Investment Adviser since 1993, and associated therewith since 1988. Mr. Walter has been a Vice President and Portfolio Manager of the Investment Adviser since 1984. Mr. Yardley is a Vice President and Portfolio Manager of MLAM U.K. and has been associated with MLAM U.K. since 1992; prior thereto, he was a Portfolio Manager at Julius Baer Investment Management, Inc. and Bankers Trust Company.



     The Investment Advisory Agreement obligates the Fund to pay certain expenses incurred in its operations, including, among other things, the investment advisory fee; legal and audit fees; unaffiliated Directors' fees and expenses; registration fees; custodian and transfer agency fees; accounting and pricing costs; and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information. Accounting services are provided to the Fund by the Investment Adviser, and the Fund reimburses the Investment Adviser for its costs in connection with such services. For the fiscal year ended October 31, 1995, the Fund reimbursed the Investment Adviser $176,648 for accounting services. The ratio of total expenses to average net assets for each class of shares was as follows: Class A, 0.96%; Class B, 1.73%; Class C, 1.83%; and Class D, 1.20%. For the fiscal period November 1, 1995 to December 31, 1995, the Fund reimbursed the Investment Adviser $7,967 for accounting services and the annualized ratio of total expenses to average net assets for each class of shares was as follows: Class A, 1.02%; Class B, 1.80%; Class C, 1.83%; and Class D, 1.27%.


CODE OF ETHICS

     The Board of Directors of the Fund has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act which incorporates the Code of Ethics of the Investment Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

     The Codes require that all employees of the Investment Adviser preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

TRANSFER AGENCY SERVICES


     Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent"), which is a wholly-owned subsidiary of ML & Co., acts as the Fund's transfer agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Fund pays the Transfer Agent an annual fee of $11.00 per Class A or Class D shareholder account and $14.00 per Class B or Class C shareholder account, nominal miscellaneous fees (e.g., account closing fees) and is entitled to reimbursement for out-of-pocket expenses incurred by it under the Transfer Agency Agreement. For the fiscal year ended October 31, 1995, and the fiscal period November 1, 1995 to December 31, 1995, the fee paid by the Fund to the Transfer Agent was $1,461,753 and $160,122, respectively. At January 31, 1996, the Fund had 17 Class A shareholder accounts, 43,540 Class B shareholder accounts, 5 Class C shareholder accounts and 2,520 Class D shareholder accounts. At this level of accounts, the annual fee payable to the Transfer Agent would aggregate $637,537, plus miscellaneous and out-of-pocket expenses.


                               PURCHASE OF SHARES

     The Distributor, an affiliate of both the Investment Adviser and of Merrill Lynch, acts as the distributor of the shares of the Fund. Shares of the Fund are offered continuously for sale by the Distributor and other eligible securities dealers (including Merrill Lynch). Shares of the Fund may be purchased from securities dealers or by mailing a purchase order directly to the Transfer Agent. The minimum initial purchase is $1,000, and the minimum subsequent purchase is $50, except that for retirement plans, the minimum initial purchase is $100, and the minimum subsequent purchase is $1.


     The Fund is offering its shares in four classes at a public offering price equal to the next determined net asset value per share plus sales charges imposed either at the time of purchase or on a deferred basis depending upon the class of shares selected by the investor under the Merrill Lynch Select Pricing(SM) System, as described below. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase orders by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange (generally, 4:00 p.m. New York time), which includes orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of business on the New York Stock Exchange, on that day, provided the Distributor in turn receives the order from the securities dealer prior to 30 minutes after the close of business on the New York Stock Exchange on that day. If the purchase orders are not received prior to 30 minutes after the close of business on the New York Stock Exchange on that day, such orders shall be deemed received on the next business day. The Fund or the

Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Distributor or the Fund. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $4.85) to confirm a sale of shares to such customers. Purchases directly through the Transfer Agent are not subject to the processing fee.


     The Fund issues four classes of shares under the Merrill Lynch Select Pricing(SM) System, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge or to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to a CDSC and ongoing distribution fees. A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System is set forth under "Merrill Lynch Select Pricing(SM) System" on page 3.


     Each Class A, Class B, Class C and Class D share of the Fund represents identical interests in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, will be imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid. See "Distribution Plans" below. Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege".

     Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the deferred sales charges with respect to Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, which are eligible to sell shares.

     The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing(SM) System.


-------------------------------------------------------------------------------------------------
                                            ACCOUNT
                                          MAINTENANCE  DISTRIBUTION           CONVERSION
   CLASS          SALES CHARGE(1)             FEE           FEE                FEATURE
-------------------------------------------------------------------------------------------------
     A         Maximum 4.00% initial          No            No                    No
                 sales charge(2,3)
-------------------------------------------------------------------------------------------------
     B       CDSC for a period of four       0.25%         0.50%         B shares convert to
              years, at a rate of 4.0%                                  D shares automatically
                       during                                            after approximately
             the first year, decreasing                                      ten years(4)
                        1.0%
                  annually to 0.0%
-------------------------------------------------------------------------------------------------
     C         1.0% CDSC for one year        0.25%         0.55%                  No
-------------------------------------------------------------------------------------------------
     D         Maximum 4.00% initial         0.25%          No                    No
                  sales charge(3)
-------------------------------------------------------------------------------------------------


---------------


(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.



(2) Offered only to eligible investors. See "Initial Sales Charge
    Alternatives -- Class A and Class D Shares -- Eligible Class A Investors".



(3) Reduced for purchases of $25,000 or more, and waived for purchases of Class A shares by certain retirement plans in connection with certain investment programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead will be subject to a 1.0% CDSC for one year.



(4) The conversion period for dividend reinvestment shares and certain retirement plans was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have an eight-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

INITIAL SALES CHARGE ALTERNATIVES -- CLASS A AND CLASS D SHARES

     Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares.

     The public offering price of Class A and Class D shares for purchasers choosing the initial sales charge alternatives is the next determined net asset value plus varying sales charges (i.e., sales loads), as set forth below.

                                                                          SALES LOAD AS         DISCOUNT TO
                                                       SALES LOAD        PERCENTAGE* OF      SELECTED DEALERS
                                                     AS PERCENTAGE           THE NET         AS PERCENTAGE OF
               AMOUNT OF PURCHASE                  OF OFFERING PRICE     AMOUNT INVESTED    THE OFFERING PRICE
------------------------------------------------   ------------------    ---------------    -------------------
Less than $25,000...............................          4.00%                4.17%                3.75%
$25,000 but less than $50,000...................          3.75                 3.90                 3.50
$50,000 but less than $100,000..................          3.25                 3.36                 3.00
$100,000 but less than $250,000.................          2.50                 2.56                 2.25
$250,000 but less than $1,000,000...............          1.50                 1.52                 1.25
$1,000,000 and over**...........................          0.00                 0.00                 0.00

---------------
 * Rounded to the nearest one-hundredth percent.


** The initial sales charge may be waived on Class A and Class D purchases of $1,000,000 or more made on or after October 21, 1994, and on Class A purchases by certain retirement plan investors in connection with certain investment programs. If the sales charge is waived in connection with a purchase of $1,000,000 or more, such purchases will be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. Class A purchases made prior to October 21, 1994, were subject to a CDSC of 0.25% if the shares were redeemed within one year of purchase if such shares had been sold subject to a CDSC instead of an initial sales charge (i.e., purchases of $5 million or more in a single transaction, other than an employer sponsored retirement or savings plan, a purchase by a TMA(SM) Managed Trust, or a single investment of $5 million or more under the Merrill Lynch Mutual Fund Adviser Program). The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. A sales charge of 0.75% will be charged on purchases of $1 million or more of Class A or Class D shares by certain employer sponsored retirement or savings plans.



     The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.


     As noted above, as a result of the implementation of the Merrill Lynch Select Pricing(SM) System, Class A shares of the Fund outstanding prior to October 21, 1994, were redesignated Class D shares. The Class A shares offered by this Prospectus differ from the Class A shares offered prior to October 21, 1994, in many respects, including sales charges, exchange privilege and the classes of persons to whom such shares are offered.


     During the fiscal year ended October 31, 1995, the Fund sold 19,710 of its Class A shares for aggregate net proceeds to the Fund of $156,702. The Distributor and Merrill Lynch did not receive sales charges for the sale of such Class A shares during the fiscal year ended October 31, 1995 and the Distributor received no CDSCs with respect to redemptions within one year after purchase of the Class A shares purchased subject to front-end sales charge waivers. During the fiscal period November 1, 1995 to December 31, 1995, the Fund sold 1,115 of its Class A shares for aggregate net proceeds to the Fund of $8,833. The Distributor and Merrill

Lynch did not receive sales charges for the sale of such Class A shares during the period November 1, 1995 to December 31, 1995 and the Distributor received no CDSCs with respect to redemptions within one year after purchase of the Class A shares purchased subject to front-end sales charge waivers.



     During the fiscal year ended October 31, 1995, the Fund sold 141,026 of its Class D shares for aggregate net proceeds to the Fund of $1,012,351. The gross sales charges for the sale of its Class D shares for the fiscal year ended October 31, 1995 were $4,326, of which $330 and $3,996 were received by the Distributor and Merrill Lynch, respectively. During such fiscal year, the Distributor received no CDSCs with respect to redemptions within one year after purchase of the Class D shares (including redesignated Class A shares) purchased subject to front-end sales charge waivers. During the fiscal period November 1, 1995 to December 31, 1995 the Fund sold 11,529 of its Class D shares for aggregate net proceeds to the Fund of $91,195. The Distributor and Merrill Lynch did not receive sales charges for the sale of such Class D shares during the period November 1, 1995 to December 31, 1995 and the Distributor did not receive any CDSCs with respect to redemptions within one year after purchase of the Class D shares purchased subject to front-end sales charge waivers.



     Eligible Class A Investors. Class A shares of the Fund are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares of the Fund. Certain employer sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs provided that the program has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services and certain purchases made in connection with the Merrill Lynch Mutual Fund Adviser ("MFA") program. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies, including the Fund. Certain persons who acquired shares of certain MLAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions set forth in the Statement of Additional Information are met. In addition, Class A shares of the Fund and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by Merrill Lynch Senior Floating
Rate Fund, Inc. in shares of such funds.


     Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and Class D sales charges may also be reduced under a Right of Accumulation and a Letter of Intention.


     Class A and Class D shares are offered at net asset value to certain employer sponsored retirement or savings plans and to Employee Access Accounts(SM) available through employers which provide such plans.



     Class A shares are also offered at net asset value to certain eligible Class A investors as set forth under "Eligible Class A Investors".

     Class D shares are offered at net asset value without sales charge to an investor who has a business relationship with a Merrill Lynch financial consultant, if certain conditions set forth in the Statement of Additional Information are met. Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies.


     Class D shares of the Fund are offered at net asset value to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to tender offers conducted by those funds in shares of the Fund.



     Additional information concerning these reduced initial sales charges is set forth in the Statement of Additional Information.


DEFERRED SALES CHARGE ALTERNATIVES -- CLASS B AND CLASS C SHARES

     Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds.


     The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares are subject to a four year CDSC, while Class C shares are subject only to a one year 1.0% CDSC. On the other hand, approximately ten years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted into Class D shares of the Fund and thereafter will be subject to lower continuing fees. See "Conversion of Class B Shares to Class D Shares" below. Both Class B and Class C shares are subject to an account maintenance fee of 0.25% of net assets and Class B and Class C shares are subject to distribution fees of 0.50% and 0.55% of net assets, respectively, as discussed under "Distribution Plans". The proceeds from the account maintenance fees are used to compensate Merrill Lynch for providing continuing account maintenance activities.



     Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its financial consultants for selling Class B and Class C shares at the time of purchase from its own funds. See "Distribution Plans".


     Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares, from its own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. Approximately ten years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately eight years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

     Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Charges" below. The proceeds from the ongoing account maintenance fee are used to compensate Merrill Lynch for providing continuing account maintenance activities. Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services -- Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

     Contingent Deferred Sales Charges -- Class B Shares. Class B shares which are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

     The following table sets forth the rates of the Class B CDSC for Class B shares purchased after October 21, 1994:

                                                                              CLASS B CDSC
                                 YEAR SINCE                                AS A PERCENTAGE OF
                                  PURCHASE                                    DOLLAR AMOUNT
                                PAYMENT MADE                                SUBJECT TO CHARGE
    ---------------------------------------------------------------------  -------------------
    0-1..................................................................         4.00%
    1-2..................................................................         3.00%
    2-3..................................................................         2.00%
    3-4..................................................................         1.00%
    4 and thereafter.....................................................         0.00%

     Class B shares purchased prior to October 21, 1994, and redeemed within three years of purchase are subject to a CDSC at the rates set forth below:

                                                                              CLASS B CDSC
                                 YEAR SINCE                                AS A PERCENTAGE OF
                                  PURCHASE                                    DOLLAR AMOUNT
                                PAYMENT MADE                                SUBJECT TO CHARGE
    ---------------------------------------------------------------------  -------------------
    0-1..................................................................         3.00%
    1-2..................................................................         2.00%
    2-3..................................................................         1.00%
    3 and thereafter.....................................................         None


     For the fiscal period November 1, 1995 to December 31, 1995, the Distributor received CDSCs of $22,991 with respect to the redemption of Class B shares, all of which was paid to Merrill Lynch.



     For the fiscal year ended October 31, 1995, the Distributor received CDSCs of $469,456 with respect to the redemption of Class B shares, all of which was paid to Merrill Lynch.



     In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from the shareholder's account to another account will be assumed to be made in the same order as a redemption.

     To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares through dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase for shares purchased after October 21, 1994).


     In the event that Class B shares are exchanged by certain retirement plans for Class A shares in connection with a transfer to the MFA program, the time period that such Class A shares are held in the MFA program will be included in determining the holding period of Class B shares reacquired upon termination of participation in the MFA program (see "Shareholder Services -- Exchange Privilege").



     The Class B CDSC is waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of a shareholder. The CDSC also is waived on redemptions of shares by certain eligible 401(a) and eligible 401(k) plans. The CDSC also is waived for any Class B shares which are purchased by eligible 401(k) or eligible 401(a) plans which are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption and for any Class D shares that were acquired and held at the time of the redemption in an Employee Access Account(SM) available through employers providing eligible 401(k) plans. The Class B CDSC also is waived for any Class B shares which are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional Information.



     Contingent Deferred Sales Charges -- Class C Shares. Class C shares which are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. For the fiscal year ended October 31, 1995 the Distributor received CDSCs of $15 with respect to the redemption of Class C shares, all of which was paid to Merrill Lynch. For the fiscal period November 1, 1995 to December 31, 1995, the Distributor received CDSCs of $1,000 with respect to the redemption of Class C shares, all of which was paid to Merrill Lynch.


     In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     Conversion of Class B Shares to Class D Shares. After approximately ten years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

     In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

     Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event that such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

     In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income MLAM-advised mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

     The Conversion Period is modified for shareholders who purchased Class B shares through certain retirement plans which qualified for a waiver of the CDSC normally imposed on purchases of Class B shares ("Class B Retirement Plans"). When the first share of any MLAM-advised mutual fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between MLAM-advised mutual funds and the Class B Retirement Plan was established), all Class B shares of all MLAM-advised mutual funds held in that Class B Retirement Plan will be converted into Class D shares of the appropriate funds. Subsequent to such conversion, that Class B Retirement Plan will be sold Class D shares of the appropriate funds at net asset value.


     The Conversion Period also is modified for retirement plan investors which participate in the MFA program. While participating in the MFA program, such investors will hold Class A shares. If these Class A shares were acquired through exchange of Class B shares (see "Shareholder Services -- Exchange Privilege"), then the holding period for such Class A shares will be "tacked" to the holding period of the Class B shares originally held for purposes of calculating the Conversion Period of Class B shares acquired upon termination of participation in the MFA program.


DISTRIBUTION PLANS

     The Fund has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

     The Distribution Plans for Class B, Class C and Class D shares each provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

     The Distribution Plans for Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rates of 0.50%, with respect to Class B shares, and 0.55% with respect to Class C shares, of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.


     For the fiscal year ended October 31, 1995, the Fund paid the Distributor $4,024,963 pursuant to the Class B Distribution Plan (based on average net assets subject to the Class B Distribution Plan of approximately $536.7 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. During the fiscal year ended October 31, 1995, the Fund paid the Distributor $277 pursuant to the Class C Distribution Plan (based on average net assets subject to the Class C Distribution Plan of $34,535), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended October 31, 1995, the Fund paid the Distributor $88,185 pursuant to the Class D Distribution Plan (based on average net assets subject to the Class D Distribution Plan of approximately $35.3 million), all of which was paid to Merrill Lynch for providing account maintenance services in connection with Class D shares. For the fiscal period November 1, 1995 to December 31, 1995, the Fund paid the Distributor $491,057 pursuant to the Class B Distribution Plan (based on average net assets subject to the Class B Distribution Plan of approximately $385.5 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. During the fiscal period November 1, 1995 to December 31, 1995, the Fund paid the

Distributor $217 pursuant to the Class C Distribution Plan (based on average net assets subject to the Class C Distribution Plan of $159,426), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal period November 1, 1995 to December 31, 1995, the Fund paid the Distributor $10,866 pursuant to the Class D Distribution Plan (based on average net assets subject to the Class D Distribution Plan of approximately $25.6 million), all of which was paid to Merrill Lynch for providing account maintenance services in connection with Class D shares. At January 31, 1996, the net assets of the Fund subject to the Class B Distribution Plan aggregated approximately $358.2 million. At this asset level, the annual fee payable pursuant to the Class B Distribution Plan would aggregate $2.7 million. At January 31, 1996, the net assets of the Fund subject to the Class C Distribution Plan aggregated $10,498. At this asset level, the annual fee payable pursuant to the Class C Distribution Plan would aggregate $84. At January 31, 1996, the net assets of the Fund subject to the Class D Distribution Plan aggregated approximately $23.5 million. At this asset level, the annual fee payable pursuant to the Class D Distribution Plan would aggregate $58,867.



     The payments under the Distribution Plans are based upon a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, the distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs and the expenses consist of financial consultant compensation. As of December 31, 1994, the last date for which fully allocated accrual data is available, for Class B shares, the fully allocated accrual expenses for the period since August 3, 1990 (commencement of operations) incurred by the Distributor and Merrill Lynch exceeded fully allocated accrual revenues by approximately $14,910,000 (2.33% of Class B net assets at that date). As of October 31, 1995, for Class B shares, direct cash revenues for the period since August 3, 1990 (commencement of operations) exceeded direct cash expenses by $82,181,360 (20.64% of Class B net assets at that date). Similar fully allocated accrual data was not calculated with respect to Class C shares as of December 31, 1994 because the Fund commenced offering Class C shares to the public on October 21, 1994. As of October 31, 1995, for Class C shares, direct cash revenues for the period since October 21, 1994 (commencement of operations) exceeded direct cash expenses by $1,393 (1.28% of Class C net assets at that date).

                            ------------------------

     The Fund has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with Class B, Class C and Class D shares, and there is no assurance that the Directors of the Fund will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Directors will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth under "Deferred Sales Charge Alternatives -- Class B and Class C Shares -- Conversion of Class B Shares to Class D Shares".

LIMITATIONS ON THE PAYMENT OF DEFERRED CHARGES

     The maximum sales charge rule in the Rules of Fair Practice of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges) plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fees. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

                              REDEMPTION OF SHARES

     The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC which may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

REDEMPTION


     A shareholder wishing to redeem shares may do so by tendering the shares directly to the Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Fund. The notice in either event requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on the Transfer Agent's register or on the certificate, as the case may be. The signature(s) on the notice must be guaranteed by an "eligible guarantor institution" (including, for example, Merrill Lynch branch offices and certain other financial institutions) as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents, such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payment will be mailed within seven days of receipt of a proper notice of redemption.

     At various times, the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment has been collected for the purchase of such shares. Normally this delay will not exceed 10 days.

REPURCHASE

     The Fund also will repurchase shares through a shareholder's listed securities dealer. The Fund normally will accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for repurchase is received by the dealer prior to the close of business on the New York Stock Exchange on the day received and that such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the New York Stock Exchange (generally, 4:00 p.m., New York time) on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the New York Stock Exchange in order to obtain that day's closing price.

     The repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC); securities firms which do not have selected dealer agreements with the Distributor, however, may impose a charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $4.85) to confirm a repurchase of shares of such customers. Redemptions directly through the Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Fund may redeem Fund shares as set forth above.

REINSTATEMENT PRIVILEGE -- CLASS A AND CLASS D SHARES

     Shareholders who have redeemed their Class A or Class D shares have a one-time privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds. The reinstatement privilege is a one-time privilege and may be exercised by the Class A or Class D shareholder only the first time such shareholder makes a redemption.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services and investment plans described below which are designed to facilitate investment in shares of the Fund. Certain of such services are not available to investors who place purchase orders for the Fund's shares through the Merrill Lynch Blueprint(SM) Program. Full details as to each of such services and instructions as to how to participate in the various services or plans, or to change options with respect thereto, can be obtained from the Fund by calling the telephone number on the cover page hereof or from the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.

     Investment Account. Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. These statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. A shareholder may make additions to his Investment Account at any time by mailing a check directly to the Transfer Agent. Shareholders also may maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name will be opened automatically, without charge, at the Transfer Agent. Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder. Shareholders considering transferring a tax deferred retirement account such as an individual retirement account from Merrill Lynch to another brokerage firm or financial institution should be aware that if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

     Exchange Privilege. Shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated in accordance with the rules of the Securities and Exchange Commission.

     Under the Merrill Lynch Select Pricing(SM) System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund.

     Exchanges of Class A and Class D shares are made on the basis of the relative net asset values per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the Class A or Class D shares being exchanged and the sales charge payable at the time of the exchange on the shares being acquired.

     Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds.


     Shares of the Fund which are subject to a CDSC are exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise be due upon redemption of the shares of the Fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period for the newly acquired shares of the other Fund.


     Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class D shares. The period of time that Class A, Class B, Class C or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period.

     Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the MLAM-advised mutual fund from which the exchange has been made.

     Exercise of the exchange privilege is treated as a sale for Federal income tax purposes. For further information, see "Shareholder Services -- Exchange Privilege" in the Statement of Additional Information.


     The exchange privilege is modified with respect to certain retirement plans which participate in the MFA program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same fund on the basis of relative net asset values in connection with the commencement of participation in the MFA program, i.e., no CDSC will apply. The one year holding period does not apply to shares acquired through reinvestment of dividends. Upon termination of participation in the MFA program, Class A shares will be reexchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, or the Conversion Period for Class B shares so reacquired, the holding period for the Class A shares will be "tacked" to the holding period for the Class B or Class C shares originally held. The Fund's exchange privilege is also modified with respect to purchases of Class A and Class D shares by non-retirement plan investors under the MFA program. First, the initial allocation of assets is made under the MFA program. Then, any subsequent exchange under the MFA program of Class A or Class D shares of a MLAM-advised mutual fund for Class A or Class D shares of the Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other MLAM-advised mutual fund and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA program.



     Automatic Reinvestment of Dividends and Distributions. All dividends and capital gains distributions are reinvested automatically in full and fractional shares of the Fund, without a sales charge, at the net asset value per share at the close of business on the monthly payment date for such dividends and distributions. A shareholder may at any time, by written notification to Merrill Lynch if the shareholder's account is maintained with Merrill Lynch or by written notification or telephone call (1-800-MER-FUND) to the Transfer Agent if the shareholder's account is maintained with the Transfer Agent, elect to have subsequent dividends, or both dividends and capital gains distributions paid in cash, rather than reinvested, in which event payment will be mailed monthly. Cash payments can also be directly deposited to the shareholder's bank account. No CDSC will be imposed on redemption of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.


     Systematic Withdrawal Plans. A Class A or Class D shareholder may elect to receive systematic withdrawal payments from his Investment Account in the form of payments by check or through automatic payment by direct deposit to his bank account on either a monthly or quarterly basis. A Class A or Class D shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R)/CBA(R) Systematic Redemption Program, subject to certain conditions.

     Automatic Investment Plans. Regular additions of Class A, Class B, Class C and Class D shares may be made to an investor's Investment Account by pre-arranged charges of $50 or more to his regular bank account. Investors who maintain CMA(R) or CBA(R) accounts may arrange to have periodic investments made in the Fund in their CMA(R) or CBA(R) accounts or in certain related accounts in amounts of $100 or more through the CMA(R)/CBA(R) Automated Investment Program.

                            DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

     The net investment income of the Fund is declared as dividends daily prior to the determination of the net asset value which is calculated 15 minutes after the close of business on the New York Stock Exchange (generally, 4:00 p.m., New York time) on that day. The net investment income of the Fund for dividend purposes consists of interest earned on portfolio securities, less expenses, in each case computed since the most recent determination of the net asset value. Expenses of the Fund, including the investment advisory fees, distribution and/or account maintenance fees, are accrued daily. Dividends of net investment income are declared daily and reinvested monthly in the form of additional full and fractional shares of the Fund at net asset value unless the shareholder elects to receive such dividends in cash. Shares will accrue dividends as long as they are issued and outstanding. Shares are issued and outstanding from the settlement date of a purchase order to the day prior to settlement date of a redemption order.


     All net realized long-term or short-term capital gains, if any, are declared and distributed to the Fund's shareholders annually. Capital gains distributions will be reinvested automatically in shares unless the shareholder elects to receive such distributions in cash.


     The per share dividends and distributions on each class of shares will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable to that class. See "Additional Information -- Determination of Net Asset Value".

     See "Shareholder Services" for information as to how to elect either dividend reinvestment or cash payments. Portions of dividends and distributions which are taxable to shareholders as described below are subject to income tax whether they are reinvested in shares of the Fund or received in cash.

TAXES

     The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.


     Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).


     Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. Distributions by the Fund, whether from ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.


     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.


     Under Code Section 988, foreign currency gains or losses from certain debt instruments, from forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options generally will be treated as ordinary income or loss. Such Code Section 988 gains or losses will generally increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than the shareholder's tax basis in Fund shares (assuming the shares were held as a capital asset).


     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

     If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.


     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.


     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.


     Ordinary income and capital gain dividends may also be subject to state and local taxes.

     Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

     Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                                PERFORMANCE DATA

     From time to time, the Fund may include its average annual total return and yield for various specified time periods in advertisements or information furnished to present or prospective shareholders. Average annual total return and yield are computed separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

     Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period such as in the case of Class B and Class C shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance fees and distribution fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund also may quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return, and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over longer periods of time. In advertisements distributed to investors whose purchases are subject to waiver of the CDSC in the case of Class B shares (such as investors in certain retirement plans) or to reduced sales charges in the case of Class A and Class D shares, performance data may take into account the reduced, and not the maximum, sales charges or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the CDSC, a lower amount of expenses may be deducted. See "Purchase of Shares". The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate the effect of such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.


     Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by
(b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by (c) the maximum offering price per share on the last day of the period. The yields for the 30-day period ending October 31, 1995, were as follows: Class A shares, 5.46%; Class B shares, 4.89%; Class C shares, 4.87%; and Class D shares, 5.21%. The yields for the 30-day period ending December 31, 1995, were as follows: Class A shares, 4.59%; Class B shares, 3.99%; Class C shares, 3.95%; and Class D shares, 4.35%.


     Total return and yield figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return and yield will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

     On occasion, the Fund may compare its performance to the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, or to performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine, Fortune Magazine or other industry publications. In addition, from time to time the Fund may include the Fund's risk-adjusted performance ratings assigned by Morningstar Publications, Inc. in advertising or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

                             ADDITIONAL INFORMATION

DETERMINATION OF NET ASSET VALUE

     The net asset value of the shares of all classes of the Fund is determined once daily as of 15 minutes after the close of business on the New York Stock Exchange (generally 4:00 p.m., New York time) on each day during which the New York Stock Exchange is open for trading. The net asset value is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Investment Adviser and any account maintenance and/or distribution fees payable to the Distributor, are accrued daily.

     The per share net asset value of Class A shares generally will be higher than the per share net asset value of shares of the other classes, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; moreover, the per share net asset value of Class D shares generally will be higher than the per share net asset value of Class B and Class C shares, reflecting the daily expense accruals of the distribution and higher transfer agency fees applicable with respect to Class B and Class C shares. Since the distribution fees borne by the Class C shares are higher than the distribution fees borne by the Class B shares, the per share net asset value of the Class B shares generally will be higher than the per share net asset value of the Class C shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions which will differ by approximately the amount of the expense accrual differentials between the classes.


     Securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. When the Fund writes a call option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Portfolio securities which are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Other investments, including futures contracts and related options, are stated at market value or otherwise at the fair value at which it is expected they may be resold, as determined in good faith by or under the direction of the Board of Directors. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation.


ORGANIZATION OF THE FUND

     The Fund was incorporated under Maryland law on April 18, 1990. It has authorized capital of 2,600,000,000 shares of Common Stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock as follows: Class A Common Stock -- 1,000,000,000 shares; Class B Common Stock -- 1,000,000,000 shares; Class C Common Stock -- 300,000,000 shares; and

Class D Common Stock -- 300,000,000 shares. Shares of Class A, Class B, Class C and Class D Common Stock represent an interest in the same assets of the Fund and are identical in all respects except that Class B, Class C and Class D shares bear certain expenses related to the account maintenance fee relating to such shares, and Class B and Class C shares bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to account maintenance and distribution expenditures, as applicable. See "Purchase of Shares". The Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.



     Shareholders are entitled to one vote for each full share held and to fractional votes for fractional shares held in the election of Directors (to the extent hereafter provided) and on other matters submitted to the vote of shareholders. All shares of the Fund have equal voting rights, except, as noted above, a class of shares will have exclusive voting rights with respect to matters relating to the account maintenance and/or distribution expenses being borne solely by such class. There normally will be no meeting of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by the shareholders, at which time the Directors then in office will call a shareholders' meeting for the election of Directors. Shareholders may, in accordance with the terms of the Articles of Incorporation, cause a meeting of shareholders to be held for the purpose of voting on the removal of Directors. Also, the Fund will be required to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in distribution and/or account maintenance fees or of a change in fundamental policies, objectives or restrictions. Except as set forth above, the Directors shall continue to hold office and appoint successor Directors. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared and in net assets upon liquidation or dissolution remaining after satisfaction of outstanding liabilities except that, as noted above, the Class B, Class C and Class D shares bear certain additional expenses. Shares issued are fully paid and nonassessable and have no preemptive rights. Shares have the conversion rights described in this Prospectus.


SHAREHOLDER REPORTS

     Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communications for each of the shareholder's related accounts, the shareholder should notify in writing:


Merrill Lynch Financial Data Services, Inc.
P.O. Box 45289
Jacksonville, FL 32232-5289



     The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch and/or mutual fund account numbers. If you have any questions regarding this, please call your Merrill Lynch financial consultant or Merrill Lynch Financial Data Services, Inc. at 1-800-637-3863.


SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Prospectus.

PENDING LITIGATION


     In June 1993, a putative class action complaint was filed in the United States District Court for the Southern District of California by several shareholders of the Merrill Lynch Short-Term World Income Portfolio (the "World Fund", and together with the Fund referred to herein as the "Funds"), a fund organized under the laws of the Cayman Islands for investment solely by non-United States persons, that has similar investment objectives to the Fund. The complaint named the World Fund, the Investment Adviser and certain of their affiliates as defendants. The complaint alleged, among other things, that the World Fund prospectus did not contain risk disclosures included in the Fund's prospectus.



     Thereafter, in September 1993, a First Amended Complaint was filed, among other things, adding two plaintiffs who purchased shares in the Fund, and adding the Fund and the Distributor as defendants. The Amended Complaint was filed purportedly on behalf of Fund investors who purchased shares between September 15, 1990, and October 31, 1992, and on behalf of World Fund investors who purchased shares between June 9, 1990, and October 31, 1992 and alleged violations of Section 10(b) and Section 20 of the Securities Exchange Act,
Section 12(2) and Section 15 of the Securities Act, and various common law claims, including portfolio mismanagement. In essence, plaintiffs alleged that these Funds' sales materials did not contain adequate risk disclosures and further alleged oral point of sale misrepresentations regarding the safety of investing in these Funds.



     After plaintiffs voluntarily dismissed the action as to two Merrill Lynch affiliates, the remaining defendants, with the exception of the World Fund, moved to dismiss the Amended Complaint. In addition, all defendants, with the exception of the World Fund, moved to transfer venue to the District of New Jersey. At the same time, the World Fund moved to dismiss the Amended Complaint for insufficiency of process and lack of personal jurisdiction.



     In April 1994, the Court granted defendants' motion to transfer the action to the District of New Jersey. Plaintiffs then moved for reconsideration. On reconsideration, the court ruled that the World Fund was subject to jurisdiction in the United States, and then reaffirmed its decision transferring the action to the District of New Jersey. In October 1994, the United States Court of Appeals for the Ninth Circuit denied plaintiffs petition for a writ of mandamus.



     On March 10, 1995, plaintiffs filed a Second Amended Complaint in the United States District Court for the District of New Jersey which alleged, among other things, that the Fund and the World Fund improperly "speculated" in "high risk 'derivatives"' and that this was not disclosed to the shareholders of either fund in its offering materials. Plaintiffs reasserted causes of action under Section 12(2) of the Securities Act and Section 10(b) of the Exchange Act, as well as various common law claims. The Second Amended Complaint also alleged that defendants violated Section 12(1) of the Securities Act and Section 7(d) of the Investment Company Act by selling shares of the World Fund within the United States without registering with the Commission. It also asserted a new cause of action under Section 13(a)(3) of the Investment Company Act, alleging that the Fund and the World Fund improperly deviated from their stated investment policies. The pleading also added David Walter, the Funds' portfolio manager, as a defendant.



     The Second Amended Complaint purports to be brought on behalf of all persons and entities who purchased World Fund shares between June 9, 1990 and October 31, 1992 and who purchased Fund shares between September 15, 1990 and October 31, 1992. Plaintiffs further seek certification of a new "sub-class", consisting of all persons who purchased shares of the World Fund during June 9, 1990 through June 10, 1994, the period of time during which plaintiffs allege that World Fund shares were unlawfully sold as unregistered investments. Plaintiffs now claim losses of approximately $700 million and seek punitive damages in connection with their common law fraud claim.


     On September 11, 1995, defendants filed a motion to dismiss the Second Amended Complaint. On February 23, 1996, the Court granted in part and denied in part defendants' motion to dismiss the complaint. The Court dismissed plaintiff's claims that the defendants failed properly to register the World Fund and its shares with the Commission. The other counts of the complaint remain. In its opinion, the Court states that plaintiffs have alleged that the Funds speculated in purchasing $1 billion of derivative securities and further alleged that despite the Funds' being marketed as prudent investments, such speculation was always intended and was necessary to achieve the Funds' objectives. The opinion states that the prospectuses contained warnings concerning risks associated with investing in the Funds, including in particular that "the Funds would invest in debt securities denominated in different currencies and that investments on a global basis involved special risks including fluctuations in foreign exchange rates, future foreign and political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments." The Court further noted that the prospectuses warned of the risks of net asset fluctuation, investments in indexed notes, the use of derivative securities to execute a hedge and higher fees. The Court found, however, that taking plaintiffs allegations as true for purposes of the motion, as it must, the prospectuses "failed to disclose that it would be necessary for the Funds to take speculative positions in derivative securities", as plaintiffs allege. The Funds maintain that such disclosure was omitted because such speculation was not the Funds' intention, nor did it in fact occur.



     The defendants believe that the allegations are totally without merit, and will continue to vigorously contest the action. The Investment Adviser has agreed to indemnify these Funds for any liabilities or expenses they may incur in connection with this litigation.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC. -- AUTHORIZATION FORM (PART 1)
--------------------------------------------------------------------------------

1. SHARE PURCHASE APPLICATION

   I, being of legal age, wish to purchase: (choose one)

/ / Class A shares
/ / Class C shares
/ / Class B shares
/ / Class D shares

of Merrill Lynch Short-Term Global Income Fund, Inc. and establish an Investment Account as described in the Prospectus. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

   Basis for establishing an Investment Account:


      A. I enclose a check for $.......... payable to Merrill Lynch Financial
   Data Services, Inc. as an initial investment (minimum $1,000). I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.


      B. I already own shares of the following Merrill Lynch mutual funds that would qualify for the right of accumulation as outlined in the Statement of Additional Information: (Please list all funds. Use a separate sheet of paper if necessary.)

   1. ..........................................................    4. ..........................................................


   2. ..........................................................    5. ..........................................................


   3. ..........................................................    6. ..........................................................

Name............................................................................
     First Name                    Initial                   Last Name

Name of Co-Owner (if any).......................................................
                      First Name           Initial           Last Name

Address.........................................................................

 ..................................................   Date.......................
                        (Zip Code)

Occupation .........................................   Name and Address of Employer..............................................

                                                       ..........................................................................

                                                       ..........................................................................

 ...................................................    ..........................................................................

                 Signature of Owner                                           Signature of Co-Owner (if any)


(In the case of co-owner, a joint tenancy with right of survivorship will be presumed unless otherwise specified.)
--------------------------------------------------------------------------------
2. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS

                        Ordinary Income Dividends                            Long-term Capital Gains
                        ---------------------------------                    ---------------------------------
                        SELECT  / /     Reinvest                             SELECT  / /     Reinvest
                        ONE:   / /      Cash                                 ONE:   / /      Cash
                        ---------------------------------                    ---------------------------------

If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.

IF CASH, SPECIFY HOW YOU WOULD LIKE YOUR DISTRIBUTIONS PAID TO YOU:   / / Check
or / / Direct Deposit to bank account

IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, PLEASE COMPLETE BELOW:

I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch Short-Term Global Income Fund, Inc. Authorization Form.

SPECIFY TYPE OF ACCOUNT (check one): / / checking / / savings

Name on your account............................................................

Bank Name.......................................................................

Bank Number ........................... Account Number..........................

Bank Address....................................................................


I agree that this authorization will remain in effect until I provide written notification to Merrill Lynch Financial Data Services, Inc. amending or terminating this service.


Signature of Depositor..........................................................

Signature of Depositor ......................... Date...........................

(if joint account, both must sign)

NOTE: IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

 MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC. -- AUTHORIZATION FORM (PART
                               1) -- (CONTINUED)
--------------------------------------------------------------------------------

3. SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER

            Social Security Number or Taxpayer Identification Number

   Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security Number or Taxpayer Identification Number and (2) that I am not subject to backup withholding (as discussed in the Prospectus under "Dividends, Distributions and Taxes -- Federal Income Taxes") either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ("IRS") has notified me that I am no longer subject thereto.

   INSTRUCTION: YOU MUST STRIKE OUT THE LANGUAGE IN (2) ABOVE IF YOU HAVE BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING DUE TO UNDER-REPORTING AND IF YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS THAT BACKUP WITHHOLDING HAS BEEN TERMINATED. THE UNDERSIGNED AUTHORIZES THE FURNISHING OF THIS CERTIFICATION TO OTHER MERRILL LYNCH SPONSORED MUTUAL FUNDS.

 .............................................................         ............................................................
                      Signature of Owner                                             Signature of Co-Owner (if any)

--------------------------------------------------------------------------------

4. LETTER OF INTENTION -- CLASS A AND D SHARES ONLY (See terms and conditions in the Statement of Additional Information)

                               ......................, 19 . . . .
                                   Date of initial purchase
Dear Sir/Madam:

   Although I am not obligated to do so, I intend to purchase shares of Merrill Lynch Short-Term Global Income Fund, Inc. or any other investment company with an initial sales charge or deferred sales charge for which Merrill Lynch Funds Distributor, Inc. acts as distributor over the next 13 month period which will equal or exceed:

       / / $25,000 / / $50,000 / / $100,000 / / $250,000 / / $1,000,000

   Each purchase will be made at the then reduced offering price applicable to the amount checked above, as described in the Merrill Lynch Short-Term Global Income Fund, Inc. Prospectus.

   I agree to the terms and conditions of this Letter of Intention. I hereby irrevocably constitute and appoint Merrill Lynch Funds Distributor, Inc., my attorney, with full power of substitution, to surrender for redemption any or all shares of Merrill Lynch Short-Term Global Income Fund, Inc. held as security.

By:..............................................................  ...............................................................
Signature of Owner                                                 Signature of Co-Owner
                                                                   (If registered in joint names, both must sign)

   In making purchases under this letter, the following are the related accounts on which reduced offering prices are to apply:

(1) Name ...................................................          (2) Name....................................................
Account Number ............................................           Account Number..............................................

--------------------------------------------------------------------------------

5. FOR DEALER ONLY

                         Branch Office, Address, Stamp

This form when completed should be mailed to:

    Merrill Lynch Short-Term Global Income Fund, Inc.

    c/o Merrill Lynch Financial Data Services, Inc.


    P.O. Box 45289

    Jacksonville, Florida 32232-5289

We hereby authorize Merrill Lynch Funds Distributor, Inc. to act as our agent in connection with transactions under this authorization form and agree to notify the Distributor of any purchases made under a Letter of Intention or Systematic Withdrawal Plan. We guarantee the Shareholder's signature.

 ...............................................................
                            Dealer Name and Address

By .............................................................................
                         Authorized Signature of Dealer

/ /  / /  / /            / /  / /  / /  / /       ..............................
 Branch Code                  F/C No.                     F/C Last Name

/ /  / /  / /  / /  / /  / /  / /  / /
      Dealer's Customer A/C No.

MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC. -- AUTHORIZATION FORM (PART 2)
--------------------------------------------------------------------------------
NOTE: THIS FORM IS REQUIRED TO APPLY FOR THE SYSTEMATIC WITHDRAWAL OF AUTOMATIC INVESTMENT PLANS ONLY.
--------------------------------------------------------------------------------

1. ACCOUNT REGISTRATION

(PLEASE PRINT)                                                                             ------------------------------------
Name of Owner.......................................................................
                                                                                           ------------------------------------
                                                                                                      Social Security No.
             First Name             Initial             Last Name                               or Taxpayer Identification No.

Name of Co-Owner (if any)...........................................................
                            First Name        Initial        Last Name
Address.............................................................................
 ....................................................................................       Account Number........................
                                                                          (Zip Code)       (if existing account)


--------------------------------------------------------------------------------
2. SYSTEMATIC WITHDRAWAL PLAN -- CLASS A AND D SHARES ONLY (See terms and conditions in the Statement of Additional Information)

   MINIMUM REQUIREMENTS: $10,000 for monthly disbursements, $5,000 for quarterly, of / / Class A or / / Class D shares in Merrill Lynch Short-Term Global Income Fund, Inc. at cost or current offering price. Withdrawals to be made either (check one) / / Monthly on the 24th day of each month, or / / Quarterly on the 24th day of March, June, September and December. If the 24th falls on a weekend or holiday, the next succeeding business day will be
utilized. Begin systematic withdrawals on               (month), or as soon as
possible thereafter.
SPECIFY HOW YOU WOULD LIKE YOUR WITHDRAWAL PAID TO YOU (CHECK ONE): / / $
or / / $   % of the current value of / / Class A or / / Class D shares in the account.

SPECIFY WITHDRAWAL METHOD: / / check or / / direct deposit to bank account (check one and complete part (a) or (b) below):

DRAW CHECKS PAYABLE (CHECK ONE)

(a) I hereby authorize payment by check
   / / as indicated in Item 1.
   / / to the order of..........................................................

Mail to (check one)
   / / the address indicated in Item 1.
   / / Name (please print)......................................................

Address.........................................................................

     ...........................................................................

Signature of Owner..............................................................
Date............................................................................

Signature of Co-Owner (if any)..................................................


(B) I HEREBY AUTHORIZE PAYMENT BY DIRECT DEPOSIT TO BANK ACCOUNT AND, IF NECESSARY, DEBIT ENTRIES AND ADJUSTMENTS FOR ANY CREDIT ENTRIES MADE TO MY ACCOUNT. I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.


Specify type of account (check one): / / checking / / savings

Name on your Account............................................................

Bank Name.......................................................................

Bank Number .............................................................
Account Number..................................................................

Bank Address....................................................................

          ......................................................................

Signature of Depositor..........................................................
Date............................................................................

Signature of Depositor..........................................................

(if joint account, both must sign)

NOTE: IF DIRECT DEPOSIT IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHALL ACCOMPANY THIS APPLICATION.

 MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC. -- AUTHORIZATION FORM (PART
                               2) -- (CONTINUED)
--------------------------------------------------------------------------------

3. APPLICATION FOR AUTOMATIC INVESTMENT PLAN


   I hereby request that Merrill Lynch Financial Data Services, Inc. draw an automated clearing house ("ACH") debit on my checking account as described below each month to purchase: (choose one)

             / / Class A shares          / / Class B shares          / / Class C
shares          / / Class D shares

of Merrill Lynch Short-Term Global Income Fund, Inc. subject to the terms set forth below. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.


                  MERRILL LYNCH FINANCIAL DATA SERVICES, INC.


You are hereby authorized to draw an ACH debit each month on my bank account for investment in Merrill Lynch Short-Term Global Income Fund, Inc., as indicated below:

   Amount of each check or ACH debit $..........................................

   Account Number...............................................................
Please date and invest ACH debits on the 20th of each month
beginning               or as soon as thereafter as possible.
            (month)


   I agree that you are drawing these ACH debits voluntarily at my request and that you shall not be liable for any loss arising from any delay in preparing or failure to prepare any such debit. If I change banks or desire to terminate or suspend this program, I agree to notify you promptly in writing. I hereby authorize you to take any action to correct erroneous ACH debits of my bank account or purchases of fund shares including liquidating shares of the Fund and crediting my bank account. I further agree that if a debit is not honored upon presentation, Merrill Lynch Financial Data Services, Inc. is authorized to discontinue immediately the Automatic Investment Plan and to liquidate sufficient shares held in my account to offset the purchase made with the dishonored debit.


 .................      .......................................
     Date                      Signature of Depositor

                     .......................................
                              Signature of Depositor
                         (If joint account, both must sign)
                       AUTHORIZATION TO HONOR ACH DEBITS

              DRAWN BY MERRILL LYNCH FINANCIAL DATA SERVICES, INC.


To..........................................................................Bank
                               (Investor's Bank)

Bank Address....................................................................

City .......... State .......... Zip............................................

As a convenience to me, I hereby request and authorize you to pay and charge to my account ACH debits drawn on my account by and payable to Merrill Lynch Financial Data Services, Inc., I agree that your rights in respect to each such debit shall be the same as if it were a check drawn on you and signed personally by me. This authority is to remain in effect until revoked by me in writing. Until you receive such notice, you shall be fully protected in honoring any such debit. I further agree that if any such debit be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability.


 .................      .......................................
     Date                      Signature of Depositor

 .................      .......................................
 Bank Account                  Signature of Depositor

  Number                (If joint account, both must sign)

NOTE: IF AUTOMATIC INVESTMENT PLAN IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" SHOULD ACCOMPANY THIS APPLICATION.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                               INVESTMENT ADVISER

                         Merrill Lynch Asset Management
                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536
                                Mailing Address:

                                 P.O. Box 9011

                        Princeton, New Jersey 08543-9011

                                  DISTRIBUTOR

                     Merrill Lynch Funds Distributor, Inc.
                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536
                                Mailing Address:

                                 P.O. Box 9081


                        Princeton, New Jersey 08543-9081


                                 TRANSFER AGENT


                  Merrill Lynch Financial Data Services, Inc.

                            Administrative Offices:

                           4800 Deer Lake Drive East

                        Jacksonville, Florida 32246-6484
                                Mailing Address:
                                 P.O. Box 45289
                        Jacksonville, Florida 32232-5289

                                   CUSTODIAN

                         The Chase Manhattan Bank, N.A.
                           Global Securities Services
                           4 Chase MetroTech Center,
                                   18th Floor
                            Brooklyn, New York 11245

                              INDEPENDENT AUDITORS

                             Deloitte & Touche LLP
                                117 Campus Drive
                        Princeton, New Jersey 08540-6400

                                    COUNSEL

                                  Brown & Wood
                             One World Trade Center
                         New York, New York 10048-0557

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE INVESTMENT ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                           -------------------------

                               TABLE OF CONTENTS


                                            PAGE
                                            ----
Fee Table.................................    2
Merrill Lynch Select Pricing(SM) System...    3
Financial Highlights......................    7
Special and Risk Considerations...........    9
Investment Objective and Policies.........   10
  Hedging Techniques......................   15
  Other Investment Policies and
    Practices.............................   19
  Investment Restrictions.................   20
Management of the Fund....................   21
  Board of Directors......................   21
  Management and Advisory Arrangements....   22
  Code of Ethics..........................   23
  Transfer Agency Services................   24
Purchase of Shares........................   24
  Initial Sales Charge Alternatives --
    Class A and Class D Shares............   27
  Deferred Sales Charge Alternatives --
    Class B and Class C Shares............   29
  Distribution Plans......................   33
  Limitations on the Payment of Deferred
    Charges...............................   35
Redemption of Shares......................   35
  Redemption..............................   35
  Repurchase..............................   36
  Reinstatement Privilege -- Class A and
    Class D Shares........................   36
Shareholder Services......................   37
Distributions.............................   39
Taxes.....................................   40
Performance Data..........................   42
Additional Information....................   44
  Determination of Net Asset Value........   44
  Organization of the Fund................   44
  Shareholder Reports.....................   45
  Shareholder Inquiries...................   45
  Pending Litigation......................   46
Authorization Form........................   49
                               Code # 11099-0296


        (MERRILL LYNCH LOGO)


          MERRILL LYNCH
          SHORT-TERM GLOBAL
          INCOME FUND, INC.


          PROSPECTUS


          February 28, 1996


          Distributor:
          Merrill Lynch
          Funds Distributor, Inc.

          This prospectus should be
          retained for future reference.

STATEMENT OF ADDITIONAL INFORMATION

               MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 - PHONE NO. (609) 282-2800

                           -------------------------

     Merrill Lynch Short-Term Global Income Fund, Inc. (the "Fund") is a non-diversified mutual fund seeking to provide shareholders with as high a level of current income as is consistent with prudent investment management from a global portfolio of high quality debt securities denominated in various currencies and multi-national currency units and having remaining maturities not exceeding three years. Under normal circumstances, the Fund will invest its assets in debt securities denominated in at least three different currencies, including the U.S. dollar. At times, the Fund may seek to hedge its portfolio against interest rate and currency risks through the use of futures, options on futures and currency transactions. There can be no assurance that the investment objective of the Fund will be realized.

     Pursuant to the Merrill Lynch Select Pricing(SM) System, the Fund offers four classes of shares each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing(SM) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

                           -------------------------


     This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the prospectus of the Fund, dated February 28, 1996 (the "Prospectus"), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling or by writing the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.


                           -------------------------

              MERRILL LYNCH ASSET MANAGEMENT -- INVESTMENT ADVISER MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                           -------------------------


   The date of this Statement of Additional Information is February 28, 1996.

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to seek to provide shareholders with as high a level of current income as is consistent with prudent investment management from a global portfolio of high quality debt securities denominated in various currencies and multi-national currency units and having remaining maturities not exceeding three years. Under normal circumstances, the Fund will invest its assets in debt securities denominated in at least three different currencies, including the U.S. dollar. There can be no assurance that the investment objective of the Fund will be realized. Reference is made to "Investment Objective and Policies" in the Prospectus for a discussion of the investment objective and policies of the Fund.


     The Fund will effect portfolio transactions without regard to holding period if, in the judgment of the Fund's investment adviser, Merrill Lynch Asset Management, L.P. (the "Investment Adviser"), such transactions are advisable in light of a change in circumstances of a particular issuer or within a particular industry or in general market, economic or financial conditions. For the fiscal years ended October 31, 1993, 1994 and 1995, the Fund's portfolio turnover rates were 284.62%, 259.50% and 312.13%, respectively. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of all securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year.


     The U.S. Government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. In such an event, the Fund would review its investment objective and investment policies to determine whether changes are appropriate. Any changes in the investment objective or fundamental policies set forth under "Investment Restrictions" below would require the approval of the holders of a majority of the Fund's outstanding voting securities.

     The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis on each day the Fund determines its net asset value in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. See "Redemption of Shares". Under present conditions, the Fund does not believe that these considerations will have any significant effect on its portfolio strategy, although there can be no assurance in this regard.

HEDGING TECHNIQUES

     Reference is made to the discussion concerning hedging techniques under the caption "Hedging Techniques" in the Prospectus.

     The Fund may engage in various portfolio strategies to hedge its portfolio against interest rate and currency risks. These strategies include use of options on its portfolio securities, financial and currency futures and options on such futures and forward foreign currency transactions. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of its shares, the net asset value of the Fund's shares will fluctuate.

     Although certain risks are involved in options and futures transactions (as discussed below in "Risk Factors in Options and Futures Transactions"), the Investment Adviser believes that, because the Fund will engage in these transactions only for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions.

     The following information relates to the hedging instruments that the Fund may utilize with respect to interest rate and currency risks.

     The Fund may purchase and write (i.e., sell) call options and put options on securities, enter into closing purchase transactions with respect to such options and engage in transactions in financial futures as described below.

     Writing Options. The Fund will receive a premium from writing a call option, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, interest rates and the time period until the expiration of the option. By writing a call, the Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as a writer continues. Thus, in some periods the Fund will receive less total return and in other periods greater total return from its hedged positions than it would have received from its underlying securities unhedged. To facilitate closing transactions, as described below, the Fund will ordinarily write only options for which a secondary market exists.

     The Fund may engage in closing transactions in order to terminate outstanding exchange-traded options that it has written. To effect a closing transaction, the Fund purchases, prior to the exercise of an outstanding option that it has written, an option of the same series as that on which it desires to terminate its obligation. Profit or loss from a closing purchase transaction will depend on whether the cost of such transaction is more or less than the premium received on the sale of the option plus the related transaction costs.

     The Fund may also enter into over-the-counter ("OTC") put and call option transactions, which are two party contracts with prices and terms negotiated between the buyer and seller. The Fund will enter into OTC option transactions only with respect to portfolio securities for which management believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

     Purchase of Put Options. The Fund may purchase put options in connection with its hedging activities. By buying a put, the Fund has the right to sell the underlying securities at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put expires.

     Futures Contracts. The Fund may purchase and sell financial futures contracts as a hedge against adverse changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price on a future date. The Fund may effect transactions in futures contracts in U.S. and foreign agency and government securities and corporate debt securities traded on U.S. and foreign exchanges, as well as on OTC markets.

     The Fund may sell futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by the Fund will fall, thus reducing the net asset value of the Fund. This interest rate risk can be reduced without employing futures as a hedge by selling long-term securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and brokerage commissions and typically would reduce the Fund's average yield as a result of the shortening of maturities.

     The sale of futures contracts provides an alternative means of hedging against rising interest rates. As rates increase the value of the Fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's investments which are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position which operates to terminate the position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

     The Fund may purchase futures contracts in anticipation of a decline in interest rates when it is not fully invested in order to gain rapid market exposure that may in part or entirely offset an increase in the cost of long-term securities it intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase securities upon termination of the futures contracts. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of securities.

     Options on Financial Futures. The Fund may purchase and write call and put options on futures contracts in connection with its hedging activities. Generally, these strategies would be employed under the same market and market sector conditions in which the Fund entered into futures contracts. The Fund may purchase put options or write call options on futures contracts rather than selling the underlying futures contracts in anticipation of an increase in interest rates. Similarly, the Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of such futures to hedge against the increased cost resulting from a decline in interest rates of securities which the Fund intends to purchase.

RISK FACTORS IN OPTIONS AND FUTURES TRANSACTIONS

     Utilization of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the debt securities which are the subject of the hedge. There is also a risk of imperfect correlation when the securities underlying futures contracts have different maturities than the portfolio securities being hedged. Transactions in currency futures and options on interest rate and currency futures contracts involve similar risks.

     Prior to exercise or expiration, an exchange-traded option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. Similarly, positions in interest rate and currency futures may be closed out only on an exchange which provides a secondary market for such futures. The Fund will enter into an option or futures transaction on an exchange only if there appears to be a liquid secondary market for such options or futures. However, there can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. The Fund will acquire only OTC options for which management believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option), unless there is only one dealer, in which case such dealer's price will be used or which can be sold at a formula price provided for in the over-the-counter option agreement. In the case of a futures position or an option on a futures position written by the Fund, in the event of adverse price movements, the Fund will continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments or currencies underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. The risk of loss from investing in futures transactions is theoretically unlimited.

     The exchanges on which the Fund intends to conduct options transactions generally have established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading Limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Investment Adviser does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio.

FORWARD FOREIGN EXCHANGE TRANSACTIONS

     Generally, the foreign exchange transactions of the Fund will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another. However, the Fund has authority to deal in forward foreign exchange between currencies of the different countries in whose securities it will invest as a hedge against possible variations in the foreign exchange rates between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not speculate in forward foreign exchange. The Fund may not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. If the Fund enters into a position hedging transaction, its custodian bank will place cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts. The Fund will not enter into a forward contract with a term of more than one year.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange are usually conducted on a principal basis, no fees or commissions are involved.

OTHER INVESTMENT POLICIES AND PRACTICES

     Repurchase Agreements and Purchase and Sale Contracts. The Fund may invest in securities pursuant to repurchase agreements or purchase and sale contracts. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. Purchase and sale contracts may be entered into only with financial institutions which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. Under such agreements, the other party agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period although it may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligations; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover short periods, often less than one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but constitute only collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by the Fund. In the event of a default under such a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate of return, the rate of return to the Fund would depend on intervening fluctuations of the market values of such securities and the accrued interest on the securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses resulting from market fluctuations following the failure of the seller to perform. The Fund may not invest more than 15% (10% to the extent required by certain state laws) of its total assets in repurchase agreements or purchase and sale contracts maturing in more than seven days, together with all other illiquid investments. While the substance of purchase and sale contracts is similar to the substance of repurchase agreements, because of the different treatment with respect to accrued interest and additional collateral, management believes that purchase and sale contracts are not repurchase agreements as such term is understood in the banking and brokerage community.

     Lending of Portfolio Securities. Subject to the investment restrictions stated below, the Fund may lend securities from its portfolio to approved borrowers and receive therefor collateral in cash or securities issued or guaranteed by the U.S. Government which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The purpose of such loans is to permit the borrower to use such securities for delivery to purchasers when such borrower has sold short. If cash collateral is received by the Fund, it is invested in short-term money market securities, and a portion of the yield received in respect of such investment is retained by the Fund. Alternatively, if securities are delivered to the Fund as collateral, the Fund and the borrower negotiate a rate for the loan premium to be received by the Fund for lending its portfolio securities. In either event, the total yield on the Fund's portfolio is increased by loans of its portfolio securities. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Such loans are terminable at any time. The Fund may pay reasonable finder's, administrative and custodial fees in connection with such loans. With respect to the lending of portfolio securities, there is the risk of failure by the borrower to return the securities involved in such transactions.

INVESTMENT RESTRICTIONS

     The Fund has adopted a number of fundamental and non-fundamental restrictions and policies relating to the investment of its assets and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act of 1940, as amended (the "Investment Company Act"), means the lesser of (i) 67% of the Fund's shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (ii) more than 50% of the Fund's outstanding shares).

     Under the fundamental investment restrictions, the Fund may not:


          1. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry; except that, under normal circumstances, the Fund will invest more than 25% of its total assets in issuers in the banking industry. This restriction will not apply to securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, but will apply to obligations of a foreign government unless the Securities and Exchange Commission (the "Commission") permits their exclusion.


          2. Make investments for the purpose of exercising control or management.

          3. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

          4. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

          5. Issue senior securities to the extent such issuance would violate applicable law.

          6. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

          7. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in selling portfolio securities.

          8. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

          In addition, the Fund has adopted non-fundamental restrictions which may be changed by the Board of Directors. Under the non-fundamental investment restrictions, the Fund may not:

          a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law.

          b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box".


          c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Notwithstanding the 15% limitation herein, to the extent the laws of any state in which the Fund's shares are registered or qualified for sale require a lower limitation, the Fund will observe such limitation. As of the date hereof, therefore, the Fund will not invest more than 10% of its total assets in securities which are subject to this investment restriction
     (c). Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid by the Fund's Board of Directors are not subject to the limitations set forth in this investment restriction (c).


          d. Invest in warrants if, at the time of acquisition, its investments in warrants, valued at the lower of cost or market value, would exceed 5% of the Fund's net assets; included within such limitation, but not to exceed 2% of the Fund's net assets, are warrants which are not listed on the New York Stock Exchange or American Stock Exchange or a major foreign exchange. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

          e. Invest in securities of companies having a record, together with predecessors, of less than three years of continuous operation, if more than 5% of the Fund's total assets would be invested in such securities. This restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          f. Purchase or retain the securities of any issuer, if those individual officers and directors of the Fund, the officers and general partner of the Investment Adviser, the directors of such general partner or the officers and directors of any subsidiary thereof each owning beneficially more than one-half of one percent of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.

          g. Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.

          h. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.


          i. Notwithstanding fundamental investment restriction (6) above, borrow amounts in excess of 10% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions. Usually only "leveraged" investment companies may borrow in excess of 5% of their assets; however, the Fund will not borrow to increase income but only to meet redemption requests or to settle securities transactions which might otherwise require untimely disposition of portfolio securities. The Fund will not purchase securities while borrowings exceed 5% of total assets except to honor prior commitments. (For the purpose of this restriction, collateral arrangements with respect to the writing of options, and, if applicable, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.)


     The Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. To comply with tax requirements for qualification as a "regulated investment company", however, the Fund's investments will be limited in a manner such that, at the close of each quarter of each fiscal year, (a) no more than 25% of the Fund's total assets are invested in the securities of a single issuer, and (b) with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the securities of a single issuer. For purposes of this restriction, the Fund will regard each country and each political subdivision, agency or instrumentality of such country and each multi-national agency of which such country is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity, then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. In addition, the Fund will regard the issuer of participations in, or bonds and notes backed by, pools of mortgage, credit card, automobile or other types of receivables as being the limited purpose corporation or trust issuing the participation certificates, bonds or notes as well as any other entity that is or may be responsible for providing full payment on the underlying obligations in the pool. These tax-related limitations may be changed by the Board of Directors of the Fund to the extent necessary to comply with changes to the Federal tax requirements. A fund which elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the issuers.


     The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceeds 15% (10% to the extent required by certain state laws) of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money". This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.



     Portfolio securities of the Fund generally may not be purchased from, sold or loaned to the Investment Adviser or its affiliates or any of their directors, general partners, officers, or employees, acting as principal, unless pursuant to a rule or exemptive order under the Investment Company Act. Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with the Fund, the Fund is prohibited from engaging in certain transactions involving such firm or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. See "Portfolio Transactions and Brokerage". Without such an exemptive order, the Fund would be prohibited from engaging in portfolio transactions with Merrill Lynch or its affiliates acting as principal and from purchasing securities in public offerings which are not registered under the Securities Act, in which such firm or any of its affiliates participates as an underwriter or dealer.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

     The Directors and executive officers of the Fund, their ages and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each Director and executive officer is P.O. Box 9011, Princeton, New Jersey 08543-9011.


     ARTHUR ZEIKEL (63) -- President and Director(1)(2) -- President of the Investment Adviser (which term as used herein includes its corporate predecessors) since 1977; President of Fund Asset Management, L.P. ("FAM") (which term as used herein includes its corporate predecessors) since 1977; President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990; Director of Merrill Lynch Funds Distributor, Inc. (the "Distributor").



     DONALD CECIL (69) -- Director(2) -- 1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Partners (an investment partnership) since 1982; Member of Institute of Chartered Financial Analysts; Member and Chairman of Westchester County (N.Y.) Board of Transportation.



     EDWARD H. MEYER (69) -- Director(2) -- 777 Third Avenue, New York, New York 10017. President of Grey Advertising Inc. since 1968, Chief Executive Officer since 1970 and Chairman of the Board of Directors since 1972; Director of The May Department Stores Company, Bowne & Co., Inc. (financial printers), Ethan Allen Interiors Inc. and Harman International Industries, Inc.



     CHARLES C. REILLY (64) -- Director(2) -- 9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; former Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business, 1990; Adjunct Professor, Wharton School, University of Pennsylvania, 1990; Partner, Small Cities Cablevision, Inc.



     RICHARD R. WEST (58) -- Director(2) -- Box 604, Genoa, Nevada 89411. Professor of Finance since 1984, and Dean from 1984 to 1993, New York University Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado, Inc. (real estate holding company), Smith-Corona Corporation (manufacturer of typewriters and word processors) and Alexander's Inc. (real estate company).



     EDWARD D. ZINBARG (61) -- Director(2) -- 5 Hardwell Road, Short Hills, New Jersey 07078-2117. Former Executive Vice President of The Prudential Insurance Company of America from 1988 to 1994; former Director of Prudential Reinsurance Company and former Trustee of the Prudential Foundation.



     TERRY K. GLENN (55) -- Executive Vice President(1)(2) -- Executive Vice President of the Investment Adviser and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President and Director of the Distributor since 1986.



     JOSEPH T. MONAGLE, JR. (47) -- Senior Vice President(1)(2) -- Senior Vice President and Department Head of the Global Short-Term Fixed Income Division of the Investment Adviser and associated therewith since 1977; Senior Vice President of Princeton Services since 1993.

     ALEX V. BOUZAKIS (38) -- Vice President(1)(2) -- Vice President and Senior Portfolio Manager of the Investment Adviser and associated therewith since 1982.



     DAVID B. WALTER (50) -- Vice President(1)(2) -- Vice President and Portfolio Manager of the Investment Adviser since 1984.



     STEPHEN YARDLEY (38) -- Vice President(1)(2) -- Vice President and Portfolio Manager of Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") and associated therewith since 1992; Portfolio Manager at Julius Baer Investment Management, Inc. and Bankers Trust Company prior thereto.



     DONALD C. BURKE (35) -- Vice President(1)(2) -- Vice President and Director of Taxation of the Investment Adviser since 1990; employee of Deloitte & Touche LLP from 1982 to 1990.



     EDWARD F. GOBORA (29) -- Vice President(1) -- Vice President and Portfolio Manager of the Investment Adviser since 1993, and associated therewith since 1988.



     GERALD M. RICHARD (46) -- Treasurer(1)(2) -- Senior Vice President and Treasurer of the Investment Adviser and FAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Vice President of the Distributor since 1981 and Treasurer since 1984.



     MARK B. GOLDFUS (49) -- Secretary(1)(2) -- Vice President of the Investment Adviser and FAM since 1985.

---------------
(1) Interested person, as defined in the Investment Company Act, of the Fund.


(2) Such Director or officer is a director, trustee or officer of certain other investment companies for which the Investment Adviser or its affiliate, FAM, acts as investment adviser or manager.



     At January 31, 1996, the Directors and officers of the Fund as a group (15 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, Mr. Zeikel, a Director and officer of the Fund, and the other officers of the Fund owned less than 1% of the outstanding shares of common stock of ML & Co.


COMPENSATION OF DIRECTORS


     The Fund pays each Director not affiliated with the Investment Adviser a fee of $3,500 per year plus $500 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also compensates members of its Audit and Nominating Committee, which consists of all the non-affiliated Directors at a rate of $500 per meeting attended. The Chairman of the Audit and Nominating Committee receives an additional fee of $250 per meeting attended. For the fiscal year ended October 31, 1995, fees and expenses paid to such non-affiliated Directors aggregated $38,959. For the fiscal period November 1, 1995 to December 31, 1995, fees and expenses paid to such non-affiliated Directors aggregated $19,900.

     The following table sets forth for the fiscal year ended October 31, 1995, compensation paid by the Fund to the non-affiliated Directors and for the calendar year ended December 31, 1995, the aggregate compensation paid by all registered investment companies advised by the Investment Adviser and its affiliate, FAM ("MLAM/FAM Advised Funds") to the non-affiliated Directors.



                                                                                    AGGREGATE COMPENSATION
                                                                  PENSION OR            FROM FUND AND
                                                              RETIREMENT BENEFITS      MLAM/FAM ADVISED
                                              COMPENSATION      ACCRUED AS PART         FUNDS PAID TO
              NAME OF DIRECTOR                FROM THE FUND    OF FUND EXPENSES          DIRECTORS(1)
--------------------------------------------  -------------   -------------------   ----------------------
Donald Cecil................................    $   8,500             None                 $271,850
Edward H. Meyer.............................    $   7,500             None                 $239,225
Charles C. Reilly...........................    $   7,500             None                 $269,600
Richard R. West.............................    $   7,500             None                 $294,600
Edward D. Zinbarg...........................    $   7,500             None                 $155,063


---------------


(1) In addition to the Fund, the Directors serve on the boards of other MLAM/FAM Advised Funds as follows: Mr. Cecil (35 funds and portfolios); Mr. Meyer (35 funds and portfolios); Mr. Reilly (54 funds and portfolios); Mr. West (54 funds and portfolios); and Mr. Zinbarg (17 funds and portfolios).


MANAGEMENT AND ADVISORY ARRANGEMENTS

     Reference is made to "Management of the Fund -- Management and Advisory Arrangements" in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.

     Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Investment Adviser or its affiliates. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If the Investment Adviser purchases or sells securities for the Fund or other funds for which it acts as investment adviser or for its other advisory clients, and such purchases or sales arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.


     Pursuant to an investment advisory agreement between the Fund and the Investment Adviser (the "Investment Advisory Agreement"), the Investment Adviser receives for its services to the Fund monthly compensation at the annual rate of 0.55% of the average daily net assets of the Fund not exceeding $2 billion, 0.525% of the average daily net assets of the Fund in excess of $2 billion but not exceeding $4 billion, 0.50% of the average daily net assets of the Fund in excess of $4 billion but not exceeding $6 billion, 0.475% of the average daily net assets of the Fund in excess of $6 billion but not exceeding $10 billion, 0.45% of the average daily net assets of the Fund in excess of $10 billion but not exceeding $15 billion, and 0.425% of the average daily net assets of the Fund in excess of $15 billion. For the fiscal years ended October 31, 1993, 1994 and 1995, the total investment advisory fees paid by the Fund to the Investment Adviser aggregated $12,966,035, $6,995,186 and $3,146,062, respectively. For the fiscal period November 1, 1995 to December 31, 1995, the total investment advisory fees paid by the Fund to the Investment Adviser aggregated $384,228.

     The Investment Adviser has also entered into a sub-advisory agreement with MLAM U.K., a wholly-owned, indirect subsidiary of ML & Co., and an affiliate of the Investment Adviser, pursuant to which the Investment Adviser pays MLAM U.K. a fee in an amount to be determined from time to time by the Investment Adviser and MLAM U.K. but in no event in excess of the amount that the Investment Adviser actually receives for providing services to the Fund pursuant to the Investment Advisory Agreement. For the fiscal years ended October 31, 1993, 1994 and 1995, the Investment Adviser paid MLAM U.K. fees of $712,838, $633,170 and $264,717, respectively, pursuant to the sub-advisory agreement. For the fiscal period November 1, 1995 to December 31, 1995, the Investment Adviser paid MLAM U.K. fees of $31,481.


     California imposes limitations on the expenses of the Fund. These annual expense limitations require that the Investment Adviser reimburse the Fund in an amount necessary to prevent the aggregate ordinary operating expenses (excluding interest, taxes, brokerage fees and commissions, distribution fees and extraordinary charges such as litigation costs) from exceeding in any fiscal year 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets and 1.5% of the remaining average daily net assets. To date such reimbursement has not been required. The Investment Adviser's obligation to reimburse the Fund is limited to the amount of the investment advisory fee. No fee payment will be made to the Investment Adviser during any fiscal year which will cause such expenses to exceed expense limitations at the time of such payment.


     The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of ML&Co. or any of its subsidiaries. The Fund pays all other expenses incurred in its operation including, among other things, redemption expenses; expenses of portfolio transactions; expenses of registering the shares under Federal and state securities laws; pricing costs (including the daily calculation of net asset value); expenses of printing shareholder reports, prospectuses and statements of additional information (except to the extent paid by the Distributor as described below); fees for legal and auditing services, Commission fees, interest, certain taxes, fees and expenses of unaffiliated Directors; costs of printing proxies and other expenses related to shareholder meetings; and other expenses properly payable by the Fund. The organizational expenses of the Fund were paid by the Fund. Accounting services are provided to the Fund by the Investment Adviser and the Fund reimburses the Investment Adviser for its costs in connection with such services. For the fiscal years ended October 31, 1993, 1994 and 1995, the amount of such reimbursement for accounting services was $230,453, $65,501 and $176,648, respectively. For the fiscal period November 1, 1995 to December 31, 1995, the Fund reimbursed the Investment Adviser $7,967 for accounting services. As required by the Fund's distribution agreements, the Distributor will pay certain promotional expenses of the Fund incurred in connection with the offering of its shares. Certain expenses in connection with the account maintenance and/or distribution of shares will be financed by the Fund pursuant to separate distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See "Purchase of Shares -- Distribution Plans".



     The Investment Adviser is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Investment Adviser as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

     Duration and Termination. Unless earlier terminated as described herein, the Investment Advisory Agreement and the sub-advisory agreement will remain in effect from year to year if approved annually (a) by the Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contracts or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by vote of the shareholders of the Fund.

                               PURCHASE OF SHARES

     Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Fund shares. The Fund issues four classes of shares under the Merrill Lynch Select PricingSM System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share of the Fund represents identical interests in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid. Each class has different exchange privileges. See "Shareholder
Service -- Exchange Privilege".


     The Merrill Lynch Select PricingSM System is used by more than 50 mutual funds advised by the Investment Adviser or its affiliate, FAM. Funds advised by the Investment Adviser or FAM which utilize the Merrill Lynch Select PricingSM System are referred to herein as "MLAM-advised mutual funds".


     The Fund has entered into separate distribution agreements with the Distributor in connection with the continuous offerings of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement and sub-advisory agreement described above.

INITIAL SALES CHARGE ALTERNATIVES -- CLASS A AND CLASS D SHARES


     As a result of the implementation of the Merrill Lynch Select PricingSM System, Class A shares of the Fund outstanding prior to October 21, 1994, were redesignated Class D shares. The Class A shares currently being offered differ from the Class A shares offered prior to October 21, 1994, in many respects, including sales charges, exchange privilege and the classes of persons to whom such shares are offered. The gross sales charges for the sale of its former Class A shares for the fiscal year ended October 31, 1993, were $83,097, of which the Distributor received $10,009 and Merrill Lynch received $73,088. The Distributor and Merrill Lynch received no sales charges for the sale of its new Class A shares for the fiscal period October 21, 1994 (commencement of operations) to October 31, 1994 and for the fiscal year ended October 31, 1995. The gross sales charges for the sale of its Class D shares (including redesignated Class A shares) for the fiscal year ended October 31, 1994 were $11,788, of which the Distributor received $1,110 and Merrill Lynch received $10,678. The gross sales charges for the sale of its Class D shares for the fiscal year ended October 31, 1995 were $4,326, of which the Distributor received $330 and Merrill Lynch received $3,996. For the fiscal period November 1, 1995 to December 31, 1995, the Distributor and Merrill Lynch did not receive sales charges for the sale of such Class A shares or Class D shares. During such periods, the Distributor received no contingent deferred sales charges with respect to redemptions within one year after purchase of Class A or Class D shares purchased subject to front-end sales charge waivers. For information as to brokerage commissions received by Merrill Lynch, see "Portfolio Transactions and Brokerage".


     The term "purchase" as used in the Prospectus and this Statement of Additional Information refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 years purchasing shares for his or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code")) although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company", as that term is defined in the Investment Company Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. The term "purchase" also includes purchases by employee benefit plans not qualified under
Section 401 of the Code, including purchases by employees or by employers on behalf of employees, by means of a payroll deduction plan or otherwise, of shares of the Fund. Purchases by such a company or non-qualified employee benefit plan will qualify for the quantity discounts discussed above only if the Fund and the Distributor are able to realize economies of scale in sales effort and sales related expense by means of the company, employer or plan making the Fund's Prospectus available to individual investors or employees and forwarding investments by such persons to the Fund and by any such employer or plan bearing the expense of any payroll deduction plan.


     Closed-End Fund Investment Option. Class A shares of the Fund and other MLAM-advised mutual funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by MLAM or the Investment Adviser who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select PricingSM System commenced operations) and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A Shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994, and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other MLAM-advised mutual funds ("Eligible Class D Shares"), if the following conditions are met. First, the sale of the closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Class D Shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.

     Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.


REDUCED INITIAL SALES CHARGES

     Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of other MLAM-advised mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

     Letter of Intention. Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class A or Class D shares of the Fund or any other MLAM-advised mutual funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intention in the form provided in the Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at the Fund's transfer agent. The Letter of Intention is not available to employee benefit plans for which Merrill Lynch provides plan-participant record-keeping services. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other MLAM-advised mutual funds, presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares purchased does not equal the amount stated in the Letter of Intention (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to five percent of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the reduced percentage sales charge which would be applicable to a single purchase equal to the total dollar value of the Class A or Class D shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charges on any previous purchase.

     The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intention from the Fund.

     Merrill Lynch Blueprint(SM) Program. Class D shares of the Fund are offered to participants in the Merrill Lynch Blueprint(SM) Program ("Blueprint"). In addition, participants in Blueprint who own Class A shares of the Fund may purchase additional Class A shares of the Fund through Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as credit unions, trade associations and benefit plans. Investors placing orders to purchase Class A or Class D shares of the Fund through Blueprint will acquire the Class A or Class D shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $5,000 at 3.50% and $5,000.01 or more at the standard sales charge rates disclosed in the Prospectus). In addition, Class A or Class D shares of the Fund are being offered at net asset value plus a sales charge of 1/2 of 1% for corporate or group IRA programs placing orders to purchase their Class A or Class D shares through Blueprint. Services, including the exchange privilege, available to Class A and Class D investors through Blueprint, however, may differ from those available to other investors in Class A or Class D shares.


     Class A and Class D shares are offered at net asset value to Blueprint participants through the Merrill Lynch Directed IRA Rollover Program ("IRA Rollover Program") available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from employer sponsored retirement and savings plans whose trustee and/or plan sponsor has entered into a Merrill Lynch Directed IRA Rollover Program Service Agreement.


     Orders for purchases and redemptions of Class A or Class D shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint(SM) Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

     TMA(SM) Managed Trusts. Class A shares are offered to TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value.


     Employee Access Accounts.(SM) Class A or Class D shares are offered at net asset value to Employee Access Accounts available through employers that provide employer sponsored retirement or savings plans that are eligible to purchase such shares at net asset value. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.


     Purchase Privilege of Certain Persons. Directors of the Fund, members of the Boards of other MLAM-advised investment companies, ML & Co. and its subsidiaries (the term "subsidiaries", when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly-owned and controlled by ML & Co.) and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons may purchase Class A shares of the Fund at net asset value.



     Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a financial consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor if the following conditions are satisfied; first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of a mutual fund that was sponsored by the financial consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and second, the investor also must establish that such redemption had been made within 60 days prior to the investment in the Fund, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.



     Class D shares of the Fund are also offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch financial consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated, if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and second, such purchase of Class D shares must be made within 90 days after such notice of termination.



     Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch financial consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of such shares of other mutual funds and that such shares have been outstanding for a period of no less than six months; and second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.


     Acquisition of Certain Investment Companies. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a public or private investment company. The value of the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse tax consequences to the Fund which might result from an acquisition of assets having net unrealized appreciation which is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities which (i) meet the investment objectives and policies of the Fund; (ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and
(iii) are liquid
securities, the value of which is readily ascertainable, which are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

     Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.


EMPLOYER-SPONSORED RETIREMENT OR SAVINGS PLANS AND CERTAIN OTHER ARRANGEMENTS.



     Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Certain other plans may purchase Class B shares with a waiver of the CDSC upon redemption, based on similar criteria. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any MLAM-advised mutual fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.


DISTRIBUTION PLANS

     Reference is made to "Purchase of Shares -- Distribution Plans" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

     Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act (the "Independent Directors"), shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is a reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholder, and all material amendments are required to be approved by the vote of the Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

     The maximum sales charge rule in the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD") imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.


     The following table sets forth comparative information indicating with respect to Class B and Class C shares, the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to Class B shares, the Distributor's voluntary maximum for the periods indicated.



                                                               DATA CALCULATED AS OF DECEMBER 31, 1995
                                    ---------------------------------------------------------------------------------------------
                                                                           (IN THOUSANDS)
                                                                                                                       ANNUAL
                                                              ALLOWABLE                  AMOUNTS                    DISTRIBUTION
                                     ELIGIBLE    AGGREGATE   INTEREST ON   MAXIMUM      PREVIOUSLY     AGGREGATE   FEE AT CURRENT
                                      GROSS        SALES       UNPAID       AMOUNT       PAID TO        UNPAID       NET ASSET
                                     SALES(1)     CHARGES    BALANCE(2)    PAYABLE    DISTRIBUTOR(3)    BALANCE       LEVEL(4)
                                    ----------   ---------   -----------   --------   --------------   ---------   --------------
CLASS B SHARES, FOR THE PERIOD
 AUGUST 3, 1990 (COMMENCEMENT OF
 OPERATIONS) TO DECEMBER 31, 1995:
 Under NASD Rule as Adopted.......  $6,438,954   $ 402,435    $ 159,139    $561,574      $116,343      $ 445,231       $1,856
 Under Distributor's Voluntary
   Waiver.........................  $6,438,954   $ 402,435    $  32,194    $434,629      $116,343      $ 318,286       $1,856
CLASS C SHARES, FOR THE PERIOD
 OCTOBER 21, 1994 (COMMENCEMENT OF
 OPERATIONS) TO DECEMBER 31, 1995:
 Under NASD Rule as Adopted.......  $  524,663   $  32,791    $   2,378    $35,169       $  1,353      $  33,816       $  561


---------------

(1) Purchase price of all eligible Class B or Class C shares sold during periods indicated other than shares acquired through dividend reinvestment and the exchange privilege.


(2) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1%, as permitted under the NASD Rule.

(3) Consists of CDSC payments, distribution fee payments and accruals. Of the distribution fee payments made with respect to Class B shares prior to July 7, 1993, under the distribution plan in effect at that time, at the 0.75% rate, 0.50% of average daily net assets has been treated as a distribution fee and 0.25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule.

(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the NASD maximum or, with respect to Class B shares, the voluntary maximum.

                              REDEMPTION OF SHARES

     Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption and repurchase of Fund shares.

     The right to redeem shares or to receive payment with respect to any such redemption may be suspended only for any period during which trading on the New York Stock Exchange is restricted as determined by the Commission or such Exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

DEFERRED SALES CHARGES -- CLASS B AND CLASS C SHARES


     As discussed in the Prospectus under "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares", while Class B shares redeemed within four years of purchase are subject to a CDSC under most circumstances, the charge is waived on redemptions of Class B shares in connection with certain postretirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or on redemptions of Class B shares following the death or disability of a Class B shareholder. Redemptions for which the waiver applies are: (a) any partial or complete redemption in connection with a tax-free distribution following retirement under a tax-deferred retirement plan or attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for the life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA; or (b) any partial or complete redemption following the death or disability (as defined in the Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. For the fiscal years ended October 31, 1993, 1994 and 1995, the Distributor received CDSCs of $10,977,755, $2,449,809 and $469,456, respectively with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch. For the fiscal period November 1, 1995 to December 31, 1995, the Distributor received CDSCs of $22,991 with respect to redemptions of Class B shares, all of which was paid to Merrill Lynch. For the fiscal period October 21, 1994 (commencement of operations) to October 31, 1994, there were no redemptions of Class C shares resulting in payments of CDSCs. For the fiscal year ended October 31, 1995 and the fiscal period November 1, 1995 to December 31, 1995 the Distributor received CDSCs of $15 and $1,000, respectively, with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.


     Merrill Lynch Blueprint(SM) Program. Class B shares are offered to certain participants in Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as trade associations and credit unions. Class B shares of the Fund are offered through Blueprint only to members of certain affinity groups. The CDSC is waived in connection with purchase orders placed through Blueprint. Services, including the exchange privilege, available to Class B investors through Blueprint, however, may differ from those available to other investors in Class B shares. Orders for purchases and redemptions of Class B shares of the Fund will be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There is no minimum initial or subsequent purchase requirement for investors who are part of the Blueprint automatic investment plan. Additional information concerning these Blueprint programs, including any annual fees or transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint(SM) Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.


     Employee Access Accounts(SM) The CDSC is also waived for any Class B shares that were acquired and held at the time of redemption by Employee Access Accounts available through employers that provide eligible 401(k) plans. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.



                      PORTFOLIO TRANSACTIONS AND BROKERAGE


     Reference is made to "Investment Objective and Policies -- Other Investment Policies and Practices -- Portfolio Transactions" in the Prospectus.

     Subject to policies established by the Directors of the Fund, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions. In executing such transactions, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. Subject to obtaining the best price and execution, brokers who provide supplemental investment research to the Investment Adviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement, and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Consistent with the Rules of Fair Practice of the NASD, the Investment Adviser may consider sales of shares of the fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund. It is possible that certain of the supplementary investment research so received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other accounts or investment companies.

     The Directors have considered the possibilities of seeking to recapture for the benefit of the Fund brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the investment advisory fee paid by the Fund. After considering all factors deemed relevant, the Directors made a determination not to seek such recapture. The Directors will reconsider this matter from time to time.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of the Fund is determined once daily, Monday through Friday, as of 15 minutes after the close of business on the New York Stock Exchange (generally, 4:00 p.m., New York time), on each day during which the New York Stock Exchange is open for trading. The New York Stock Exchange is not open on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the investment advisory fees and any account maintenance and/or distribution fees, are accrued daily. The per share net asset value of the Class B, Class C and Class D shares generally will be lower than the per share net asset value of the Class A shares reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares; moreover the per share net asset value of Class B and Class C shares generally will be lower than the per share net asset value of Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differentials between the classes.

     Securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. When the Fund writes a call option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Portfolio securities which are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Other investments, including futures contracts and related options, are stated at market value or otherwise at the fair value at which it is expected they may be resold, as determined in good faith by or under the direction of the Board of Directors. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation.

     Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Directors of the Fund. Such valuations and procedures will be reviewed periodically by the Directors.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services described below which are designed to facilitate investment in shares of the Fund. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Fund, the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.

INVESTMENT ACCOUNT

     Each shareholder whose account is maintained at the transfer agent has an Investment Account and will receive statements, at least quarterly, from the transfer agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. A shareholder may make additions to his Investment Account at any time by mailing a check directly to the transfer agent.

     Share certificates are issued only for full shares and only upon the specific request of a shareholder who has an Investment Account. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the transfer agent.

     Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the transfer agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the transfer agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the transfer agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he be issued certificates for his shares and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence.

AUTOMATIC INVESTMENT PLANS

     A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if (s)he is an eligible Class A investor as described in the Prospectus) or Class B, Class C or Class D shares at the applicable public offering price either through the shareholder's securities dealer or by mail directly to the Fund's transfer agent, acting as agent for such securities dealers. Voluntary accumulation also can be made through a service known as the Fund's Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. An investor whose shares of the Fund are held within a CMA(R) or CBA(R) account may arrange to have periodic investments made in the Fund in amounts of $100 or more ($1 for retirement accounts) through the CMA(R)/CBA(R) Automated Investment Program.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     Unless specific instructions to the contrary are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be reinvested automatically in additional shares of the Fund. Such reinvestment will be at the net asset value of the shares of the Fund as of the close of business on the monthly payment date for such dividends and distributions. Shareholders may elect in writing to receive either their dividends or capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date.

     Shareholders may, at any time, notify the transfer agent in writing or by telephone (1-800-MER-FUND) that they no longer wish to have their dividends and/or distributions reinvested in shares of the Fund or vice versa, and commencing ten days after receipt by the transfer agent of such notice, those instructions will be effected.

SYSTEMATIC WITHDRAWAL PLANS -- CLASS A AND CLASS D SHARES

     A Class A or Class D shareholder may elect to make withdrawals from an Investment Account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired Class A or Class D shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with Class A or Class D shares with such a value of $10,000 or more.


     At the time of each withdrawal payment, sufficient Class A or Class D shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify either a dollar amount or a percentage of the value of his Class A or Class D shares. Redemptions will be made at net asset value as determined as of 15 minutes after the close of business of the New York Stock Exchange (generally, 4:00 p.m. New York time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the exchange is not open for business on such date, the Class A or Class D shares will be redeemed at the net asset value next determined after the close of business on the New York Stock Exchange on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit of the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all Class A or Class D shares in the Investment Account are reinvested automatically in Class A or Class D shares of the Fund, respectively. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Fund's transfer agent or the Distributor.



     Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment may be reduced correspondingly. Purchases of additional Class A or Class D shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for Class A or Class D shares of the Fund from investors who maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.



     Alternatively, a Class A or Class D shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R)/CBA(R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $25. The proceeds of systematic redemptions will be posted to the shareholder's account five business days after the date the shares are redeemed. Monthly systematic redemptions will be made at net asset value on the first Monday of each month, bimonthly systematic redemptions will be made at net asset value on the first Monday of every other month, and quarterly, semiannual or annual redemptions are made at net asset value on the first Monday of months selected at the shareholder's option. If the first Monday of the month is a holiday, the redemption will be processed at net asset value on the next business day. The Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA(R)/CBA(R) Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Consultant.

EXCHANGE PRIVILEGE

     Shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds listed below. Under the Merrill Lynch Select Pricing(SM) System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, but does not hold Class A shares of the second fund in his account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase
Class A shares of the second fund. Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period of the newly acquired shares of the other fund as more fully described below. Class A, Class B, Class C and Class D shares are also exchangeable for shares of certain MLAM-advised money market funds specifically designated below as available for exchange by holders of Class A, Class B, Class C or Class D shares. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

     Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of another MLAM-advised mutual fund ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charge paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A and Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares of the Fund generally may be exchanged into the Class A or Class D shares of the other funds or into shares of the Class A and Class D money market funds with a reduced or without a sales charge.

     In addition, each of the funds with Class B and Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively, of another MLAM-advised mutual fund ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales charge that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of Fund Class B shares to the three year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the new Class B shares for more than five years.


     The exchange privilege is modified with respect to certain retirement plans which participate in the MFA program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same fund on the basis of relative net asset values in connection with the commencement of participation in the MFA program, i.e., no CDSC will apply. The one year holding period does not apply to shares acquired through reinvestment of dividends. Upon termination of participation in the MFA program, Class A shares will be reexchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, the holding period for the Class A shares will be "tacked" to the holding period for the Class B or Class C shares originally held.


     Shareholders also may exchange shares of the Fund into shares of a money market fund advised by the Investment Adviser or its affiliates, but the period of time that Class B or Class C shares are held in a money market fund will not count towards satisfaction of the holding period requirement for purposes of reducing the CDSC or, with respect to Class B shares, towards satisfaction of the conversion period. However, shares of a money market fund which were acquired as a result of an exchange for Class B or Class C shares of the Fund may, in turn, be exchanged back into Class B or Class C shares, respectively, of any fund offering such shares, in which event the holding period for Class B or Class C shares of the Fund will be aggregated with previous holding periods for purposes of reducing the CDSC. Thus, for example, an investor may exchange Class B shares of the Fund for shares of Merrill Lynch Institutional Fund ("Institutional Fund") after having held the Fund Class B shares for two and a half years and three years later decide to redeem the shares of Institutional Fund for cash. At the time of this redemption, the 2% CDSC that would have been due had the Class B shares of the Fund been redeemed for cash rather than exchanged for shares of Institutional Fund will be payable. If, instead of such redemption, the shareholder exchanged such shares for Class B shares of a fund which the shareholder continued to hold for an additional two and a half years, any subsequent redemption will not incur a CDSC.

     Set forth below is a description of the investment objectives of the other funds into which exchanges can be made:

Funds Issuing Class A, Class B, Class C and Class D Shares:

MERRILL LYNCH ADJUSTABLE RATE
  SECURITIES FUND, INC........   High current income consistent with a policy of
                                 limiting the degree of fluctuation in net asset value by investing primarily in a portfolio of adjustable rate securities, consisting principally of mortgage-backed and asset-backed securities.

MERRILL LYNCH AMERICAS
  INCOME FUND, INC............   A high level of current income, consistent with
                                 prudent investment risk, by investing primarily in debt securities denominated in a currency of a country located in the Western Hemisphere
                                 (i.e., North and South America and the
                                 surrounding waters).

MERRILL LYNCH ARIZONA LIMITED
  MATURITY MUNICIPAL
  BOND FUND...................   A portfolio of Merrill Lynch Multi-State
                                 Limited Maturity Municipal Series Trust, a series fund whose objective is to provide as high a level of income exempt from Federal and Arizona income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate-term investment grade Arizona
                                 Municipal Bonds.

MERRILL LYNCH ARIZONA
  MUNICIPAL BOND FUND.........   A portfolio of Merrill Lynch Multi-State
                                 Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Arizona income taxes as is consistent with prudent investment management.

MERRILL LYNCH ARKANSAS
  MUNICIPAL BOND FUND.........   A portfolio of Merrill Lynch Multi-State
                                 Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Arkansas income taxes as is consistent with prudent investment management.

MERRILL LYNCH ASSET GROWTH
  FUND, INC...................   High total investment return, consistent with
                                 prudent risk, from investment in United States and foreign equity, debt and money market securities the combination of which will be varied both with respect to types of securities and markets in response to changing market and economic trends.

MERRILL LYNCH ASSET INCOME
  FUND, INC...................   A high level of current income through
                                 investment primarily in United States fixed income securities.

MERRILL LYNCH BASIC VALUE
  FUND, INC...................   Capital appreciation and, secondarily, income
                                 through investment in securities, primarily equities, that are undervalued and therefore represent basic investment value.


MERRILL LYNCH CALIFORNIA
  INSURED MUNICIPAL
  BOND FUND...................   A portfolio of Merrill Lynch California
                                 Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and California income taxes as is consistent with prudent investment management through investment in a portfolio consisting primarily of insured
                                 California Municipal Bonds.

MERRILL LYNCH CALIFORNIA
  MUNICIPAL BOND FUND.........   A portfolio of Merrill Lynch California
                                 Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and California income taxes as is consistent with prudent investment management.

MERRILL LYNCH CALIFORNIA
  LIMITED MATURITY MUNICIPAL
  BOND FUND...................   A portfolio of Merrill Lynch Multi-State
                                 Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and California income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate-term investment grade
                                 California Municipal Bonds.

MERRILL LYNCH CAPITAL
  FUND, INC...................   The highest total investment return consistent
                                 with prudent risk through a fully managed investment policy utilizing equity, debt and convertible securities.

MERRILL LYNCH COLORADO
  MUNICIPAL BOND FUND.........   A portfolio of Merrill Lynch Multi-State
                                 Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Colorado income taxes as is consistent with prudent investment management.

MERRILL LYNCH CONNECTICUT
  MUNICIPAL BOND FUND.........   A portfolio of Merrill Lynch Multi-State
                                 Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Connecticut income taxes as is consistent with prudent investment management.

MERRILL LYNCH CORPORATE
  BOND FUND, INC..............   Current income from three separate diversified
                                 portfolios of fixed income securities.

MERRILL LYNCH DEVELOPING
  CAPITAL MARKETS FUND,
  INC.........................   Long-term capital appreciation through
                                 investment in securities, principally equities, of issuers in countries having smaller capital markets.

MERRILL LYNCH DRAGON
  FUND, INC...................   Capital appreciation primarily through
                                 investment in equity and debt securities of issuers domiciled in developing countries located in Asia and the Pacific Basin, other than Japan, Australia and New Zealand.

MERRILL LYNCH EUROFUND........   Capital appreciation primarily through
                                 investment in equity securities of corporations domiciled in Europe.

MERRILL LYNCH FEDERAL
  SECURITIES TRUST............   High current return through investments in U.S.
                                 Government and Government agency securities, including GNMA mortgage-backed certificates and other mortgage-backed Government securities.

MERRILL LYNCH FLORIDA LIMITED
  MATURITY MUNICIPAL
  BOND FUND...................   A portfolio of Merrill Lynch Multi-State
                                 Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal income taxes as is consistent with prudent investment management while serving to offer shareholders the opportunity to own securities exempt from Florida intangible personal property taxes through investment in a portfolio primarily of intermediate-term investment grade Florida Municipal Bonds.

MERRILL LYNCH FLORIDA
  MUNICIPAL BOND FUND.........   A portfolio of Merrill Lynch Multi-State
                                 Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal income taxes as is consistent with prudent investment management while seeking to offer shareholders the opportunity to own securities exempt from Florida intangible personal property taxes.

MERRILL LYNCH FUND
  FOR TOMORROW, INC...........   Long-term growth through investment in a
                                 portfolio of good quality securities, primarily common stock, potentially positioned to benefit from demographic and cultural changes as they affect consumer markets.

MERRILL LYNCH FUNDAMENTAL
  GROWTH FUND, INC............   Long-term growth of capital through investment
                                 in a diversified portfolio of equity securities placing particular emphasis on companies that have exhibited an above-average growth rate in earnings.

MERRILL LYNCH FUNDAMENTAL
  VALUE PORTFOLIO
  (available only for
  exchanges by certain
  individual retirement
  accounts for which Merrill
  Lynch acts as custodian and
  by certain CBA(R) Accounts
  and CMA(R) Sub-Accounts.....   A portfolio of Merrill Lynch Asset Builder
                                 Program, Inc., a series fund, whose objective is to provide capital appreciation and income by investing in securities, with at least 65% of the portfolio's assets being invested in equities.


MERRILL LYNCH GLOBAL
  ALLOCATION FUND, INC........   High total return consistent with prudent risk,
                                 through a fully managed investment policy utilizing United States and foreign equity, debt and money market securities, the combination of which will be varied from time to time both with respect to the types of securities and markets in response to changing market and economic trends.

MERRILL LYNCH GLOBAL BOND
  FUND FOR INVESTMENT
  AND RETIREMENT..............   High total investment return from investment in
                                 a global portfolio of debt instruments
                                 denominated in various currencies and multi-national currency units.

MERRILL LYNCH GLOBAL
  CONVERTIBLE FUND, INC.......   High total return from investment primarily in
                                 an internationally diversified portfolio of convertible debt securities, convertible preferred stock and "synthetic" convertible securities consisting of a combination of debt securities or preferred stock and warrants or options.

MERRILL LYNCH GLOBAL
  HOLDINGS, INC.
  (residents of Arizona must
  meet investor suitability
  standards)..................   The highest total investment return consistent
                                 with prudent risk through worldwide investment in an internationally diversified portfolio of securities.

MERRILL LYNCH GLOBAL
  OPPORTUNITY PORTFOLIO
  (available only for
  exchanges by certain
  individual retirement
  accounts for which Merrill
  Lynch acts as custodian and
  by certain CBA(R) Accounts
  and CMA(R) Sub-Accounts.....   A portfolio of Merrill Lynch Asset Builder
                                 Program, Inc., a series fund, whose objective is to provide a high total investment return through an investment policy utilizing United
                                 States and foreign equity, debt and money market securities, the combination of which will vary depending upon changing market and economic trends.


MERRILL LYNCH GLOBAL
  RESOURCES TRUST.............   Long-term growth and protection of capital from
                                 investment in securities of domestic and foreign companies that possess substantial natural resource assets.

MERRILL LYNCH GLOBAL
  SMALLCAP FUND, INC..........   Long-term growth of capital by investing
                                 primarily in equity securities of companies with relatively small market capitalizations located in various foreign countries and in the United States.

MERRILL LYNCH GLOBAL
  UTILITY FUND, INC...........   Capital appreciation and current income through
                                 investment of at least 65% of its total assets in equity and debt securities issued by domestic and foreign companies primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.

MERRILL LYNCH GROWTH FUND
  FOR INVESTMENT AND
  RETIREMENT..................   Growth of capital and, secondarily, income from
                                 investment in a diversified portfolio of equity securities placing principal emphasis on those securities which management of the fund believes to be undervalued.


MERRILL LYNCH GROWTH
  OPPORTUNITY PORTFOLIO
  (available only for
  exchanges by certain
  individual retirement
  accounts for which Merrill
  Lynch acts as custodian and
  by certain CBA(R) Accounts
  and CMA(R) Sub-Accounts.....   A portfolio of Merrill Lynch Asset Builder
                                 Program, Inc., a series fund, whose objective is to seek long-term growth of capital by investing in a portfolio of equity securities placing particular emphasis on companies that have exhibited above-average growth rates in earnings.


MERRILL LYNCH HEALTHCARE FUND,
  INC.
  (residents of Wisconsin must
  meet investor suitability
  standards)..................   Capital appreciation through worldwide
                                 investment in equity securities of companies that derive or are expected to derive a substantial portion of their sales from products and services in healthcare.

MERRILL LYNCH INTERNATIONAL
  EQUITY FUND.................   Capital appreciation and, secondarily, income
                                 by investing in a diversified portfolio of equity securities of issuers located in countries other than the United States.

MERRILL LYNCH LATIN AMERICA
  FUND, INC...................   Capital appreciation by investing primarily in
                                 Latin American equity and debt securities.

MERRILL LYNCH MARYLAND
  MUNICIPAL BOND FUND.........   A portfolio of Merrill Lynch Multi-State
                                 Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Maryland income taxes as is consistent with prudent investment management.

MERRILL LYNCH MASSACHUSETTS
  LIMITED MATURITY MUNICIPAL
  BOND FUND...................   A portfolio of Merrill Lynch Multi-State
                                 Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Massachusetts income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate-term investment grade
                                 Massachusetts Municipal Bonds.

MERRILL LYNCH MASSACHUSETTS
  MUNICIPAL BOND FUND.........   A portfolio of Merrill Lynch Multi-State
                                 Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Massachusetts income taxes as is consistent with prudent investment management.

MERRILL LYNCH MICHIGAN
  LIMITED MATURITY MUNICIPAL
  BOND FUND...................   A portfolio of Merrill Lynch Multi-State
                                 Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Michigan income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate-term grade Michigan Municipal
                                 Bonds.

MERRILL LYNCH MICHIGAN
  MUNICIPAL BOND FUND.........   A portfolio of Merrill Lynch Multi-State
                                 Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Michigan income taxes as is consistent with prudent investment management.

MERRILL LYNCH MINNESOTA
  MUNICIPAL BOND FUND.........   A portfolio of Merrill Lynch Multi-State
                                 Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Minnesota income taxes as is consistent with prudent investment management.

MERRILL LYNCH MUNICIPAL
  BOND FUND, INC..............   Tax-exempt income from three separate
                                 diversified portfolios of municipal bonds.

MERRILL LYNCH MUNICIPAL
  INTERMEDIATE TERM FUND......   Currently the only portfolio of Merrill Lynch
                                 Municipal Series Trust, a series fund, whose objective is to provide as high a level as possible of income exempt from Federal income taxes by investing in investment grade obligations with a dollar weighted average maturity of five to twelve years.

MERRILL LYNCH NEW JERSEY
  LIMITED MATURITY MUNICIPAL
  BOND FUND...................   A portfolio of Merrill Lynch Multi-State
                                 Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and New Jersey income taxes as is consistent with prudent investment management through a portfolio primarily of intermediate-term investment grade New Jersey Municipal Bonds.

MERRILL LYNCH NEW JERSEY
  MUNICIPAL BOND FUND.........   A portfolio of Merrill Lynch Multi-State
                                 Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and New Jersey income taxes as is consistent with prudent investment management.

MERRILL LYNCH NEW MEXICO
  MUNICIPAL BOND FUND.........   A portfolio of Merrill Lynch Multi-State
                                 Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and New Mexico income taxes as is consistent with prudent investment management.

MERRILL LYNCH NEW YORK
  LIMITED MATURITY MUNICIPAL
  BOND FUND...................   A portfolio of Merrill Lynch Multi-State
                                 Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal, New
                                 York State and New York City income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate-term investment grade New York
                                 Municipal Bonds.

MERRILL LYNCH NEW YORK
  MUNICIPAL BOND FUND.........   A portfolio of Merrill Lynch Multi-State
                                 Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal, New York State and New York City income taxes as is consistent with prudent investment management.

MERRILL LYNCH NORTH CAROLINA
  MUNICIPAL BOND FUND.........   A portfolio of Merrill Lynch Multi-State
                                 Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and North Carolina income taxes as is consistent with prudent investment management.

MERRILL LYNCH OHIO
  MUNICIPAL BOND FUND.........   A portfolio of Merrill Lynch Multi-State
                                 Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Ohio income taxes as is consistent with prudent investment management.

MERRILL LYNCH OREGON
  MUNICIPAL BOND FUND.........   A portfolio of Merrill Lynch Multi-State
                                 Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Oregon income taxes as is consistent with prudent investment management.

MERRILL LYNCH PACIFIC
  FUND, INC. .................   Capital appreciation by investing in equity
                                 securities of corporations domiciled in Far
                                 Eastern and Western Pacific countries,
                                 including Japan, Australia, Hong Kong and
                                 Singapore.

MERRILL LYNCH PENNSYLVANIA
  LIMITED MATURITY MUNICIPAL
  BOND FUND...................   A portfolio of Merrill Lynch Multi-State
                                 Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Pennsylvania income taxes as is consistent with prudent investment management through investment in a portfolio of intermediate-term investment grade Pennsylvania Municipal Bonds.

MERRILL LYNCH PENNSYLVANIA
  MUNICIPAL BOND FUND.........   A portfolio of Merrill Lynch Multi-State
                                 Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Pennsylvania income taxes as is consistent with prudent investment management.

MERRILL LYNCH PHOENIX
  FUND, INC. .................   Long-term growth of capital by investing in
                                 equity and fixed income securities, including tax-exempt securities, of issuers in weak financial condition or experiencing poor operating results believed to be undervalued relative to the current or prospective condition of such issuer.


MERRILL LYNCH QUALITY
  BOND PORTFOLIO
  (available only for
  exchanges by certain
  individual retirement
  accounts for which Merrill
  Lynch acts as custodian and
  by certain CBA(R) Accounts
  and CMA(R) Sub-Accounts)....   A portfolio of Merrill Lynch Asset Builder
                                 Program, Inc., a series fund, whose objective is to provide a high level of current income through investment in a diversified portfolio of debt obligations, such as corporate bonds and notes, convertible securities, preferred stocks and governmental obligations.


MERRILL LYNCH SPECIAL VALUE
  FUND, INC. .................   Long-term growth of capital from investments in
                                 securities, primarily common stocks, of
                                 relatively small companies believed to have special investment value and emerging growth companies regardless of size.

MERRILL LYNCH STRATEGIC
  DIVIDEND FUND...............   Long-term total return from investment in
                                 dividend paying common stocks which yield more than Standard & Poor's 500 Composite Stock
                                 Price Index.

MERRILL LYNCH TECHNOLOGY FUND,
  INC.........................   Capital appreciation through worldwide
                                 investment in equity securities of companies that derive or are expected to derive a substantial portion of their sales from products and services in technology.

MERRILL LYNCH TEXAS MUNICIPAL
  BOND FUND...................   A portfolio of Merrill Lynch Multi-State
                                 Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal income taxes as is consistent with prudent investment management by investing primarily in a portfolio of long-term, investment grade obligations issued by the State of Texas, its political subdivisions, agencies and instrumentalities.

MERRILL LYNCH UTILITY INCOME
  FUND, INC...................   High current income through investment in
                                 equity and debt securities issued by companies which are primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.


MERRILL LYNCH U.S. GOVERNMENT
  SECURITIES PORTFOLIO
  (available only for
  exchanges by certain
  individual retirement
  accounts for which Merrill
  Lynch acts as custodian and
  by certain CBA(R) Accounts
  and CMA(R) Sub-Accounts.....   A portfolio of Merrill Lynch Asset Builder
                                 Program, Inc., a series fund, whose objective is to provide a high current return through investments in U.S. Government and government agency securities, including GNMA mortgage-backed certificates and other mortgage-backed government securities.


MERRILL LYNCH WORLD INCOME
  FUND, INC...................   High current income by investing in a global
                                 portfolio of fixed income securities
                                 denominated in various currencies, including multinational currencies.

Class A Share Money Market Funds:

MERRILL LYNCH READY ASSETS
  TRUST.......................   Preservation of capital, liquidity and the
                                 highest possible current income consistent with the foregoing objectives from the short-term money market securities in which the Trust invests.

MERRILL LYNCH RETIREMENT
  RESERVES MONEY FUND
  (available only for
  exchange within certain
  retirement plans)...........   Currently the only portfolio of Merrill Lynch
                                 Retirement Series Trust, a series fund, whose objectives are current income, preservation of capital and liquidity available from investing in a diversified portfolio of short-term money market securities.

MERRILL LYNCH U.S.A.
  GOVERNMENT RESERVES.........   Preservation of capital, current income and
                                 liquidity available from investing in direct obligations of the U.S. Government and repurchase agreements relating to such securities.

MERRILL LYNCH U.S. TREASURY
  MONEY FUND..................   Preservation of capital, liquidity and current
                                 income through investment exclusively in a diversified portfolio of short-term marketable securities which are direct obligations of the U.S. Treasury.

Class B, Class C and Class D Share
  Money Market Funds:

MERRILL LYNCH GOVERNMENT
  FUND........................   A portfolio of Merrill Lynch Funds for
                                 Institutions Series, a series fund, whose objective is to provide current income consistent with liquidity and security of principal from investment in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and in repurchase agreements secured by such obligations.

MERRILL LYNCH INSTITUTIONAL
  FUND........................   A portfolio of Merrill Lynch Funds for
                                 Institutions Series, a series fund, whose objective is to provide maximum current income consistent with liquidity and the maintenance of a high quality portfolio of money market securities.

MERRILL LYNCH INSTITUTIONAL
  TAX-EXEMPT FUND.............   A portfolio of Merrill Lynch Funds for
                                 Institutions Series, a series fund, whose objective is to provide current income exempt from Federal income taxes, preservation of capital and liquidity available from investing in a diversified portfolio of short-term, high quality municipal bonds.

MERRILL LYNCH TREASURY FUND...   A portfolio of Merrill Lynch Funds for
                                 Institutions Series, a series fund, whose objective is to provide current income consistent with liquidity and security of principal from investment in direct obligations of the U.S. Treasury and up to 10% of its total assets in repurchase agreements secured by such obligations.

     Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made.

     To exercise the exchange privilege, shareholders should contact their Merrill Lynch financial consultant who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other funds described above, with shares for which certificates have not been issued may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

                            DISTRIBUTIONS AND TAXES

     The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.


     Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).


     Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. Distributions by the Fund, whether from ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified day in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.


     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.


     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes. For this purpose, the Fund will allocate foreign taxes and foreign source income among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission's rule permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe.


     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.


     If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.


     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.


     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.


TAX TREATMENT OF OPTIONS, FUTURES AND FORWARD FOREIGN EXCHANGE TRANSACTIONS


     The Fund may write, purchase or sell options, futures or forward foreign exchange contracts. Options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Unless such contract is a forward foreign exchange contract, or is a non-equity option or a regulated futures contract for a non-U.S. currency for which the Fund elects to have gain or loss treated as ordinary gain or loss under Code Section 988 (as described below), gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest or currency exchange rates with respect to its investments.


     A forward foreign exchange contract that is a Section 1256 contract will be marked to market, as described above. However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. The Fund may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.


     Code Section 1092, which applies to certain "straddles", may affect the taxation of the Fund's sales of securities and transactions in options, futures, forward foreign exchange contracts and its short sales of securities. Under
Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in options, futures, forward foreign exchange contracts and short sales of securities.


     One of the requirements for qualification as a RIC is that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in effecting closing transactions within three months after entering into an option or futures contract.

SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS

     In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures, and forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund.


     Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. Regulated futures contracts, as described above, will be taxed under Code Section 1256 unless application of Section 988 is elected by the Fund. In general, however, Code
Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than the shareholder's basis in Fund shares (assuming the shares were held as a capital asset). These rules and the mark-to-market rules described above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of currency fluctuations with respect to its investments.


     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.


     Ordinary income and capital gain dividends may also be subject to state and local taxes.

     Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

     Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                                PERFORMANCE DATA

     From time to time, the Fund may include its average annual total return and other total return data, as well as yield, in advertisements or information furnished to present or prospective shareholders. Total return and yield figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return and yield are determined separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of the Class B and Class C shares.

     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted, and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over longer periods of time.

     Set forth in the tables below is total return information for the Class A, Class B, Class C and Class D shares of the Fund for the periods indicated. As a result of the implementation of the Merrill Lynch Select PricingSM System, Class A shares of the Fund outstanding prior to October 21, 1994, were redesignated Class D shares, and historical performance data pertaining to such shares is provided below under the caption "Class D".


                                                              CLASS A                         CLASS B                 CLASS C
                                                   -----------------------------   -----------------------------   -------------
                                                                    REDEEMABLE                      REDEEMABLE
                                                   EXPRESSED AS     VALUE OF A     EXPRESSED AS     VALUE OF A     EXPRESSED AS
                                                   A PERCENTAGE    HYPOTHETICAL    A PERCENTAGE    HYPOTHETICAL    A PERCENTAGE
                                                    BASED ON A        $1,000        BASED ON A        $1,000        BASED ON A
                                                   HYPOTHETICAL    INVESTMENT AT   HYPOTHETICAL    INVESTMENT AT   HYPOTHETICAL
                                                      $1,000        THE END OF        $1,000        THE END OF        $1,000
                      PERIOD                        INVESTMENT      THE PERIOD      INVESTMENT      THE PERIOD      INVESTMENT
                      ------                       -------------   -------------   -------------   -------------   -------------
                                                                            AVERAGE ANNUAL TOTAL RETURN
                                                                   (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended December 31, 1995..................       2.85%       $1,028.50          2.31 %       $1,023.10            2.50 %
Five Years Ended December 31, 1995................                                      2.37 %       $1,124.20
Inception (August 3, 1990) to December 31, 1995...                                      2.82 %       $1,162.40
Inception (October 21, 1994) to December 31,
  1995............................................       1.24%       $1,014.80                                            1.40 %
                                                                                ANNUAL TOTAL RETURN
                                                                   (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended December 31, 1995..................       7.14%       $1,071.40          6.31 %       $1,063.10            3.48 %
One Year Ended December 31, 1994..................                                     (3.30)%       $  967.00
One Year Ended December 31, 1993..................                                      6.15 %       $1,061.50
One Year Ended December 31, 1992..................                                      3.39 %       $  966.10
One Year Ended December 31, 1991..................                                      6.63 %       $1,066.30
Inception (August 3, 1990) to December 31, 1990...                                      3.40 %       $1,034.00
Inception (October 21, 1994) to December 31,
  1994............................................       5.28%       $  947.20                                            2.72 %
                                                                              AGGREGATE TOTAL RETURN
                                                                   (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (August 3, 1990) to December 31, 1995...                                     16.24 %       $1,162.40
Inception (October 21, 1994) to December 31,
  1995............................................       1.48%       $1,014.80                                            1.67 %

                                                      CLASS C                  CLASS D
                                                    ------------     -----------------------------
                                                     REDEEMABLE                      REDEEMABLE
                                                     VALUE OF A     EXPRESSED AS     VALUE OF A
                                                    HYPOTHETICAL    A PERCENTAGE    HYPOTHETICAL
                                                       $1,000        BASED ON A        $1,000
                                                    INVESTMENT AT   HYPOTHETICAL    INVESTMENT AT
                                                     THE END OF        $1,000        THE END OF
                      PERIOD                         THE PERIOD      INVESTMENT      THE PERIOD
                      ------                        -------------   -------------   -------------
                                                             AVERAGE ANNUAL TOTAL RETURN
                                                    (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended December 31, 1995..................    $1,025.00          2.60 %       $1,026.00
Five Years Ended December 31, 1995................                       2.07 %       $1,107.80
Inception (August 3, 1990) to December 31, 1995...                       2.60 %       $1,149.10
Inception (October 21, 1994) to December 31,
  1995............................................    $1,016.70
                                                                 ANNUAL TOTAL RETURN
                                                    (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended December 31, 1995..................    $1,034.80          6.87 %       $1,068.70
One Year Ended December 31, 1994..................                      (2.91)%       $  970.90
One Year Ended December 31, 1993..................                       6.69 %       $1,066.90
One Year Ended December 31, 1992..................                      (2.79)%       $  972.10
One Year Ended December 31, 1991..................                       7.23 %       $1,072.38
Inception (August 3, 1990) to December 31, 1990...                       3.73 %       $1,037.30
Inception (October 21, 1994) to December 31,
  1994............................................    $  972.80
                                                               AGGREGATE TOTAL RETURN
                                                    (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (August 3, 1990) to December 31, 1995...                      14.91 %       $1,149.10
Inception (October 21, 1994) to December 31,
  1995............................................    $1,016.70

     In order to reflect the reduced sales charges in the case of Class A or Class D shares, or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares", respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charges or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES


     The Fund was incorporated under Maryland law on April 18, 1990. It has an authorized capital of 2,600,000,000 shares of Common Stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock as follows: Class A Common Stock -- 1,000,000,000 shares; Class B Common Stock -- 1,000,000,000 shares; Class C Common Stock -- 300,000,000 shares; and Class D Common Stock -- 300,000,000 shares. Class A, Class B, Class C and Class D shares represent an interest in the same assets of the Fund and are identical in all respects except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. See "Purchase of Shares".


     All shares of the Fund have equal voting rights, except that as noted above, each class of shares will have exclusive voting rights with respect to matters relating to the distribution and/or account maintenance expenses being borne solely by such class. Each issued and outstanding share is entitled to one vote and to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund remaining after satisfaction of outstanding liabilities upon liquidation or dissolution. There normally will be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders, at which time the Directors then in office will call a shareholders' meeting for the election of Directors. Shareholders may, in accordance with the terms of the Articles of Incorporation, cause a meeting of shareholders to be held for the purpose of voting on the removal of Directors. Also, the Fund will be required to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in distribution and/or account maintenance fees or of a change in the fundamental policies, objective or restrictions of the Fund.

     Shares issued are fully paid and nonassessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in the Prospectus. Shares do not have cumulative voting rights, and the holders of more than 50% of the shares of the Fund voting for the election of Directors can elect all of the Directors if they choose to do so, and in such event the holders of the remaining shares would not be able to elect any Directors. No amendments may be made to the Articles of Incorporation without the affirmative vote of a majority of the outstanding shares of the Fund.

     The Investment Adviser provided the initial capital for the Fund by purchasing 10,000 shares of the Fund for $100,000. Such shares were acquired for investment and can only be disposed of by redemption.

     The organizational expenses of the Fund were paid by the Fund and will be amortized over a period not exceeding five years. The proceeds realized by the Investment Adviser upon the redemption of any of the shares initially purchased by it will be reduced by the proportionate amount of unamortized organizational expenses which the number of shares redeemed bears to the number of shares initially purchased.

COMPUTATION OF OFFERING PRICE PER SHARE


     An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund based on the value of the Fund's net assets on October 31, 1995 and December 31, 1995 and its shares outstanding on those dates is set forth below.



                                                   CLASS A       CLASS B      CLASS C      CLASS D
                                                   --------   -------------  ---------   ------------
AS OF OCTOBER 31, 1995:
Net Assets.....................................    $65,956    $398,136,439   $109,105    $26,618,536
                                                   =======    ============   ========    ===========
Number of Shares Outstanding...................      8,314      50,232,539     14,089      3,357,467
                                                   =======    ============   ========    ===========
Net Asset Value Per Share (net assets divided
  by number of shares outstanding).............      $7.93           $7.93      $7.74          $7.93
Sales Charge (for Class A and Class D shares:
  4.00% of offering price (4.17% of
  net asset value per share))*.................        .33              **         **            .33
                                                   -------    ------------   --------    -----------
Offering Price.................................      $8.26           $7.93      $7.74          $8.26
                                                   =======    ============   ========    ===========
AS OF DECEMBER 31, 1995:
Net Assets.....................................    $75,554    $376,049,275   $102,794    $24,239,638
                                                   =======    ============   ========    ===========
Number of Shares Outstanding...................      9,552      47,588,247     13,308      3,066,629
                                                   =======    ============   ========    ===========
Net Asset Value Per Share (net assets divided
  by number of shares outstanding).............      $7.91           $7.90      $7.72          $7.90
Sales Charge (for Class A and Class D shares:
  4.00% of offering price (4.17% of net asset
  value per share))*...........................        .33              **         **            .33
                                                   -------    ------------   --------    -----------
Offering Price.................................      $8.24           $7.90      $7.72          $8.23
                                                   =======    ============   ========    ===========


---------------
 * Rounded to the nearest one-hundredth percent, assumes maximum sales charge is applicable.

** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemptions of shares. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares" in the Prospectus and "Redemption of Shares -- Deferred Sales
   Charges -- Class B and Class C Shares" herein.


INDEPENDENT AUDITORS


     Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to approval by the independent Directors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

     The Chase Manhattan Bank, N.A., Global Securities Services, 4 Chase MetroTech Center, 18th Floor, Brooklyn, New York 11245 (the "Custodian"), acts as the custodian of the Fund's assets. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the delivery of securities and collecting interest on the Fund's investments.

TRANSFER AGENT


     Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund's transfer agent (the "Transfer Agent"). The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "Management of the Fund -- Transfer Agency Services" in the Prospectus.


LEGAL COUNSEL

     Brown & Wood, One World Trade Center, New York, New York 10048-0557, is counsel for the Fund.

REPORTS TO SHAREHOLDERS


     The fiscal year of the Fund ends on December 31 (formerly October 31) of each year. The Fund sends to its shareholders at least semiannually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year shareholders will receive Federal income tax information regarding dividends and capital gains distributions.


ADDITIONAL INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

     Under a separate agreement, Merrill Lynch has granted the Fund the right to use the "Merrill Lynch" name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time or to grant the use of such name to any other company, and the Fund has granted Merrill Lynch, under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by Merrill Lynch.


     To the knowledge of the Fund, no person or entity owned beneficially 5% or more of the Fund's shares on January 31, 1996.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Short-Term Global Income Fund, Inc. as of October 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Short-Term Global Income Fund, Inc. as of October 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
Princeton, New Jersey

December 6, 1995

SCHEDULE OF INVESTMENTS
                                    Maturity                                                 Interest       Value       Percent of
COUNTRIES       Face Amount           Date                 Issue                              Rate++      (Note 1a)     Net Assets
Australia       A$      65,220,000   7/15/96    Commonwealth Bank of Australia (3)            13.00%    $ 51,489,914        12.12%
                        27,300,000   4/01/97    New South Wales Treasury Corp. (3)            12.50       22,049,398         5.19

                                                Total Investments in Australia
                                                (Cost--$73,718,883)                                       73,539,312        17.31


Canada          C$      10,870,000   2/08/96    Canadian Treasury Bill (1)                     5.90        7,973,548         1.88
                        65,050,000   3/07/96    Canadian Treasury Bill (1)                     5.82       47,491,107        11.18
                        14,590,000  12/13/95    Ontario Treasury Bill (3)                      5.90       10,794,316         2.54
                        11,560,000  12/27/95    Ontario Treasury Bill (3)                      5.90        8,537,252         2.01

                                                Total Investments in Canada
                                                (Cost--$72,535,006)                                       74,796,223        17.61


Ireland         Iep     12,230,000   7/30/96    Irish Gilt (1)                                 9.00       20,265,025         4.77

                                                Total Investments in Ireland
                                                (Cost--$20,007,622)                                       20,265,025         4.77


Italy           Lit  5,735,000,000   1/01/96    Buoni Poliennali del Tesoro (Italian
                                                  Government Bonds) (1)                       12.00        3,592,439         0.84
                    25,000,000,000  10/01/96    Buoni Poliennali del Tesoro (Italian
                                                  Government Bonds) (1)                        9.00       15,517,187         3.65

                                                Total Investments in Italy
                                                (Cost--$18,680,213)                                       19,109,626         4.49


New Zealand     NZ$    101,235,000  11/15/95    New Zealand Government Bonds (1)               8.00       66,796,292        15.72
                        21,500,000   2/07/96    New Zealand Treasury Bill (1)                  8.18       13,904,944         3.27

                                                Total Investments in New Zealand
                                                (Cost--$77,448,259)                                       80,701,236        18.99

Spain           Pta  2,000,000,000   2/28/97    Bonos del Estado (Spanish Government
                                                  Bonds) (1)                                   9.00       16,213,202         3.82

                                                Total Investments in Spain
                                                (Cost--$16,014,575)                                       16,213,202         3.82


United        Pound     11,800,000  12/30/96    General Electric Capital Corp. (2)             8.25       18,932,295         4.45
Kingdom    Sterling
                                                Total Investments in the United Kingdom
                                                (Cost--$19,134,699)                                       18,932,295         4.45


United States   US$     15,000,000  11/01/95    CS First Boston Inc., Repurchase Agreement*
                                                  purchased on 10/31/95 (2)                    5.77       15,000,000         3.53
                        24,000,000  11/01/95    Chemical Bank, Repurchase Agreement*
                                                  purchased on 10/31/95 (2)                    5.85       24,000,000         5.65
                        21,857,000  11/01/95    Schweizerischer Bankverein SBC (Swiss Bank),
                                                  Repurchase Agreement* purchased on
                                                  10/31/95 (2)                                 5.85       21,857,000         5.14
                        34,790,000   1/15/96    US Treasury Note (1)                           9.25       35,034,574         8.24

                                                Total Investments in the United States
                                                (Cost--$96,076,951)                                       95,891,574        22.56


                Total Investments (Cost--$393,616,208)                                                   399,448,493        94.00

                Unrealized Depreciation on Forward Foreign Exchange Contracts++++                         (2,496,027)       (0.58)

                Other Assets Less Liabilities                                                             27,977,570         6.58
                                                                                                        ------------       -------
                Net Assets                                                                              $424,930,036       100.00%
                                                                                                        ============       =======

                Corresponding industry groups for securities (percent of net assets):
                (1)Sovereign Government Obligations--53.37%
                (2)Financial Services--18.77%
                (3)Sovereign//Regional Government Obligations--Agency--21.86%
               *Repurchase Agreements are fully collateralized by US Government &
                Agency Obligations.
              ++Certain Commercial Paper, US Treasury and Foreign Treasury Obligations
                are traded on a discount basis; the interest rates shown represent the yield-
                to-maturity at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity.
                Interest rates on floating rate securities are adjusted periodically based on appropriate indexes; the interest rates shown are those in effect at
                October 31, 1995.
            ++++Forward Foreign Exchange Contracts as of October 31, 1995 were as follows:
                                                                                     Unrealized
                                                                                    Appreciation
                                                           Expiration              (Depreciation)
                                                              Date                   (Note 1d)

                Foreign Currency Purchased
                A$                   5,988,032           November 1995              $     1,072
                C$                  33,475,120           November 1995                   83,753
                DM                  25,208,575           December 1995                  (89,945)
                Pta                729,952,329           November 1995                  (28,064)
                Yen              1,225,180,500           November 1995                  (63,074)

                Total (US$ Commitment--$65,606,843)                                 $   (96,258)
                                                                                    -----------

                Foreign Currency Sold

                A$                  98,519,855           November 1995              $(1,135,836)
                C$                 132,483,256           November 1995               (1,780,266)
                DM                  19,065,198           December 1995                   61,294
                Iep                 11,521,867           December 1995                   10,128
                Pound Sterling      12,713,999           December 1995                  (38,803)
                Lit             30,351,652,811           November 1995                  (49,038)
                Pta              2,816,454,680           November 1995                  273,522
                NZ$                115,559,244           November 1995                  (20,390)
                Yen              2,159,708,144           November 1995                  279,620

                Total (US$ Commitment--$363,082,723)                                $(2,399,769)
                                                                                    -----------

                Total Unrealized Depreciation--Net on
                Forward Foreign Exchange Contracts                                  $(2,496,027)
                                                                                    ===========

                See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
              As of October 31, 1995
Assets:       Investments, at value (identified cost--$393,616,208) (Note 1a)                                        $ 399,448,493
              Receivables:
                Securities sold                                                                  $  42,978,048
                Interest                                                                             8,523,454
                Capital shares sold                                                                     17,336
                Forward foreign exchange contracts (Note 1d)                                             4,550          51,523,388
                                                                                                 -------------
              Prepaid registration fees and other assets (Note 1g)                                                         151,065
                                                                                                                     -------------
              Total assets                                                                                             451,122,946
                                                                                                                     -------------

Liabilities:  Unrealized depreciation on forward foreign exchange contracts (Note 1d)                                    2,496,027
              Payables:
                Custodian bank (Note 1j)                                                            20,014,929
                Capital shares redeemed                                                              1,798,359
                Dividends to shareholders (Note 1h)                                                    905,859
                Distributor (Note 2)                                                                   256,673
                Investment adviser (Note 2)                                                            196,575
                Options purchased                                                                       21,036          23,193,431
                                                                                                 -------------
              Accrued expenses and other liabilities                                                                       503,452
                                                                                                                     -------------
              Total liabilities                                                                                         26,192,910
                                                                                                                     -------------

Net Assets:   Net assets                                                                                             $ 424,930,036
                                                                                                                     =============

Net Assets    Class A Shares of Common Stock, $0.10 par value, 1,000,000,000 shares authorized                       $         831
Consist of:   Class B Shares of Common Stock, $0.10 par value, 1,000,000,000 shares authorized                           5,023,254
              Class C Shares of Common Stock, $0.10 par value, 300,000,000 shares authorized                                 1,409
              Class D Shares of Common Stock, $0.10 par value, 300,000,000 shares authorized                               335,747
              Paid-in capital in excess of par                                                                         460,340,204
              Accumulated realized capital losses on investments and foreign currency
              transactions--net (Note 6)                                                                               (44,089,453)
              Unrealized appreciation on investments and foreign currency transactions--net                              3,318,044
                                                                                                                     -------------
              Net assets                                                                                             $ 424,930,036
                                                                                                                     =============
Net Asset     Class A--Based on net assets of $65,956 and 8,314 shares outstanding                                   $        7.93
Value:                                                                                                               =============
              Class B--Based on net assets of $398,136,439 and 50,232,539 shares outstanding                         $        7.93
                                                                                                                     =============
              Class C--Based on net assets of $109,105 and 14,089 shares outstanding                                 $        7.74
                                                                                                                     =============
              Class D--Based on net assets of $26,618,536 and 3,357,467 shares outstanding                           $        7.93
                                                                                                                     =============



              See Notes to Financial Statements.

STATEMENT OF OPERATIONS
              For the Year Ended October 31, 1995
Investment    Interest and discount earned (net of $324,751 foreign withholding tax)                                  $ 43,978,138
Income
(Notes 1e &
1f):

Expenses:     Account maintenance and distribution fees--Class B (Note 2)                                                4,024,963
              Investment advisory fees (Note 2)                                                                          3,146,062
              Transfer agent fees--Class B (Note 2)                                                                      1,382,709
              Custodian fees                                                                                               309,517
              Printing and shareholder reports                                                                             253,800
              Accounting services (Note 2)                                                                                 176,648
              Professional fees                                                                                            117,949
              Account maintenance fees--Class D (Note 2)                                                                    88,185
              Registration fees (Note 1g)                                                                                   81,084
              Transfer agent fees--Class D (Note 2)                                                                         78,848
              Directors' fees and expenses                                                                                  38,959
              Amortization of organization expenses (Note 1g)                                                               13,334
              Account maintenance and distribution fees--Class C (Note 2)                                                      277
              Transfer agent fees--Class C (Note 2)                                                                             99
              Transfer agent fees--Class A (Note 2)                                                                             97
              Other                                                                                                         21,822
                                                                                                                     -------------
              Total expenses                                                                                             9,734,353
                                                                                                                     -------------
              Investment income--net                                                                                    34,243,785
                                                                                                                     -------------
Realized &    Realized loss from:
Unrealized      Investments--net                                                                  $   (681,146)
Gain (Loss)     Foreign currency transactions--net                                                 (16,607,434)        (17,288,580)
on Invest-                                                                                       -------------
ments &       Change in unrealized appreciation/depreciation on:
Foreign         Investments--net                                                                    (2,049,573)
Currency        Foreign currency transactions--net                                                   2,472,923             423,350
Transactions                                                                                     -------------       -------------
--Net         Net realized and unrealized loss on investments and foreign currency transactions                        (16,865,230)
(Notes 1c,                                                                                                           -------------
1d, 1f &      Net Decrease in Net Assets Resulting from Operations                                                   $  17,378,555
3):                                                                                                                  =============

              See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                        For the Year Ended
                                                                                                            October 31,
              Increase (Decrease) in Net Assets:                                                     1995                1994
Operations:   Investment income--net                                                            $   34,243,785      $   72,659,344
              Realized loss on investments and foreign currency transactions--net                  (17,288,580)        (92,924,618)
              Change in unrealized appreciation/depreciation on investments and foreign
              currency transactions--net                                                               423,350          10,030,665
                                                                                                 -------------      --------------
              Net increase (decrease) in net assets resulting from operations                       17,378,555         (10,234,609)
                                                                                                 -------------      --------------
Dividends &   Investment income--net:
Distribu-       Class A                                                                                 (1,391)                 --
tions to        Class B                                                                            (15,511,689)                 --
Shareholders    Class C                                                                                 (1,005)                 --
(Note 1h):      Class D                                                                             (1,111,053)                 --
              Return of capital--net:
                Class A                                                                                 (1,474)                (58)
                Class B                                                                            (16,438,660)        (68,086,994)
                Class C                                                                                 (1,065)                 (1)
                Class D                                                                             (1,177,448)         (4,572,291)
                                                                                                 -------------      --------------
              Net decrease in net assets resulting from dividends to shareholders                  (34,243,785)        (72,659,344)
                                                                                                 -------------      --------------

Capital Share Net decrease in net assets derived from capital share transactions                  (357,893,795)       (881,055,998)
Transactions                                                                                     -------------      --------------
(Note 4):
Net Assets:   Total decrease in net assets                                                        (374,759,025)       (963,949,951)
              Beginning of year                                                                    799,689,061       1,763,639,012
                                                                                                 -------------      --------------
              End of year                                                                        $ 424,930,036      $  799,689,061
                                                                                                 =============      ==============

              See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS
                                                                                                             Class A

                                                                                                                       For the
The following per share data and ratios have been derived                                                For the       Period
from information provided in the financial statements.                                                 Year Ended   Oct. 21, 1994++
                                                                                                       October 31,    to Oct. 31,
Increase (Decrease) in Net Asset Value:                                                                 1995++++       1994++++
Per Share     Net asset value, beginning of period                                                     $     8.11     $     8.11
Operating                                                                                              ----------     ----------
Performance:  Investment income--net                                                                          .49            .01
              Realized and unrealized loss on investments and foreign currency transactions--net             (.12)            --
                                                                                                       ----------     ----------
              Total from investment operations                                                                .37            .01

                                                                                                       ----------     ----------


              Less dividends and distributions:
                Investment income--net                                                                       (.27)            --
                Return of capital--net                                                                       (.28)          (.01)
                                                                                                       ----------     ----------
              Total dividends and distributions                                                              (.55)          (.01)
                                                                                                       ----------     ----------
              Net asset value, end of period                                                           $     7.93     $     8.11
                                                                                                       ==========     ==========

Total         Based on net asset value per share                                                            4.63%           .12%+++
Investment                                                                                             ==========     ==========
Return:**

Ratios to     Expenses                                                                                       .96%           .97%*
Average                                                                                                ==========     ==========
Net Assets:   Investment income--net                                                                        6.75%          6.28%*
                                                                                                       ==========     ==========

Supplemental  Net assets, end of period (in thousands)                                                 $       66     $       59
Data:                                                                                                  ==========     ==========
              Portfolio turnover                                                                          312.13%        259.50%
                                                                                                       ==========     ==========


                                                                                  Class B
                                                                                                        For the        For the
The following per share data and ratios have been derived                                                Period         Period
from information provided in the financial statements.                                                Dec. 28, 1990  Aug. 3, 1990++
                                                              For the Year Ended October 31,           to Oct. 31,    to Dec. 27,
Increase (Decrease) in Net Asset Value:                  1995++++    1994++++     1993       1992         1991           1990
Per Share       Net asset value, beginning of period   $    8.10   $    8.65  $     8.85  $     9.84   $     9.92     $    10.00
Operating                                              ---------   ---------  ----------  ----------   ----------     ----------
Performance:    Investment income--net                       .47         .50         .57         .72          .77            .39
                Realized and unrealized loss on
                investments and foreign currency
                transactions--net                           (.15)       (.58)       (.20)       (.99)        (.08)          (.08)
                                                       ---------   ---------  ----------  ----------   ----------     ----------
                Total from investment operations             .32        (.08)        .37        (.27)         .69            .31
                                                       ---------   ---------  ----------  ----------   ----------     ----------
                Less dividends and distributions:
                Investment income--net                      (.24)         --          --          --         (.77)          (.39)
                Return of capital--net                      (.25)       (.47)       (.57)       (.72)          --             --
                                                       ---------   ---------  ----------  ----------   ----------     ----------
                Total dividends and distributions           (.49)       (.47)       (.57)       (.72)        (.77)          (.39)
                                                       ---------   ---------  ----------  ----------   ----------     ----------
                Net asset value, end of period         $    7.93   $    8.10  $     8.65  $     8.85   $     9.84     $     9.92
                                                       =========   =========  ==========  ==========   ==========     ==========

Total           Based on net asset value per share         4.00%      (1.02%)      4.63%      (3.00%)       6.93%+++       3.40%+++
Investment                                             =========   =========  ==========  ==========   ==========     ==========
Return:**

Ratios to       Expenses, excluding account
Average         maintenance and distribution fees           .98%        .77%        .79%        .75%         .77%*          .76%*
Net Assets:                                            =========   =========  ==========  ==========   ==========     ==========
                Expenses                                   1.73%       1.52%       1.60%       1.50%        1.52%*         1.51%*
                                                       =========   =========  ==========  ==========   ==========     ==========
                Investment income--net                     5.95%       5.68%       7.26%       7.60%        9.11%*         9.75%*
                                                       =========   =========  ==========  ==========   ==========     ==========
Supplemental    Net assets, end of period
Data:           (in thousands)                         $ 398,136   $ 750,750  $1,664,602  $3,182,520   $5,918,769     $2,796,301
                                                       =========   =========  ==========  ==========   ==========     ==========
                Portfolio turnover                       312.13%     259.50%     284.62%     120.77%      153.72%         19.40%
                                                       =========   =========  ==========  ==========   ==========     ==========


              ++Commencement of Operations.
            ++++Based on average shares outstanding during the period.
               *Annualized.
              **Total investment returns exclude the effects of sales loads.
             +++Aggregate total investment return.

                See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (concluded)
                                                                                                               Class C
The following per share data and ratios have been derived                                              For the     For the Period
from information provided in the financial statements.                                                Year Ended   Oct. 21, 1994++
                                                                                                      October 31,     to Oct. 31,
Increase (Decrease) in Net Asset Value:                                                                 1995++++        1994++++
Per Share          Net asset value, beginning of period                                                $     8.10     $     8.11
Operating                                                                                              ----------     ----------
Performance:       Investment income--net                                                                     .35            .01
                   Realized and unrealized loss on investments and foreign currency
                   transactions--net                                                                         (.28)          (.01)
                                                                                                       ----------     ----------
                   Total from investment operations                                                           .07             --
                                                                                                       ----------     ----------
                   Less dividends and distributions:
                     Investment income--net                                                                  (.21)            --
                     Return of capital--net                                                                  (.22)          (.01)
                                                                                                       ----------     ----------
                   Total dividends and distributions                                                         (.43)          (.01)
                                                                                                       ----------     ----------
                   Net asset value, end of period                                                      $     7.74     $     8.10
                                                                                                       ==========     ==========

Total              Based on net asset value per share                                                        .93%           .00%+++
Investment                                                                                             ==========     ==========
Return:**

Ratios to Average  Expenses, excluding account maintenance and distribution fees                            1.03%          1.34%*
Net Assets:                                                                                            ==========     ==========
                   Expenses                                                                                 1.83%          2.14%*
                                                                                                       ==========     ==========
                   Investment income--net                                                                   5.99%          5.63%*
                                                                                                       ==========     ==========

Supplemental       Net assets, end of period (in thousands)                                            $      109     $        1
Data:                                                                                                  ==========     ==========
                   Portfolio turnover                                                                     312.13%        259.50%
                                                                                                       ==========     ==========



                                                                                  Class D
                                                                                                        For the        For the
The following per share data and ratios have been derived                                                Period         Period
from information provided in the financial statements.                                                Dec. 28, 1990  Aug. 3, 1990++
                                                              For the Year Ended October 31,           to Oct. 31,    to Dec. 27,
Increase (Decrease) in Net Asset Value:                  1995++++    1994++++     1993       1992         1991           1990
Per Share       Net asset value, beginning of period   $    8.11   $    8.66  $     8.85  $     9.85   $     9.92     $    10.00
Operating                                              ---------   ---------  ----------  ----------   ----------     ----------
Performance:    Investment income--net                       .52         .54         .61         .77          .82            .42
                Realized and unrealized loss on
                investments and foreign currency
                transactions--net                           (.17)       (.58)       (.19)      (1.00)        (.07)          (.08)
                                                       ---------   ---------  ----------  ----------   ----------     ----------
                Total from investment operations             .35        (.04)        .42        (.23)         .75            .34
                                                       ---------   ---------  ----------  ----------   ----------     ----------
                Less dividends and distributions:
                  Investment income--net                    (.26)         --          --          --         (.82)          (.42)
                  Return of capital--net                    (.27)       (.51)       (.61)       (.77)          --             --
                                                       ---------   ---------  ----------  ----------   ----------     ----------
                Total dividends and distributions           (.53)       (.51)       (.61)       (.77)        (.82)          (.42)
                                                       ---------   ---------  ----------  ----------   ----------     ----------
                Net asset value, end of period         $    7.93   $    8.11  $     8.66  $     8.85   $     9.85     $     9.92
                                                       =========   =========  ==========  ==========   ==========     ==========

Total           Based on net asset value per share         4.43%       (.51%)      5.28%      (2.60%)       7.53%+++       3.73%+++
Investment                                             =========   =========  ==========  ==========   ==========     ==========
Return:**

Ratios to       Expenses, excluding account
Average         maintenance and distribution fees           .95%        .76%        .73%        .75%         .76%*          .75%*
Net Assets:                                            =========   =========  ==========  ==========   ==========     ==========


                Expenses                                   1.20%       1.01%        .98%       1.00%         .96%*          .75%*
                                                       =========   =========  ==========  ==========   ==========     ==========
                Investment income--net                     6.49%       6.19%       7.24%       8.11%        9.70%*        10.51%*
                                                       =========   =========  ==========  ==========   ==========     ==========

Supplemental    Net assets, end of period
Data:           (in thousands)                         $  26,619   $  48,879  $   99,037  $  188,623   $  399,416     $  211,006
                                                       =========   =========  ==========  ==========   ==========     ==========
                Portfolio turnover                       312.13%     259.50%     284.62%     120.77%      153.72%         19.40%
                                                       =========   =========  ==========  ==========   ==========     ==========

              ++Commencement of Operations.
            ++++Based on average shares outstanding during the period.
               *Annualized.
              **Total investment returns exclude the effects of sales loads.
             +++Aggregate total investment return.

                See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Short-Term Global Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of sig-nificant accounting policies followed by the Fund.

(a) Valuation of securities--Securities traded in the over-the-counter market are valued at the last available bid price or yield equivalents obtained from one of more dealers in the over-the-counter market prior to the time of valuation. Portfolio securities which are traded on stock exchanges are valued at the last sale price on the principal market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Other investments, including futures contracts and related options, are stated at market value or otherwise at the fair value at which it is expected they may be resold, as determined in good faith by or under the direction of the Board of Directors. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's
Board of Directors.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) asssets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Derivative financial instruments--The Fund may engage in vari-ous portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also pur-chase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums paid or received (or gain or loss to the extent the cost of the closing transaction is less than or greater than the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures con-tracts as a hedge against adverse changes in the interest rate. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payment are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Income taxes--It is the Fund's policy to comply with the require-ments of the Internal Revenue Code applicable to regulated invest-ment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest and capital gains at various rates.

(f) Security transactions and investment income--Security trans-actions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of dis-count) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends from net investment income, excluding transaction gains/losses, are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. All or a portion of the ordinary income distributions paid by the Fund during the fiscal year ended October 31, 1995 and October 31, 1994 are characterized as a return of capital.

(i) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. Accordingly, current year's permanent book/tax differences of $19,287,000 have been reclassified from accumulated net realized capital losses and paid-in capital in excess of par. These reclassifications have no effect on net assets or net asset values per share.

(j) Custodian bank--The Fund recorded an amount payable to the Custodian Bank reflecting an overnight overdraft which resulted from a failed trade which settled the next day.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a

Distribution Agreement and Distribution Plans with Merrill Lynch
Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding
$2 billion; 0.525% of average daily net assets in excess of $2 billion but not exceeding $4 billion; 0.50% of average daily net assets in excess of $4 billion but not exceeding $6 billion; 0.475% of average daily net assets in excess of $6 billion but not exceeding $10 billion; 0.45% of average daily net assets in excess of $10 billion but not exceeding $15 billion; and 0.425% of average daily net assets in excess of $15 billion. The most restrictive annual expense limitation requires that MLAM reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. MLAM's obligation to reimburse the Fund is limited to the amount of the investment advisory fee. No fee payment will be made to the Investment Adviser during any fiscal year which will cause such expenses to exceed expense limitations at the time of such payment.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                               Account             Distribution
                           Maintenance Fee             Fee

Class B                         0.25%                 0.50%
Class C                         0.25%                 0.55%
Class D                         0.25%                   --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribu-tion fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended October 31, 1995, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                   MLFD                  MLPF&S

Class A                             --                     --
Class D                            $330                  $3,996

For the year ended October 31, 1995, MLPF&S received contin-gent deferred sales charges of $469,456 and $15 relating to trans-actions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1995 were $1,176,817,027 and $1,481,540,024, respectively.

Net realized and unrealized gains (losses) as of October 31, 1995 were as follows:

                                         Realized        Unrealized
                                      Gains (Losses)   Gains (Losses)

Investments:

Long-term                           $     9,216,672   $    3,707,550
Short-term                               (9,959,677)       2,124,735
Options written                              61,859               --
                                    ---------------   --------------
Total investments                          (681,146)       5,832,285
                                    ---------------   --------------
Currency transactions:
Options purchased                        (2,613,615)              --
Options written                           5,019,788               --
Forward foreign exchange contracts      (13,284,248)      (2,496,027)
Foreign currency transactions            (5,729,359)         (18,214)
                                    ---------------   --------------
Total currency transactions             (16,607,434)      (2,514,241)
                                    ---------------   --------------
Total                               $   (17,288,580)  $    3,318,044
                                    ===============   ==============

NOTES TO FINANCIAL STATEMENTS (concluded)


Transactions in call options written for the year ended October 31, 1995 were as follows:

                                                          Premiums
                                         Par Value        Received

Outstanding call options written at
beginning of year                                --               --
Options written                     $ 3,524,640,621   $    4,093,196
Options exercised                      (584,265,000)        (631,433)
Options expired                      (2,940,375,621)      (3,461,763)
                                    ---------------   --------------
Outstanding call options written
at end of year                      $            --   $           --
                                    ===============   ==============


Transactions in put options written for the year ended October 31, 1995 were as follows:

                                                           Premiums
                                         Par Value         Received

Outstanding put options written at
beginning of year                   $    45,500,000   $       37,510
Options written                       5,199,717,695        7,887,892
Options exercised                      (790,735,000)      (1,275,742)
Options expired                      (4,454,482,695)      (6,649,660)
                                    ---------------   --------------
Outstanding put options written
at end of year                      $            --   $           --
                                    ===============   ==============


As of October 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $5,832,285, of which $6,399,638 related to appreciated securities and $567,353 related to depreci-ated securities. At October 31, 1995, the aggregate cost of invest-ments for Federal income tax purposes was $393,616,208.

4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $357,893,795 and $881,055,998 for the years ended October 31, 1995 and October 31, 1994, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                 Dollar
Ended October 31, 1995                       Shares         Amount

Shares sold                                  19,710     $     156,702
Shares issued to shareholders in
reinvestment of dividends                       306             2,424
                                     --------------     -------------
Total issued                                 20,016           159,126
Shares redeemed                             (18,948)         (150,761)
                                     --------------     -------------
Net increase                                  1,068     $       8,365
                                     ==============     =============


Class A Shares for the Period                               Dollar
October 21, 1994++ to October 31, 1994       Shares         Amount

Shares sold                                  14,261     $     115,671
Shares redeemed                              (7,015)          (56,902)
                                     --------------     -------------
Net increase                                  7,246     $      58,769
                                     ==============     =============

[FN]
++Commencement of Operations.

Class B Shares for the Year                                 Dollar
Ended October 31, 1995                       Shares         Amount

Shares sold                               1,165,649     $   8,282,644
Shares issued to shareholders in
reinvestment of dividends                 2,111,691        16,712,284
                                     --------------     -------------
Total issued                              3,277,340        24,994,928
Automatic conversion of shares              (44,087)         (350,642)
Shares redeemed                         (45,649,821)     (361,409,238)
                                     --------------     -------------
Net decrease                            (42,416,568)    $(336,764,952)
                                     ==============     =============


Class B Shares for the Year                                 Dollar
Ended October 31, 1994                       Shares         Amount

Shares sold                               3,848,634     $  32,411,047
Shares issued to shareholders in
reinvestment of dividends                 4,300,343        36,195,588
                                     --------------     -------------
Total issued                              8,148,977        68,606,635
Shares redeemed                        (107,865,898)     (904,426,466)
                                     --------------     -------------
Net decrease                            (99,716,921)    $(835,819,831)
                                     ==============     =============


Class C Shares for the Year                                 Dollar
Ended October 31, 1995                       Shares         Amount

Shares sold                                  77,597     $     607,611
Shares issued to shareholders in
reinvestment of dividends                        10                76
                                     --------------     -------------
Total issued                                 77,607           607,687
Shares redeemed                             (63,628)         (499,869)
                                     --------------     -------------
Net increase                                 13,979     $     107,818
                                     ==============     =============


Class C Shares for the Period
October 21, 1994++ to                                       Dollar
October 31, 1994                             Shares         Amount

Shares sold                                     111     $         900
Shares redeemed                                  (1)               (8)
                                     --------------     -------------
Net increase                                    110     $         892
                                     ==============     =============
[FN]
++Commencement of Operations.

Class D Shares for the Year                                 Dollar
Ended October 31, 1995                       Shares         Amount

Shares sold                                 141,026     $   1,012,351
Shares issued to shareholders in
reinvestment of dividends                   142,590         1,231,159
Automatic conversion of shares               44,065           350,642
                                     --------------     -------------
Total issued                                327,681         2,594,152
Shares redeemed                          (3,000,651)      (23,839,178)
                                     --------------     -------------
Net decrease                             (2,672,970)    $ (21,245,026)
                                     ==============     =============


Class D Shares for the Year                                 Dollar
Ended October 31, 1994                       Shares         Amount

Shares sold                                 377,878     $   3,322,360
Shares issued to shareholders in
reinvestment of dividends                   303,155         2,425,102
                                     --------------     -------------
Total issued                                681,033         5,747,462
Shares redeemed                          (6,093,190)      (51,043,291)
                                     --------------     -------------
Net decrease                             (5,412,157)    $ (45,295,829)
                                     ==============     =============


As a result of the implementation of the Merrill Lynch Select Pricing System SM, Class A Shares of the Fund outstanding prior to October 21, 1994, have been redesignated Class D Shares. There were 6,102,407 shares redesignated amounting to $59,847,781.

5. Commitments:
At October 31, 1995, the Fund had entered into foreign exchange contracts under which it had agreed to sell various foreign currency with an approximate value of $22,745,000.

6. Capital Loss Carryforward:
At October 31, 1995, the Fund had a capital loss carryforward of approximately $44,089,000, of which $32,232,000 expires in 2000, $10,815,000 expires in 2002, and $1,042,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

INDEPENDENT AUDITORS' REPORT



The Board of Directors and Shareholders,
MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.:



We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Short-Term Global Income Fund, Inc. as of December 31, 1995, the related statements of operations for the two-month period then ended and changes in net assets for the two-month period then ended and for the year ended October 31, 1995, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Short-Term Global Income Fund, Inc. as of December 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP


Princeton, New Jersey


February 2, 1996

SCHEDULE OF INVESTMENTS
                                Maturity                                                     Interest       Value       Percent of
COUNTRIES     Face Amount         Date      Issue                                             Rate++      (Note 1a)     Net Assets
Australia     A$    65,220,000   3/15/97    Commonwealth Bank of Australia (3)                12.50%    $ 51,378,349        12.83%
                    27,300,000   4/01/97    New South Wales Treasury Corp. (3)                12.50       21,534,943         5.38

                                            Total Investments in Australia
                                            (Cost--$73,316,197)                                           72,913,292        18.21


Canada        C$    10,870,000   2/08/96    Canadian Treasury Bill (1)                         5.46        7,918,775         1.98
                    65,050,000   3/07/96    Canadian Treasury Bill (1)                         5.50       47,203,328        11.79
                    13,650,000   3/21/96    Ontario Treasury Bill (3)                          5.55        9,879,566         2.46

                                            Total Investments in Canada
                                            (Cost--$64,306,190)                                           65,001,669        16.23


Ireland      Iep    12,230,000   7/30/96    Irish Gilt (1)                                     9.00       20,030,112         5.00

                                            Total Investments in Ireland
                                            (Cost--$20,007,622)                                           20,030,112         5.00


Italy        Lit 5,735,000,000   1/01/96    Buoni Poliennali del Tesoro
                                              (Italian Government Bonds) (1)                  12.00        3,600,205         0.90
                25,000,000,000  10/01/96    Buoni Poliennali del Tesoro
                                              (Italian Government Bonds) (1)                   9.00       15,657,729         3.91

                                            Total Investments in Italy
                                            (Cost--$18,680,213)                                           19,257,934         4.81


New Zealand  NZ$    21,500,000   2/07/96    New Zealand Treasury Bill (1)                      8.67       13,935,434         3.48
                    14,130,000   3/06/96    New Zealand Treasury Bill (1)                      8.56        9,098,393         2.27
                    20,930,000   3/20/96    New Zealand Treasury Bill (1)                      8.53       13,433,740         3.36

                                            Total Investments in New Zealand
                                            (Cost--$36,418,129)                                           36,467,567         9.11


Spain        Pta 2,000,000,000   2/28/97    Bonos del Estado (Spanish Government Bonds) (1)    9.00       16,494,845         4.12

                                            Total Investments in Spain
                                            (Cost--$16,014,575)                                           16,494,845         4.12

Sweden       Skr    91,000,000   2/21/96    Swedish Treasury Bill (1)                          8.80       13,570,838         3.39

                                            Total Investments in Sweden
                                            (Cost--$13,343,484)                                           13,570,838         3.39

United       Pound  11,800,000  12/30/96    General Electric Capital Corp. (2)                 8.25       18,636,489         4.65
Kingdom   Sterling
                                            Total Investments in the United Kingdom
                                            (Cost--$19,134,699)                                           18,636,489         4.65


United       US$    15,000,000   1/02/96    CS First Boston Inc., Repurchase Agreement*
States                                        purchased on 12/26/95 (2)                        5.80       15,000,000         3.74
                    14,000,000   1/02/96    Chemical Bank, Repurchase Agreement*
                                              purchased on 12/29/95 (2)                        5.80       14,000,000         3.50
                    19,000,000   1/04/96    du Pont (E.I.) de Nemours & Co.,
                                              Commercial Paper (2)                             5.80       18,993,878         4.74
                     8,000,000   1/02/96    Goldman Sachs, Ltd., Repurchase Agreement*
                                              purchased on 12/29/95 (2)                        5.75        8,000,000         2.00
                    15,000,000   1/02/96    Morgan (J.P.) & Co., Inc., Repurchase Agreement*
                                              purchased on 12/26/95 (2)                        5.76       15,000,000         3.74
                    10,000,000   1/02/96    PaineWebber Inc., Repurchase Agreement*
                                              purchased on 12/29/95 (2)                        5.75       10,000,000         2.50
                    14,731,794   1/02/96    Schweizerischer Bankverein SBC (Swiss Bank),
                                              Repurchase Agreement* purchased on 12/29/95 (2)  5.85       14,731,794         3.68

                    34,790,000   1/15/96    US Treasury Note (1)                               9.25       34,839,054         8.70

                                            Total Investments in the United States
                                            (Cost--$130,945,623)                                         130,564,726        32.60


             Total Investments (Cost--$392,166,732)                                                      392,937,472        98.12
             Unrealized Depreciation on Forward Foreign Exchange Contracts++++                              (944,597)       (0.24)
             Other Assets Less Liabilities                                                                 8,474,386         2.12
                                                                                                        ------------       -------
             Net Assets                                                                                 $400,467,261       100.00%
                                                                                                        ============       =======


             Corresponding industry groups for securities (percent of net assets):
             (1)Sovereign Government Obligations--48.90%
             (2)Financial Services--28.55%
             (3)Sovereign//Regional Government Obligations--Agency--20.67%

            *Repurchase Agreements are fully collaterized by
             US Government & Agency Obligations.

           ++Certain Commercial Paper, US Treasury and Foreign Treasury
             Obligations are traded on a discount basis; the interest rates shown represent the yield-to-maturity at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. Interest rates on floating rate securities are adjusted periodically based on appropriate indexes; the interest rates shown are those in effect at December 31, 1995.

         ++++Forward Foreign Exchange Contracts as of December 31, 1995 were as follows:


                                                           Unrealized
                                                          Appreciation
                                       Expiration        (Depreciation)
                                          Date             (Note 1d)

             Foreign Currency Purchased

             C$          15,385,831    January 1996        $   8,373
             Lit      5,735,000,000    January 1996            2,388
             NZ$         27,911,894    January 1996           12,770

             Total (US$ Commitment--$33,096,213)           $  23,531
                                                           ---------
             Foreign Currency Sold

             A$          99,097,350    January 1996        $(362,949)
             C$         103,883,919    January 1996          669,498
             DM           6,592,370    January 1996          (57,752)
             Iep         11,521,867    January 1996         (251,465)
             Pound
             Sterling    12,713,999    January 1996         (250,084)
             Lit     30,351,652,811    January 1996         (188,110)
             NZ$         55,617,991    January 1996         (355,493)
             Pta      2,086,502,351    January 1996          (29,034)
             Skr         88,920,978    January 1996         (142,739)

             Total (US$ Commitment--$277,691,370)          $(968,128)
                                                           ---------
             Total Unrealized Depreciation--Net on
             Forward Foreign Exchange Contracts            $(944,597)
                                                           =========


             See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
              As of December 31, 1995
Assets:       Investments, at value (identified cost--$392,166,732) (Note 1a)                                         $392,937,472
              Receivables:
                Interest                                                                                $  8,056,353
                Capital shares sold                                                                        4,301,541
                Securities sold                                                                              248,790
                Forward foreign exchange contracts (Note 1d)                                                  52,351    12,659,035
                                                                                                        ------------
              Prepaid registration fees and other assets (Note 1g)                                                         147,009
                                                                                                                      ------------
              Total assets                                                                                             405,743,516
                                                                                                                      ------------

Liabilities:  Unrealized depreciation on forward foreign exchange contracts (Note 1d)                                      944,597
              Payables:
                Capital shares redeemed                                                                    1,844,711
                Dividends to shareholders (Note 1h)                                                        1,519,257
                Distributor (Note 2)                                                                         254,365
                Investment adviser (Note 2)                                                                  194,585     3,812,918
                                                                                                        ------------
              Accrued expenses and other liabilities                                                                       518,740
                                                                                                                      ------------
              Total liabilities                                                                                          5,276,255
                                                                                                                      ------------

Net Assets:   Net assets                                                                                              $400,467,261
                                                                                                                      ============

Net Assets    Class A Shares of Common Stock, $0.10 par value, 1,000,000,000 shares authorized                        $        955
Consist of:   Class B Shares of Common Stock, $0.10 par value, 1,000,000,000 shares authorized                           4,758,825
              Class C Shares of Common Stock, $0.10 par value, 300,000,000 shares authorized                                 1,331
              Class D Shares of Common Stock, $0.10 par value, 300,000,000 shares authorized                               306,663
              Paid-in capital in excess of par                                                                         439,081,534
              Accumulated realized capital losses on investments and foreign currency
              transactions--net (Note 6)                                                                               (43,498,147)
              Unrealized depreciation on investments and foreign currency transactions--net                               (183,900)
                                                                                                                      ------------
              Net assets                                                                                              $400,467,261
                                                                                                                      ============
Net Asset     Class A--Based on net assets of $75,554 and 9,552 shares outstanding                                    $       7.91
Value:                                                                                                                ============
              Class B--Based on net assets of $376,049,275 and 47,588,247 shares outstanding                          $       7.90
                                                                                                                      ============
              Class C--Based on net assets of $102,794 and 13,308 shares outstanding                                  $       7.72
                                                                                                                      ============
              Class D--Based on net assets of $24,239,638 and 3,066,629 shares outstanding                            $       7.90
                                                                                                                      ============


              See Notes to Financial Statements.

STATEMENT OF OPERATIONS
              For the Period November 1, 1995 to December 31, 1995
Investment    Interest and discount earned (net of $40,386 foreign withholding tax)                                   $  5,546,212
Income (Notes
1e & 1f):

Expenses:     Account maintenance and distribution fees--Class B (Note 2)                                                  491,057
              Investment advisory fees (Note 2)                                                                            384,228
              Transfer agent fees--Class B (Note 2)                                                                        151,565
              Professional fees                                                                                             68,788
              Printing and shareholder reports                                                                              49,500
              Registration fees (Note 1g)                                                                                   22,713
              Directors' fees and expenses                                                                                  19,900
              Custodian fees                                                                                                17,003
              Account maintenance fees--Class D (Note 2)                                                                    10,866
              Transfer agent fees--Class D (Note 2)                                                                          8,478
              Accounting services (Note 2)                                                                                   7,967
              Account maintenance and distribution fees--Class C (Note 2)                                                      217
              Transfer agent fees--Class C (Note 2)                                                                             56
              Transfer agent fees--Class A (Note 2)                                                                             23
              Other                                                                                                          5,175
                                                                                                                      ------------
              Total expenses                                                                                             1,237,536
                                                                                                                      ------------
              Investment income--net                                                                                     4,308,676
                                                                                                                      ------------

Realized &    Realized gain (loss) from:
Unrealized      Investments--net                                                                        $   (490,361)
Gain (Loss)     Foreign currency transactions--net                                                         2,750,019     2,259,658
on Invest-                                                                                              ------------
ments &       Change in unrealized appreciation/depreciation on:
Foreign         Investments--net                                                                          (5,061,545)
Currency        Foreign currency transactions--net                                                         1,559,602    (3,501,943)
Transactions                                                                                            ------------  ------------
--Net         Net realized and unrealized loss on investments and foreign currency transactions                         (1,242,285)
(Notes 1c,                                                                                                            ------------
1d, 1f & 3):  Net Increase in Net Assets Resulting from Operations                                                    $  3,066,391
                                                                                                                      ============

              See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                       For the Period    For the
                                                                                                      Nov. 1, 1995 to   Year Ended
              Increase (Decrease) in Net Assets:                                                       Dec. 31, 1995  Oct. 31, 1995
Operations:   Investment income--net                                                                    $  4,308,676  $ 34,243,785
              Realized gain (loss) on investments and foreign currency transactions--net                   2,259,658   (17,288,580)
              Change in unrealized appreciation/depreciation on investments and
              foreign currency transactions--net                                                          (3,501,943)      423,350
                                                                                                        ------------  ------------
              Net increase in net assets resulting from operations                                         3,066,391    17,378,555
                                                                                                        ------------  ------------

Dividends to  Investment income--net:
Shareholders    Class A                                                                                         (829)       (1,391)
(Note 1h):      Class B                                                                                   (4,016,322)  (15,511,689)
                Class C                                                                                       (1,650)       (1,005)
                Class D                                                                                     (289,875)   (1,111,053)
              Return of capital--net:
                Class A                                                                                           --        (1,474)
                Class B                                                                                           --   (16,438,660)
                Class C                                                                                           --        (1,065)
                Class D                                                                                           --    (1,177,448)
                                                                                                        ------------  ------------
              Net decrease in net assets resulting from dividends to shareholders                         (4,308,676)  (34,243,785)
                                                                                                        ------------  ------------
Capital Share Net decrease in net assets derived from capital share transactions                         (23,220,490) (357,893,795)
Transactions                                                                                            ------------  ------------
(Note 4):

Net Assets:   Total decrease in net assets                                                               (24,462,775) (374,759,025)
              Beginning of period                                                                        424,930,036   799,689,061
                                                                                                        ------------  ------------
              End of period                                                                             $400,467,261  $424,930,036
                                                                                                        ============  ============

              See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS
                                                                                                     Class A
                                                                                     For the                        For the
              The following per share data and ratios have been derived              Period           For the        Period
              from information provided in the financial statements.              Nov. 1, 1995      Year Ended   Oct. 21, 1994++
                                                                                   to Dec. 31,      October 31,    to Oct. 31,
              Increase (Decrease) in Net Asset Value:                                1995++++          1995++++      1994++++
Per Share     Net asset value, beginning of period                                  $   7.93         $   8.11       $   8.11
Operating                                                                           --------         --------       --------
Performance:  Investment income--net                                                     .09              .49            .01
              Realized and unrealized loss on investments and
              foreign currency transactions--net                                        (.02)            (.12)            --
                                                                                    --------         --------       --------
              Total from investment operations                                           .07              .37            .01
                                                                                    --------         --------       --------
              Less dividends:
                Investment income--net                                                  (.09)            (.27)            --
                Return of capital--net                                                    --             (.28)          (.01)
                                                                                    --------         --------       --------

              Total dividends                                                           (.09)            (.55)          (.01)
                                                                                    --------         --------       --------
              Net asset value, end of period                                        $   7.91         $   7.93       $   8.11
                                                                                    ========         ========       ========

Total         Based on net asset value per share                                        .91%+++         4.63%           .12%+++
Investment                                                                          ========         ========       ========
Return:**

Ratios to     Expenses                                                                 1.02%*            .96%           .97%*
Average                                                                             ========         ========       ========
Net Assets:   Investment income--net                                                   6.91%*           6.75%          6.28%*
                                                                                    ========         ========       ========

Supplemental  Net assets, end of period (in thousands)                              $     75         $     66       $     59
Data:                                                                               ========         ========       ========
              Portfolio turnover                                                      25.09%          312.13%        259.50%
                                                                                    ========         ========       ========



                                                                                      Class B
              The following per share data and ratios have     For the                                           For the
              been derived from information provided in the    Period                                             Period
              financial statements.                         Nov. 1, 1995                                       Dec. 28, 1990
                                                            to Dec. 31,     For the Year Ended October 31,      to Oct. 31,
              Increase (Decrease) in Net Asset Value:        1995++++    1995++++    1994++++    1993       1992      1991
Per Share     Net asset value, beginning of period         $     7.93 $     8.10 $     8.65 $     8.85 $     9.84 $     9.92
Operating                                                  ---------- ---------- ---------- ---------- ---------- ----------
Performance:  Investment income--net                              .08        .47        .50        .57        .72        .77
              Realized and unrealized loss on investments
              and foreign currency transactions--net             (.03)      (.15)      (.58)      (.20)      (.99)      (.08)
                                                           ---------- ---------- ---------- ---------- ---------- ----------
              Total from investment operations                    .05        .32       (.08)       .37       (.27)       .69
                                                           ---------- ---------- ---------- ---------- ---------- ----------
              Less dividends:
                Investment income--net                           (.08)      (.24)        --         --         --       (.77)
                Return of capital--net                             --       (.25)      (.47)      (.57)      (.72)        --
                                                           ---------- ---------- ---------- ---------- ---------- ----------
              Total dividends                                    (.08)      (.49)      (.47)      (.57)      (.72)      (.77)
                                                           ---------- ---------- ---------- ---------- ---------- ----------
              Net asset value, end of period               $     7.90 $     7.93 $     8.10 $     8.65 $     8.85 $     9.84
                                                           ========== ========== ========== ========== ========== ==========

Total         Based on net asset value per share                 .62%+++   4.00%     (1.02%)     4.63%     (3.00%)     6.93%+++
Investment                                                 ========== ========== ========== ========== ========== ==========
Return:**


Ratios to     Expenses, excluding account maintenance and
Average       distribution fees                                 1.05%*      .98%       .77%       .79%       .75%       .77%*
                                                           ========== ========== ========== ========== ========== ==========
Net Assets:   Expenses                                          1.80%*     1.73%      1.52%      1.60%      1.50%      1.52%*
                                                           ========== ========== ========== ========== ========== ==========
              Investment income--net                            6.13%*     5.95%      5.68%      7.26%      7.60%      9.11%*
                                                           ========== ========== ========== ========== ========== ==========

Supplemental  Net assets, end of period (in thousands)     $  376,049 $  398,136 $  750,750 $1,664,602 $3,182,520 $5,918,769
                                                           ========== ========== ========== ========== ========== ==========
Data:         Portfolio turnover                               25.09%    312.13%    259.50%    284.62%    120.77%    153.72%
                                                           ========== ========== ========== ========== ========== ==========

             *Annualized.
            **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
          ++++Based on average shares outstanding during the period.
           +++Aggregate total investment return.

              See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (concluded)
                                                                                                      Class C
                                                                                     For the                          For the
              The following per share data and ratios have been derived              Period           For the         Period
              from information provided in the financial statements.              Nov. 1, 1995      Year Ended     Oct. 21, 1994++
                                                                                   to Dec. 31,      October 31,      to Oct. 31,
              Increase (Decrease) in Net Asset Value:                                1995++++        1995++++         1994++++
Per Share     Net asset value, beginning of period                                 $     7.74      $     8.10       $     8.11
Operating                                                                          ----------      ----------       ----------
Performance:  Investment income--net                                                      .08             .35              .01
              Realized and unrealized loss on investments
              and foreign currency transactions--net                                     (.02)           (.28)            (.01)
                                                                                   ----------      ----------       ----------
              Total from investment operations                                            .06             .07               --
                                                                                   ----------      ----------       ----------
              Less dividends:
                Investment income--net                                                   (.08)           (.21)              --
                Return of capital--net                                                     --            (.22)            (.01)
                                                                                   ----------      ----------       ----------
              Total dividends                                                            (.08)           (.43)            (.01)
                                                                                   ----------      ----------       ----------
              Net asset value, end of period                                       $     7.72      $     7.74       $     8.10
                                                                                   ==========      ==========       ==========

Total         Based on net asset value per share                                         .73%+++         .93%             .00%+++
Investment                                                                         ==========      ==========       ==========
Return:**

Ratios to     Expenses, excluding account maintenance and distribution fees             1.03%*          1.03%            1.34%*
Average                                                                            ==========      ==========       ==========
Net Assets:   Expenses                                                                  1.83%*          1.83%            2.14%*
                                                                                   ==========      ==========       ==========
              Investment income--net                                                    6.09%*          5.99%            5.63%*
                                                                                   ==========      ==========       ==========
Supplemental  Net assets, end of period (in thousands)                             $      103      $      109       $        1
Data:                                                                              ==========      ==========       ==========
              Portfolio turnover                                                       25.09%         312.13%          259.50%
                                                                                   ==========      ==========       ==========



                                                                                         Class D
              The following per share data and ratios have       For the                                           For the
              been derived from information provided in the      Period                                             Period
              financial statements.                           Nov. 1, 1995                                       Dec. 28, 1990
                                                              to Dec. 31,     For the Year Ended October 31,      to Oct. 31,
              Increase (Decrease) in Net Asset Value:          1995++++    1995++++    1994++++  1993     1992       1991
Per Share     Net asset value, beginning of period         $     7.93 $     8.11 $     8.66 $     8.85 $     9.85 $     9.92
Operating                                                  ---------- ---------- ---------- ---------- ---------- ----------
Performance:  Investment income--net                              .09        .52        .54        .61        .77        .82
              Realized and unrealized loss on investments
              and foreign currency transactions--net             (.03)      (.17)      (.58)      (.19)     (1.00)      (.07)
                                                           ---------- ---------- ---------- ---------- ---------- ----------
              Total from investment operations                    .06        .35       (.04)       .42       (.23)       .75
                                                           ---------- ---------- ---------- ---------- ---------- ----------
              Less dividends:
                Investment income--net                           (.09)      (.26)        --         --         --       (.82)
                Return of capital--net                             --       (.27)      (.51)      (.61)      (.77)        --
                                                           ---------- ---------- ---------- ---------- ---------- ----------
              Total dividends                                    (.09)      (.53)      (.51)      (.61)      (.77)      (.82)
                                                           ---------- ---------- ---------- ---------- ---------- ----------
              Net asset value, end of period               $     7.90 $     7.93 $     8.11 $     8.66 $     8.85 $     9.85
                                                           ========== ========== ========== ========== ========== ==========

Total         Based on net asset value per share                 .73%+++   4.43%      (.51%)     5.28%     (2.60%)     7.53%+++
Investment                                                 ========== ========== ========== ========== ========== ==========
Return:**

Ratios to     Expenses, excluding account maintenance and
Average       distribution fees                                 1.02%*      .95%       .76%       .73%       .75%       .76%*
Net Assets:                                                ========== ========== ========== ========== ========== ==========
              Expenses                                          1.27%*     1.20%      1.01%       .98%      1.00%       .96%*
                                                           ========== ========== ========== ========== ========== ==========
              Investment income--net                            6.67%*     6.49%      6.19%      7.24%      8.11%      9.70%*
                                                           ========== ========== ========== ========== ========== ==========

Supplemental  Net assets, end of period (in thousands)     $   24,240 $   26,619 $   48,879 $   99,037 $  188,623 $  399,416
Data:                                                      ========== ========== ========== ========== ========== ==========
              Portfolio turnover                               25.09%    312.13%    259.50%    284.62%    120.77%    153.72%
                                                           ========== ========== ========== ========== ========== ==========

             *Annualized.
            **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
          ++++Based on average shares outstanding during the period.
           +++Aggregate total investment return.

              See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Short-Term Global Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of sig-nificant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last bid price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amor-tized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Derivative financial instruments--The Fund may engage in vari-ous portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and currency markets. Losses may arise due to changes in the value of the con-tract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also pur-chase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or de-ducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums paid or received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in the interest rate. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payment are known as variation margin and are recorded by the Fund as un-realized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Income taxes--It is the Fund's policy to comply with the require-ments of the Internal Revenue Code applicable to regulated invest-ment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest and capital gains at various rates.

(f) Security transactions and investment income--Security trans-actions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of dis-count) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends from net investment income, excluding transaction gains/losses, are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. A portion of the ordinary income distributions paid by the Fund during the fiscal year ended October 31, 1995 was characterized as a return of capital.

(i) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences beteween financial reporting and tax purposes. Accordingly, current period's permanent book/tax differ-ences of $1,668,353 have been reclassified from accumulated net realized capital losses to paid-in capital in excess of par. These reclassifications have no effect on net assets or net assets values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidi-ary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding
$2 billion; 0.525% of average daily net assets in excess of $2 billion but not exceeding $4 billion; 0.50% of average daily net assets in excess of $4 billion but not exceeding $6 billion; 0.475% of average daily net assets in excess of $6 billion but not exceeding $10 billion; 0.45% of average daily net assets in excess of $10 billion but not exceeding $15 billion; and 0.425% of average daily net assets in excess of $15 billion. MLAM has entered into a Sub-Advisory Agree-ment (the "Agreement") with Merrill Lynch Asset Management U.K.,
Ltd. ("MLAM U.K."), an affiliate of MLAM, pursuant to which MLAM pays MLAM U.K. a fee for providing investment advisory services to MLAM with respect to the Fund in an amount to be determined from time to time by MLAM and MLAM U.K. but in no event in excess of the amount that MLAM actually receives for providing services to the Fund. For the period November 1, 1995 to December 31, 1995,
MLAM paid MLAM U.K. a fee of $31,481 pursuant to such Agreement.
The most restrictive annual expense limitation requires that MLAM reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. MLAM's obligation to reimburse the Fund is limited to the amount of the investment advisory fee. No fee payment will be made to MLAM during any fiscal year which will cause such expenses to exceed expense limitations at the time of such payment.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                        Account
                    Maintenance Fee          Distribution Fee

Class B                   0.25%                    0.50%
Class C                   0.25%                    0.55%
Class D                   0.25%                     --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribu-tion fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the period November 1, 1995 to December 31, 1995, MLFD did not earn underwriting discounts and MLPF&S did not earn dealer concessions on sales of the Fund's Class A and Class D Shares.

For the period November 1, 1995 to December 31, 1995, MLPF&S received contingent deferred sales charges of $22,991 and $1,000 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLPF&S, MLFDS, MLFD, MLAM U.K. and/or
ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period November 1, 1995 to December 31, 1995 were $51,101,164 and $115,211,607, respectively.

Net realized and unrealized gains (losses) as of December 31, 1995 were as follows:

                                                   Realized         Unrealized
                                                     Gains            Gains
                                                   (Losses)          (Losses)

Investments:
  Long-term                                      $ (592,622)        $  296,679
  Short-term                                        102,261            474,061
  Options written                                        --                 --
                                                 ----------         ----------
Total investments                                  (490,361)           770,740
                                                 ----------         ----------
Currency transactions:
  Options purchased                                (142,508)                --
  Options written                                   118,698                 --
  Forward foreign exchange contracts              2,384,086           (944,597)
  Foreign currency transactions                     389,743            (10,043)
                                                 ----------         ----------
Total currency transactions                       2,750,019           (954,640)
                                                 ----------         ----------
Total                                            $2,259,658         $ (183,900)
                                                 ==========         ==========

NOTES TO FINANCIAL STATEMENTS (concluded)


Transactions in call options written for the period November 1, 1995 to December 31, 1995 were as follows:

                                                                   Premiums
                                                Par Value          Received

Outstanding call options written at
beginning of period                                      --                 --
Options written                             $   195,486,000    $       217,825
Options exercised                               (22,760,000)           (45,974)
Options expired                                (172,726,000)          (171,851)
                                            ---------------    ---------------
Outstanding call options written
at end of period                            $            --    $            --
                                            ===============    ===============


Transactions in put options written for the period November 1, 1995 to December 31, 1995 were as follows:

                                                                   Premiums
                                                Par Value          Received
Outstanding put options written at
beginning of period                                      --                 --
Options written                             $   109,259,000    $       137,040
Options exercised                                (9,104,000)           (22,760)
Options expired                                (100,155,000)          (114,280)
                                            ---------------    ---------------
Outstanding put options written
at end of period                            $            --    $            --
                                            ===============    ===============


As of December 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $770,740, of which $2,451,898 related to appreciated securities and $1,681,158 related to depreciated securities. At December 31, 1995, the aggregate cost of investments for Federal income tax purposes was $392,166,732.

4. Capital Share Transactions:

Net (decrease) in net assets derived from capital share transac-tions was $(23,220,490) and $(357,893,795) for the period November 1, 1995 to December 31, 1995 and the year ended October 31, 1995, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Period                                      Dollar
November 1, 1995 to December 31, 1995          Shares              Amount

Shares sold                                        1,115       $         8,833
Shares issued to shareholders in
reinvestment of dividends                            123                   975
                                            ------------       ---------------
Net increase                                       1,238       $         9,808
                                            ============       ===============


Class A Shares for the Year                                        Dollar
Ended October 31, 1995                         Shares              Amount

Shares sold                                       19,710       $       156,702
Shares issued to shareholders in
reinvestment of dividends                            306                 2,424
                                            ------------       ---------------
Total issued                                      20,016               159,126
Shares redeemed                                  (18,948)             (150,761)
                                            ------------       ---------------
Net increase                                       1,068       $         8,365
                                            ============       ===============

Class B Shares for the Period                                      Dollar
November 1, 1995 to December 31, 1995          Shares              Amount

Shares sold                                      620,889       $     4,905,975
Shares issued to shareholders in
reinvestment of dividends                        398,231             3,149,817
                                            ------------       ---------------
Total issued                                   1,019,120             8,055,792
Automatic conversion of shares                   (18,623)             (147,125)
Shares redeemed                               (3,644,789)          (28,831,450)
                                            ------------       ---------------
Net decrease                                  (2,644,292)      $   (20,922,783)
                                            ============       ===============


Class B Shares for the Year                                        Dollar
Ended October 31, 1995                         Shares              Amount

Shares sold                                    1,165,649       $     8,282,644
Shares issued to shareholders in
reinvestment of dividends                      2,111,691            16,712,284
                                            ------------       ---------------
Total issued                                   3,277,340            24,994,928
Automatic conversion of shares                   (44,087)             (350,642)
Shares redeemed                              (45,649,821)         (361,409,238)
                                            ------------       ---------------
Net decrease                                 (42,416,568)      $  (336,764,952)
                                            ============       ===============


Class C Shares for the Period                                      Dollar
November 1, 1995 to December 31, 1995          Shares              Amount

Shares sold                                       12,066       $        93,387
Shares issued to shareholders in
reinvestment of dividends                            122                   945
                                            ------------       ---------------
Total issued                                      12,188                94,332
Shares redeemed                                  (12,969)             (100,120)
                                            ------------       ---------------
Net decrease                                        (781)      $        (5,788)
                                            ============       ===============


Class C Shares for the Year                                        Dollar
Ended October 31, 1995                         Shares              Amount

Shares sold                                       77,597       $       607,611
Shares issued to shareholders in
reinvestment of dividends                             10                    76
                                            ------------       ---------------
Total issued                                      77,607               607,687
Shares redeemed                                  (63,628)             (499,869)
                                            ------------       ---------------
Net increase                                      13,979       $       107,818
                                            ============       ===============

Class D Shares for the Period                                      Dollar
November 1, 1995 to December 31, 1995          Shares              Amount

Shares sold                                       11,529       $        91,195
Shares issued to shareholders in
reinvestment of dividends                         33,954               268,726
Automatic conversion of shares                    18,623               147,125
                                            ------------       ---------------
Total issued                                      64,106               507,046
Shares redeemed                                 (354,944)           (2,808,773)
                                            ------------       ---------------
Net decrease                                    (290,838)      $    (2,301,727)
                                            ============       ===============


Class D Shares for the Year                                        Dollar
Ended October 31, 1995                         Shares              Amount

Shares sold                                      141,026       $     1,012,351
Shares issued to shareholders in
reinvestment of dividends                        142,590             1,231,159
Automatic conversion of shares                    44,065               350,642
                                            ------------       ---------------
Total issued                                     327,681             2,594,152
Shares redeemed                               (3,000,651)          (23,839,178)
                                            ------------       ---------------
Net decrease                                  (2,672,970)      $   (21,245,026)
                                            ============       ===============


5. Commitments:
At December 31, 1995, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to sell various foreign currency with an approximate value of $3,618,000.

6. Capital Loss Carryforward:
At December 31, 1995, the Fund had a capital loss carryforward of approximately $44,580,000, of which $32,232,000 expires in 1999, $10,816,000 expires in 2001, $1,042,000 expires in 2002, and $490,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

                                                                      APPENDIX I

                       BOND AND COMMERCIAL PAPER RATINGS

STANDARD & POOR'S BOND RATINGS


     A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.



     The "AA" rating may be modified by the addition of a plus or minus sign to show relative standing within that major rating category.


MOODY'S BOND RATINGS

     Excerpts from Moody's description of its corporate bond ratings:
Aaa -- judged to be of the best quality, carry the smallest degree of investment risk; and Aa -- judged to be of high quality by all standards.

IBCA'S CORPORATE BOND RATINGS

     Bonds rated AAA are obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic, or financial conditions are unlikely to increase investment risk significantly. Bonds rated AA are obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, although adverse changes in business, economic or financial conditions may lead to increased investment risk albeit not very significantly.

     "+" or "-" may be appended to a long-term rating to denote relative status within major rating categories.

STANDARD & POOR'S COMMERCIAL PAPER RATINGS


     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The highest category is as follows:


     A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.


     A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

MOODY'S COMMERCIAL PAPER RATINGS


     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated. Moody's employs the following designations, judged to be investment grade, to indicate the relative repayment capacity of rated issuers:


     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

IBCA'S COMMERCIAL PAPER RATINGS

     Commercial paper rated A1+ are obligations supported by the highest capacity for timely repayment. Commercial paper rated A1 are obligations supported by a very strong capacity for timely repayment. Commercial paper rated A2 are obligations supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

                               TABLE OF CONTENTS


                                                         PAGE
                                                         -----
Investment Objective and Policies..................        2
 Hedging Techniques................................        2
 Risk Factors in Options and Futures
   Transactions....................................        4
 Forward Foreign Exchange Transactions.............        5
 Other Investment Policies and Practices...........        6
 Investment Restriction............................        7
Management of the Fund.............................       11
 Directors and Officers............................       11
 Compensation of Directors.........................       12
 Management and Advisory Arrangements..............       13
Purchase of Shares.................................       15
 Initial Sales Charge Alternatives -- Class A and
   Class D Shares..................................       15
 Reduced Initial Sales Charges.....................       17
 Employer-Sponsored Retirement or Savings Plans and
   Certain Other Arrangements......................       20
 Distribution Plans................................       20
 Limitations on the Payment of Deferred Sales
   Charges.........................................       21
Redemption of Shares...............................       22
 Deferred Sales Charges -- Class B and Class C
   Shares..........................................       22
Portfolio Transactions and Brokerage...............       23
Determination of Net Asset Value...................       23
Shareholder Services...............................       24
 Investment Account................................       24
 Automatic Investment Plan.........................       25
 Automatic Reinvestment of Dividends and Capital
   Gains Distributions.............................       25
 Systematic Withdrawal Plans -- Class A and Class D
   Shares..........................................       26
 Exchange Privilege................................       27
Distributions and Taxes............................       40
 Tax Treatment of Options, Futures and Forward
   Foreign Exchange Transactions...................       41
 Special Rules for Foreign Currency Exchange
   Transactions....................................       42
Performance Data...................................       43
General Information................................       45
 Description of Shares.............................       45
 Computation of Offering Price Per Share...........       46
 Independent Auditors..............................       46
 Custodian.........................................       47
 Transfer Agent....................................       47
 Legal Counsel.....................................       47
 Reports to Shareholders...........................       47
 Additional Information............................       47
Independent Auditors' Report.......................       48
Financial Statements...............................       49
Independent Auditors' Report.......................       61
Financial Statements...............................       62
Appendix I -- Bond and Commercial Paper Ratings....      I-1
                                           Code # 11100-0296


          (LOGO)

          MERRILL LYNCH

          SHORT-TERM GLOBAL


          INCOME FUND, INC.



          STATEMENT OF

          ADDITIONAL
          INFORMATION


          February 28, 1996


          Distributor:
          Merrill Lynch
          Funds Distributor, Inc.

                   APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

     Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission File due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

   DESCRIPTION OF OMITTED                             LOCATION OF GRAPHIC
      GRAPHIC OR IMAGE                                  OR IMAGE IN TEXT
---------------------------------                -----------------------------
Compass plates, circular graph                   Back cover of Prospectus and
paper and Merrill Lynch Logo                     back cover of Statement of
including stylized market bull.                  Additional Information.

                           PART C.  OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS:
  Contained in Part A:


          Financial Highlights for the fiscal period November 1, 1995 to December 31, 1995, the fiscal years ended October 31, 1995, 1994, 1993 and 1992 and for the fiscal period December 28, 1990 to October 31, 1991, and August 3, 1990 (commencement of operations) to December 27, 1990.


  Contained in Part B:

          Financial Statements:


          Schedule of Investments as of December 31, 1995.



          Statement of Assets and Liabilities as of December 31, 1995.



          Statement of Operations for the fiscal period November 1, 1995 to December 31, 1995.



          Statement of Changes in Net Assets for the fiscal period November 1, 1995 to December 31, 1995 and the fiscal year ended October 31, 1995.



          Financial Highlights for the fiscal period November 1, 1995 to December 31, 1995, the fiscal years ended October 31, 1995, 1994, 1993 and 1992 and for the fiscal period December 28, 1990 to October 31, 1991.



          Schedule of Investments as of October 31, 1995.



          Statement of Assets and Liabilities as of October 31, 1995.



          Statement of Operations for the fiscal year ended October 31, 1995.



          Statement of Changes in Net Assets for each of the fiscal years ended October 31, 1995 and 1994.



          Financial Highlights for the fiscal years ended October 31, 1995, 1994, 1993 and 1992 and for the fiscal periods December 28, 1990 to October 31, 1991, and August 3, 1990 (commencement of operations) to December 27, 1990.


(B) EXHIBITS:


  EXHIBIT
   NUMBER                                        DESCRIPTION
------------                                     -----------
 1 (a)   --  Articles of Incorporation of Registrant.(e)
   (b)   --  Articles of Amendment to the Articles of Incorporation dated October 19, 1994.(e)
   (c)   --  Articles Supplementary to the Articles of Incorporation dated October 21, 1994.(e)
 2       --  Amended and Restated By-Laws of Registrant.
 3       --  None.
 4       --  Copies of instruments defining the rights of shareholders, including the relevant portions of the Articles of Incorporation, as amended and By-Laws.(b)
 5 (a)   --  Investment Advisory Agreement between Registrant and Merrill Lynch Asset Management,
             Inc.(a)
   (b)   --  Sub-Advisory Agreement between Merrill Lynch Investment Management, Inc. and Merrill
             Lynch Asset Management U.K. Limited.(a)
   (c)   --  Supplement to Investment Advisory Agreement between Registrant and Merrill Lynch
             Asset Management, L.P., dated January 3, 1994.(d)
 6 (a)   --  Class A Distribution Agreement between Registrant and Merrill Lynch Funds
             Distributor, Inc.(d)
   (b)   --  Class B Distribution Agreement between Registrant and Merrill Lynch Funds
             Distributor, Inc.(a)

  EXHIBIT
   NUMBER                                        DESCRIPTION
------------ ------------------------------------------------------------------------------------
   (c)   --  Letter Agreement between the Registrant and Merrill Lynch Funds Distributor, Inc.
             with respect to the Merrill Lynch Mutual Fund Adviser Program.(c)
   (d)   --  Class C Distribution Agreement between Registrant and Merrill Lynch Funds
             Distributor, Inc.(d)
   (e)   --  Class D Distribution Agreement between Registrant and Merrill Lynch Funds
             Distributor, Inc.(d)
 7       --  None.
 8       --  Custodian Agreement between Registrant and The Chase Manhattan Bank, N.A.(a)
 9 (a)   --  Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency
             Agreement between Registrant and Merrill Lynch Financial Data Services, Inc.(a)
   (b)   --  Form of Agreement between Merrill Lynch & Co., Inc. and Registrant relating to use by Registrant of Merrill Lynch name.(a)
10       --  Opinion of Brown & Wood, counsel for the Registrant.
11       --  Consent of Deloitte & Touche LLP, independent auditors for Registrant.
12       --  None.
13       --  Certificate of Merrill Lynch Asset Management, Inc.(a)
14       --  None.
15 (a)   --  Class B Distribution Plan of Registrant and Class B Distribution Plan
             Sub-Agreement.(c)
   (b)   --  Class C Distribution Plan of Registrant and Class C Distribution Plan
             Sub-Agreement.(d)
   (c)   --  Class D Distribution Plan of Registrant and Class D Distribution Plan
             Sub-Agreement.(d)
16 (a)   --  Schedule for computation of each performance quotation provided in the Registration
             Statement in response to Item 22 relating to Class A shares.(a)
   (b)   --  Schedule for computation of each performance quotation provided in the Registration
             Statement in response to Item 22 relating to Class B shares.(a)
   (c)   --  Schedule for computation of each performance quotation provided in the Registration
             Statement in response to Item 22 relating to Class C shares.(e)
   (d)   --  Schedule for computation of each performance quotation provided in the Registration
             Statement in response to Item 22 relating to Class D shares.(e)
17 (a)   --  Financial Data Schedule for the Year Ended October 31, 1995 relating to Class A
             Shares.
   (b)   --  Financial Data Schedule for the Year Ended October 31, 1995 relating to Class B
             Shares.
   (c)   --  Financial Data Schedule for the Year Ended October 31, 1995 relating to Class C
             Shares.
   (d)   --  Financial Data Schedule for the Year Ended October 31, 1995 relating to Class D
             Shares.
   (e)   --  Financial Data Schedule for the Period November 1, 1995 through December 31, 1995 relating to Class A Shares.
   (f)   --  Financial Data Schedule for the Period November 1, 1995 through December 31, 1995 relating to Class B Shares.
   (g)   --  Financial Data Schedule for the Period November 1, 1995 through December 31, 1995 relating to Class C Shares.
   (h)   --  Financial Data Schedule for the Period November 1, 1995 through December 31, 1995 relating to Class D Shares.
18       --  Merrill Lynch Select Pricing(SM) System Plan Pursuant to Rule 18f-3.(f)


---------------

  (a) Refiled pursuant to the Electronic Data Gathering, Analysis and Retrieval ("EDGAR") phase-in requirements.


  (b) Reference is made to Article III (Sections 3 and 4), Article V, Article VI (Sections 2, 3, 4, 5 and 6), Article VII, Article VIII and Article X of the Registrant's Articles of Incorporation filed as Exhibit (1)(a) to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933 (the "Registration Statement"); the Articles of Amendment to the Articles of Incorporation dated October 19, 1994, filed as Exhibit 1(b) to Post-Effective Amendment No. 6 to the Registration Statement; the Articles Supplementary to the Articles of Incorporation dated October 21, 1994, filed as Exhibit 1(c) to Post-Effective Amendment No. 6 to the Registration Statement; and Article II, Article III (Sections 1, 3, 5, 6 and 17), Article VI, Article VII, Article XIII, and Article XIV of the Registrant's By-Laws filed as Exhibit (2) to Post-Effective Amendment No. 7 to the Registration Statement.


(c) Filed as an Exhibit to Post-Effective Amendment No. 4 to the Registration Statement.


(d) Filed as an Exhibit to Post-Effective Amendment No. 5 to the Registration Statement.


(e) Filed as an Exhibit to Post-Effective Amendment No. 6 to the Registration Statement.


(f) Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust filed on January 25, 1996.


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     The Registrant is not controlled by or under common control with any other person.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES


                                                                                   NUMBER OF
                                                                                  HOLDERS AT
                               TITLE OF CLASS                                  JANUARY 31, 1996*
-----------------------------------------------------------------------------  -----------------
Shares of Class A Common Stock, par value $0.10 per share....................            17
Shares of Class B Common Stock, par value $0.10 per share....................        43,540
Shares of Class C Common Stock, par value $0.10 per share....................             5
Shares of Class D Common Stock, par value $0.10 per share....................         2,520


---------------

* The number of holders includes holders of record plus beneficial owners whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated.


  ITEM 27.  INDEMNIFICATION

     Reference is made to Article VI of Registrant's Articles of Incorporation,
Article VI of Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Distribution Agreement.

     Article VI of the By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Each officer and director of the Registrant claiming indemnification within the scope of Article VI of the By-Laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under the General Laws of the State of Maryland; provided, however, that the person seeking indemnification shall provide to the Registrant a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his undertaking; (b) the Registrant is insured against losses arising by reason of the advance; (c) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

     The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     The Registrant may indemnify, make advances or purchase insurance to the extent provided in Article VI of the By-Laws on behalf of an employee or agent who is not an officer or director of the Registrant.

     In Section 9 of the Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933 (the "Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

     Insofar as indemnification for liabilities arising under the Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


     (a) Merrill Lynch Asset Management, L.P. ("MLAM" or the "Investment Adviser"), acts as investment adviser for the following open-end investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Balanced Fund for Investment and Retirement Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Growth Fund for Investment and Retirement, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Institutional Intermediate Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc. and Merrill Lynch Variable Series Funds, Inc. and for the following closed-end companies: Convertible Holdings Inc., Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.



     Fund Asset Management, L.P. ("FAM"), an affiliate of the Investment Adviser, acts as the investment adviser for the following open-end investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill

Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Emerging Tigers Fund, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., The Municipal Fund Accumulation Program, Inc., MuniEnhanced Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest California Insured Fund, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest New York Insured Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Insured Fund II, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield New York Insured Fund III, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., Senior High Income Portfolio II, Inc., Senior Strategic Income Fund, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNew York Holdings, Inc. and Worldwide DollarVest Fund, Inc.



     The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Institutional Intermediate Fund is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646. The address of the Investment Adviser, FAM and Princeton Services, Inc. ("Princeton Services") is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor, Inc. ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281. The address of Merrill Lynch Financial Para Services, Inc. ("MLFDS") is 4800 Deer Lake Drive East, Jacksonville, Florida 32240-6484.



     Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since November 1, 1993, for his or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President, Mr. Richard is Treasurer and Mr. Glenn is Executive Vice President of substantially all of the investment companies described in the first two paragraphs of this
Item 28, and Messrs. Giordano, Harvey, Hewitt, Kirstein and Monagle are directors, trustees or officers of one or more of such companies.



                                   POSITION(S) WITH THE         OTHER SUBSTANTIAL BUSINESS,
             NAME                   INVESTMENT ADVISER      PROFESSION, VOCATION OR EMPLOYMENT
-------------------------------  -------------------------  -----------------------------------
ML & Co........................  Limited Partner            Financial Services Holding Company;
                                                              Limited Partner of FAM
Princeton Services.............  General Partner            General Partner of FAM
Arthur Zeikel..................  President                  President of FAM; President and
                                                              Director of Princeton Services;
                                                              Director of MLFD; Executive Vice
                                                              President of ML & Co.

                                   POSITION(S) WITH THE         OTHER SUBSTANTIAL BUSINESS,
             NAME                   INVESTMENT ADVISER      PROFESSION, VOCATION OR EMPLOYMENT
-------------------------------  -------------------------  -----------------------------------
Terry K. Glenn.................  Executive Vice President   Executive Vice President of FAM;
                                                              Executive Vice President and
                                                              Director of Princeton Services;
                                                              President and Director of MLFD;
                                                              Director of MLFDS; President of
                                                              Princeton Administrators, L.P.
Vincent R. Giordano............  Senior Vice President      Senior Vice President of FAM;
                                                            Senior Vice President of Princeton
                                                              Services
Elizabeth Griffin..............  Senior Vice President      Senior Vice President of FAM;
                                                            Senior Vice President of Princeton
                                                              Services
Norman R. Harvey...............  Senior Vice President      Senior Vice President of FAM;
                                                            Senior Vice President of Princeton
                                                              Services
N. John Hewitt.................  Senior Vice President      Senior Vice President of FAM;
                                                            Senior Vice President of Princeton
                                                              Services
Philip L. Kirstein.............  Senior Vice President,     Senior Vice President, General
                                   General Counsel and      Counsel and Secretary of FAM;
                                   Secretary                  Senior Vice President, General
                                                              Counsel, Director and Secretary
                                                              of Princeton Services; Director
                                                              of MLFD
Ronald M. Kloss................  Senior Vice President and  Senior Vice President and
                                   Controller               Controller of FAM; Senior Vice
                                                              President and Controller of
                                                              Princeton Services
Stephen M.M. Miller............  Senior Vice President      Executive Vice President of
                                                            Princeton Administrators, L.P.
Joseph T. Monagle, Jr..........  Senior Vice President      Senior Vice President of FAM;
                                                            Senior Vice President of Princeton
                                                              Services
Richard L. Reller..............  Senior Vice President      Senior Vice President of FAM;
                                                            Senior Vice President of Princeton
                                                              Services
Gerald M. Richard..............  Senior Vice President and  Senior Vice President and Treasurer
                                   Treasurer                of FAM; Senior Vice President and
                                                              Treasurer of Princeton Services;
                                                              Vice President and Treasurer of
                                                              MLFD
Ronald L. Welburn..............  Senior Vice President      Senior Vice President of FAM;
                                                            Senior Vice President of Princeton
                                                              Services
Anthony Wiseman................  Senior Vice President      Senior Vice President of Princeton
                                                              Services



     (b) Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") acts as sub-adviser for the following registered investment companies: Merrill Lynch EuroFund, Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch International Equity Fund and Merrill Lynch Short-Term Global Income Fund, Inc. The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.

     Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since November 1, 1993, for his own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Zeikel, Albert, Harvey, Holmes, Richard and Yardley are officers of one or more of the registered investment companies listed in the preceding paragraph:



                                       POSITION WITH            OTHER SUBSTANTIAL BUSINESS,
             NAME                        MLAM U.K.          PROFESSION, VOCATION OR EMPLOYMENT
-------------------------------  -------------------------  -----------------------------------
Arthur Zeikel..................  Chairman                   President of the Investment Adviser
                                                              and FAM; President and Director
                                                              of Princeton Services; Director
                                                              of MLFD; Executive Vice President
                                                              of ML & Co.
Alan J. Albert.................  Managing Director          Vice President of the Investment
                                                              Adviser
Nicholas C. D. Hall............  Director                   Counsel of Merrill Lynch Europe PLC
Norman R. Harvey...............  Senior Vice President      Senior Vice President of the
                                                            Investment Adviser and FAM; Senior
                                                              Vice President of Princeton
                                                              Services
Gerald M. Richard..............  Senior Vice President      Senior Vice President and Treasurer
                                                            of the Investment Adviser and FAM;
                                                              Senior Vice President and
                                                              Treasurer of Princeton Services;
                                                              Vice President and Treasurer of
                                                              MLFD
Adrian Holmes..................  Managing Director          Vice President of the Investment
                                                              Adviser
Stephen J. Yardley.............  Vice President             None
Carol Ann Langham..............  Company Secretary          Company Secretary of Merrill Lynch
                                                              Europe PLC
Debra Anne Searle..............  Assistant Company          Assistant Company Secretary of
                                   Secretary                Merrill Lynch Europe PLC


ITEM 29.  PRINCIPAL UNDERWRITERS.


     (a) MLFD acts as the principal underwriter for the Registrant and for each of the open-end investment companies referred to in the first two paragraphs of
Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., and The Municipal Fund Accumulation Program, Inc., and MLFD also acts as principal underwriter for the following closed-end investment companies: Merrill Lynch High Income Municipal Bond Program, Inc., Merrill Lynch Municipal Strategic Fund, Inc., and Merrill Lynch Senior Floating Rate Fund, Inc.

     (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Messrs. Crook, Aldrich, Breen, Fatseas, and Wasel is One Financial Center, Boston, Massachusetts 02111-2646.



                                                                              POSITION(S) AND
                    (1)                      POSITION(S) AND OFFICE(S)           OFFICE(S)
                   NAME                              WITH MLFD                WITH REGISTRANT
-------------------------------------------  -------------------------    -----------------------
Terry K. Glenn.............................  President and Director       Executive Vice
                                                                          President
Arthur Zeikel..............................  Director                     President and Director
Philip L. Kirstein.........................  Director                     None
William E. Aldrich.........................  Senior Vice President        None
Robert W. Crook............................  Senior Vice President        None
Kevin P. Boman.............................  Vice President               None
Michael J. Brady...........................  Vice President               None
William M. Breen...........................  Vice President               None
Sharon Creveling...........................  Vice President and           None
                                               Assistant Treasurer
Mark A. DeSario............................  Vice President               None
James J. Fatseas...........................  Vice President               None
Michelle T. Lau............................  Vice President               None
Debra W. Landsman-Yaros....................  Vice President               None
Gerald M. Richard..........................  Vice President and           Treasurer
                                               Treasurer
Salvatore Venezia..........................  Vice President               None
William Wasel..............................  Vice President               None
Robert Harris..............................  Secretary                    None


     (c) Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS


     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its transfer agent, Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.


ITEM 31.  MANAGEMENT SERVICES

     Other than as set forth under the caption "Management of the Fund -- Management and Advisory Arrangements" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Fund -- Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32.  UNDERTAKINGS

     (a) Not applicable.

     (b) Not applicable.

     (c) Registrant undertakes to furnish each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and the State of New Jersey, on the 27th day of February 1996.



                                          MERRILL LYNCH SHORT-TERM GLOBAL
                                          INCOME FUND, INC.
                                          (Registrant)



                                          By:      /s/  TERRY K. GLENN
                                            ------------------------------------
                                              (Terry K. Glenn, Executive Vice
                                                          President)



     Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.



             SIGNATURE                                TITLE                        DATE(S)
-----------------------------------    -----------------------------------    -----------------
          ARTHUR ZEIKEL*               President and Director (Principal
-----------------------------------      Executive Officer)
          (Arthur Zeikel)

        GERALD M. RICHARD*             Treasurer (Principal Financial and
-----------------------------------      Accounting Officer)
        (Gerald M. Richard)

                DONALD CECIL*          Director
-----------------------------------
          (Donald Cecil)

             EDWARD H. MEYER*          Director
-----------------------------------
         (Edward H. Meyer)

            CHARLES C. REILLY*         Director
-----------------------------------
        (Charles C. Reilly)

              RICHARD R. WEST*         Director
-----------------------------------
         (Richard R. West)

            EDWARD D. ZINBARG*         Director
-----------------------------------
        (Edward D. Zinbarg)

*By:   /s/  TERRY K. GLENN                                                    February 27, 1996
     ------------------------------
        (Terry K. Glenn,
        Attorney-in-Fact)

                                 EXHIBIT INDEX


  EXHIBIT
   NUMBER                                        DESCRIPTION
------------ -----------------------------------------------------------------------------------
  2      --  Amended and Restated By-Laws of Registrant.
  5(a)   --  Investment Advisory Agreement between Registrant and Merrill Lynch Asset
             Management, Inc.
  6(b)   --  Class B Distribution Agreement between Registrant and Merrill Lynch Funds
             Distributor, Inc.
  8      --  Custodian Agreement between Registrant and The Chase Manhattan Bank, N.A.
  9(a)   --  Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency
             Agreement between Registrant and Merrill Lynch Financial Data Services, Inc.
   (b)   --  Form of Agreement between Merrill Lynch & Co., Inc. and Registrant relating to use by Registrant of Merrill Lynch name.
 10      --  Opinion of Brown & Wood, counsel for the Registrant.
 11      --  Consent of Deloitte & Touche LLP, independent auditors for Registrant.
 13      --  Certificate of Merrill Lynch Asset Management, Inc.
 16(a)   --  Schedule for computation of each performance quotation provided in the Registration
             Statement in response to Item 22 relating to Class A shares.
 16(b)   --  Schedule for computation of each performance quotation provided in the Registration
             Statement in response to Item 22 relating to Class B shares.
 17(a)   --  Financial Data Schedule for the Year Ended October 31, 1995 relating to Class A
             Shares.
   (b)   --  Financial Data Schedule for the Year Ended October 31, 1995 relating to Class B
             Shares.
   (c)   --  Financial Data Schedule for the Year Ended October 31, 1995 relating to Class C
             Shares.
   (d)   --  Financial Data Schedule for the Year Ended October 31, 1995 relating to Class D
             Shares.
   (e)   --  Financial Data Schedule for the Period November 1, 1995 through December 31, 1995 relating to Class A Shares.
   (f)   --  Financial Data Schedule for the Period November 1, 1995 through December 31, 1995 relating to Class B Shares.
   (g)   --  Financial Data Schedule for the Period November 1, 1995 through December 31, 1995 relating to Class C Shares.
   (h)   --  Financial Data Schedule for the Period November 1, 1995 through December 31, 1995 relating to Class D Shares.